Exhibit 10.1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
–Execution Copy
MASTER SERVICES AGREEMENT
This MASTER SERVICES AGREEMENT (the “Agreement”) dated June 9, 2023, and effective as of July 1, 2023 (the “Effective Date”) is by and between Chime Financial, Inc. (“Client”), whose principal office is located at 101 California, #500, San Francisco CA 94111 and The Bancorp Bank, N.A. (the “Bank”) a nationally chartered bank with its principal offices at 6100 S. Old Village Place, Sioux Falls, South Dakota 57108. Client and Bank are collectively referred to the “Parties” and are individually referred to as a “Party.”
RECITALS
(a)    Bank is a nationally-chartered bank which intends to offer Programs and perform other activities as set forth in this Agreement. Bank and any of its successors, subsidiaries, and assigns are collectively referred to as “Bank” throughout this Agreement.
(b)    Client is in the business of developing, marketing, and servicing consumer relationships, including relationships involving consumer banking and payment services.
(c)    Bank desires to (i) retain Client to continue to provide certain marketing and program management services, (ii) have Client market Programs, issued by Bank in accordance with this Agreement.
(d)    Client desires to continue to provide its marketing services to Bank and to serve as the Bank’s limited agent solely for the purposes of marketing and servicing the Bank’s Programs to Client’s Customers and in accordance herewith.
(e)    Bank and Client are parties to the Amended and Restated Private Label Account Program Services Agreement dated on or about February 16, 2020, as amended (“Prior Agreement”). Bank and Parties desire to amend and restate the Prior Agreement in its entirety, together with all amendments thereto.
(f)    Bank and Client are entering into this Agreement to document the terms and conditions applicable to the development, marketing, and servicing of new and existing Financial Products and Services.
TERMS OF AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the Parties hereto, intending to be legally bound, agree as follows:

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1.    CERTAIN DEFINITIONS.
Except as otherwise specifically indicated, the following terms shall have the following meanings in this Agreement (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
(a)    “ACH” means the Automated Clearing House network.
(b)    “Account” means a demand deposit account, savings account, credit card account and/or a loan account originated by Bank on behalf of a Customer.
(c)    “Account Agreement” means the contract setting forth the terms and conditions applicable to the consumer Accounts as between the Bank and a Customer, including all disclosures required by law as well as the terms and conditions applicable to the Card issued in connection therewith.
(d)    “Account Income” means all fee revenue received from a Customer including but not limited to transaction fees, balance inquiry fees, Card fees, or other fees as specified in the Account Agreement.
(e)    “Addendum” means added terms to this Agreement governing specific terms of various Programs or product types subject to this Agreement. For avoidance of doubt, any reference to “Agreement” shall include any applicable Addendums.
(f)    “Affiliate” means, with respect to any Person, each Person who directly or indirectly controls, is controlled by or is under common control with a Party. For the purpose of this definition, the term “control” (including with correlative meanings, the terms controlling, controlled by and under common control with) means the power to direct the management or policies of such Person or Party, directly or indirectly, through the ownership of twenty-five percent (25%) or more of a class of voting securities, by contract or otherwise.
(g)    “Applicable Law” means, to the extent applicable to a Party, a particular Program, or made applicable by virtue of this Agreement, (i) Consumer Protection Laws, (ii) Data Security and Privacy Laws, (iii) the Rules, (iv) any order issued by a court having jurisdiction over a Party (v) any applicable international, federal, state, or local law, including without limitation, the Bank Secrecy Act and its implementing regulations including, 31 CFR 1022.210, 31 CFR 1022.320, 31CFR 1022.420, any and all sanctions or regulations enforced by OFAC, and statutes or regulations of any state relating to card issuance, money transmission or unclaimed property, that are applicable to the marketing, issuance, sale, authorization or usage of the Cards (including, but not limited to, Title IV of the Credit Card Accountability Responsibility and Disclosure Act of 2009, Section 920 of the Electronic Fund Transfer Act, as amended, and the Prepaid Access Rule), and (vi) any other regulation, rule, supervisory guidance, directive, or interpretation promulgated or published by a Regulatory Authority.

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(h)    “Asset Based Program” means any Program offered pursuant to a Program Addendum and applicable Program Authorization Letter which involves the Bank extending credit

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or other liquidity and holding such credit or other liquidity on its balance sheet, which may include credit card accounts, loan accounts, and overdraft or similar programs.
(i)    “Bank Fees and Assessments” has the meaning set forth in in an Exhibit to the applicable Addendum.
(j)    “Bank Transaction Fees” has the meaning set forth in an Exhibit to the applicable Addendum.
(k)    “Business Day” means Monday through Friday, excluding federal holidays.
(l)    “Card” means any access device issued and/or sold by Bank to a Customer pursuant to the Prior Agreement or this Agreement, used for the purchase of goods and services by accessing the available balance in an Account through a Network.
(m)    “Client Funded Asset Account” means the balance of any funds held in a Negative Balance Funding Account (as defined in an applicable Addendum) or an account which is used as collateral against Accounts originated pursuant to an Asset Based Program, or as further set forth in Exhibit A of this Agreement.
(n)    “Consumer Protection Laws” means the laws applicable to a Consumer for each Financial Product or Service established primarily for personal, family, or household purposes.
(o)    “Customer” means any person obtaining an Account under the Agreement pursuant to the Account-opening standards set forth in the Rules.
(p)    “Customer Agreement” means the agreement between Bank and a Customer governing the terms and use of a Financial Product or Service.
(q)    “Customer Disclosures” means the Customer Agreement, Cards (to the extent applicable), and any other terms and conditions or disclosures required by Applicable Law for participation in a Program or using a Financial Product or Service.
(r)    “Customer Funds” means the balance of funds held by Bank on behalf of a Customer.
(s)    “Data Security and Privacy Laws” means the federal banking agencies’ Interagency Guidelines Establishing Standards for Safeguarding Consumer Information and the Interagency Guidelines Establishing Information Security Standards, 12 CFR 1016 (Regulation P), any other applicable federal or state law regarding protection of Nonpublic Personal Information, and to the extent applicable, the General Data Protection Regulation (GDPR).

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(t)    “Deposit” has the meaning set forth in Section 3(1) of the Federal Deposit Insurance Act, 12 U.S.C. § 1813(1).
(u)    “Deposit Amount” means the amount of funds a Customer deposits into an Account.

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(v)    “Deposit Network” means any third-party network approved by Bank and over which cash Deposits are accepted through a Processor and subsequently settled with the Bank.
(w)    “Due Diligence” means the process of evaluating or auditing a Subcontractor or other third party in order to identify any potential risks of doing business with such entity.
(x)    “Financial Products and Services” means the products or services offered by Bank and serviced by Client pursuant to this Agreement, as set forth in the applicable Addendum.
(y)    “Funding Failure” means the failure of a Deposit Amount to be effectively credited to any Program Account, for any reason, including but not limited to a lack of sufficient funds on deposit to cover the sum of the Deposits, an ACH reject, the failure of any Deposit Network to fund a Deposit or any other cause.
(z)    “Graphic Standards” means all standards, policies, and other requirements adopted by a Network or Bank from time to time with respect to use of its Marks.
(aa)    “Interchange” or “Interchange Fee” means the fee paid to the Bank as issuer of the Card by an acquiring financial institution for a Transaction, as established by a Network.
(bb)    “Intellectual Property Rights” means, with respect to each Party, all (i) intellectual property rights of any kind, worldwide, including utility patents, design patents, utility models, and all applications for the foregoing; (ii) published works of authorship, registered copyrights, and all registrations and applications for the foregoing; (iii) proprietary software, technology and documentation; (iv) documented trade secrets; and (v) other proprietary information or materials, in whatever form.
(cc)    “Mark” means the service marks and trademarks of a Network, Bank or Client, and includes but not is limited to, the names and other distinctive marks or logos, which identify a Network, Client or Bank.
(dd)    “Membership” means the membership in a Network and licensing rights thereto obtained by Bank.
(ee)    “Network” means any third-party network over which funds are transferred or Transactions and Settlements are processed (including but not limited to MasterCard, VISA, Discover, Maestro, Interlink, Pulse, STAR, Cirrus, Plus, MoneyPass, Allpoint, Green Dot, Western Union, MoneyGram, Visa Readylink, MasterCard RePower, Ingo, Nacha).
(ff)    “Nonpublic Personal Information” means “non-public personal information” as defined in the Gramm-Leach-Bliley Act and implementing regulations, or any other protected Consumer-identifying information under Applicable Law; including, without limitation, a

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Consumer’s name, address, or telephone number in conjunction with the Consumer’s social security number, driver’s license number, account number, credit or debit card number, or a personal identification number or password that would permit access to the Consumer’s account, or any combination of components of Consumer information that would allow someone to log onto or access a Consumer’s account, such as a username and password, password and account

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number, transaction information regarding the Consumer account, or any other information provided to Bank or Client by a Consumer in connection with the Program.
(gg)    “Person” means any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of any nature.
(hh)    “Processing Services” means those services that are described in an Exhibit to the applicable Addendum and which are necessary to issue and service the Accounts, including, but not limited to, the processing necessary for Card Transactions, in accordance with the Rules of any Network and Regulatory Authority.
(ii)    “Processor” means a third-party provider of payment processing or recordkeeping services relied upon by Bank and Client in connection with any Programs contemplated by this Agreement. “Processor” shall also mean Client in the event that Client is approved by Bank to provide Processing Services pursuant to Section 3.6 of this Agreement.
(jj)    “Program” means the marketing, evaluation, processing, administration, supervision, servicing, and maintenance of the Accounts established under this Agreement, and the phrase “Account Program” shall mean a unique Account marketing effort approved by Bank pursuant to a Program Authorization Letter.
(kk)    “Program Account” shall have the meaning described in Section 2.6 of this Agreement.
(ll)    “Program Authorization Letter” means a letter from Bank authorizing the development and launch of an Account Program. Any Program Authorization Letter shall set forth the general parameters, features, and any special terms under which the Account Program is authorized under. For clarity, all Program Authorization Letters approved under the Prior Agreement continue to be approved under this Agreement.
(mm)    “Program Collateral” means all Customer Disclosures and Solicitation Materials relating to a Program.
(nn)    “Program Management Fee” means the fee paid by Bank to Client for the marketing and program management services as determined in an Exhibit to the applicable Addendum.
(oo)    “Program Revenues” means all Account Income and Interchange Fee revenues generated by or accruing to the Bank under a Program.

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(pp)    “Program Website” means the website (s) or mobile application(s) through which the Program is marketed to Customers and the website or websites utilized by Customers to provide information about, and access to, their Accounts.
(qq)    “Regulatory Authority” means, as the context requires, any Network; the Federal Reserve Board (FRB); the Office of the Comptroller of the Currency (OCC), the Consumer

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Financial Protection Bureau (CFPB); Federal Trade Commission (FTC); the Federal Financial Institutions Examination Council (FFIEC); and any other Federal or state regulator or agency having jurisdiction over Bank, Client, or Financial Products and Services. It may also include, as the circumstances dictate, any non-U.S. authority having or exercising jurisdiction related to the issuance, sale, authorization or usage of Financial Products and Services provided under this Agreement.
(rr)    “Required Reports” means the reports required by Bank to properly implement and monitor a Program, as set forth in an Exhibit to the applicable Addendum.
(ss)    “Rules” means (i) the by-laws and operating rules of any Network, including all standards, policies, and other requirements adopted by a Network or Bank from time to time with respect to use of its Marks, (ii) any applicable rule or requirement of any Network related to the issuance, sale, authorization or usage of products or services to be provided under this Agreement, (iii) the published standards of the World Wide Web Consortium’s (W3C) related to digital content accessibility, and (iv) the published regulations of any Regulatory Authority and the policies and procedures of Bank, as promulgated by Bank’s Board of Directors or Bank senior management in good faith to ensure the continued safety and soundness of Bank.
(tt)    “Settlement” means the movement of funds between Bank and Network members in accordance with the Rules.
(uu)    “Solicitation Material” means the advertisements, brochures, applications, marketing materials, telemarketing scripts and any other written materials relating to a Program, including point of purchase displays, television advertisements, radio advertisements, electronic web pages, electronic web links, Program Websites, and any other type of advertisement, marketing material, or interactive media related to the Program or any other materials sent to, or viewed by, a Customer or prospective Customer from time to time. For clarity, all Solicitation Materials approved under the Prior Agreement continue to be approved under this Agreement.
(vv)    “Subcontractor” means any Bank-approved Processor, servicer, reseller, or other third party contracted with Client to perform Client’s obligations under this Agreement on behalf of Client.
(ww)    “Transaction” means a transaction that is processed through a Network and its members or through Processor, Bank or Client, including, without limitation, deposits, purchases, cash withdrawals, ACH transfers, disputes and refunds.
(xx)    “Wind Down Period” means the period from the date of termination or expiration of the Agreement through the date that the Parties have completed the Wind-Down Plan for the Programs entirely pursuant to Section 10.

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(yy)    “Wind-Down Plan” has the meaning set forth in Section 10.2.
(zz)    “Successor Bank” has the meaning set forth in Section 10.1.

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2.    PROGRAMS GENERALLY
2.0    Purpose. The purpose of this Agreement is to offer Programs, marketed by Client and issued by Bank. It is designed to offer Customers convenient and secure Financial Products and Services.
2.1    Amendment and Restatement. The Prior Agreement is hereby amended in its entirety and restated herein in this Agreement. Such amendment and restatement is effective upon the Effective Date. The Prior Agreement shall be of no further force and effect upon the Effective Date, except nothing in this Section 2.1 shall affect any obligations incurred by a Party under the Prior Agreement prior to the Effective Date. For clarity, nothing in this Agreement is intended to constitute an express or implied waiver (unless otherwise set forth in this Agreement) of any rights or remedies arising prior to the Effective Date that either Client or Bank may possess in connection with the Prior Agreement, all of which are hereby expressly reserved.
2.2    Bank Oversight and Control. Bank and Client hereby each acknowledge and agree the products and services offered under the Program pursuant to this Agreement are products of Bank. Client recognizes and acknowledges that Bank shall have control and oversight over the Program pursuant to Applicable Law. Bank shall have the final determination as to any material changes that may be required or advisable under Applicable Law. Bank recognizes and acknowledges that Client (i) offers products and services independent of the Program including through third parties, which may now or in the future include lending products and services, and (ii) shall create and maintain an integrated relationship with Customers and potential Customers in connection with such non-Program products and services. As between Bank and Client, Client shall have control and oversight over such non-Program products and services, and the final determination of any material changes that may be required or advisable under Applicable Law, provided that such non-Program products and services do not use any Bank Marks. Bank shall provide commercially reasonable cooperation and assistance with Client’s efforts to integrate non-Program and Program products, services and features, including those connected to lending products and services, to offer Customers and potential Customers an enhanced and seamless user experience.
2.3    Appointment of Client. Bank hereby appoints Client as its authorized delegate and representative to (A) assist Bank in the development and marketing of the Program(s), (B) market the Accounts on behalf of Bank, and (C) perform services and contract with sub-contractors to support for the Program, all in accordance with the terms of this Agreement. Bank further appoints Client as its agent for the purpose of performing certain duties in maintaining compliance with OFAC sanctions and regulations and the Bank Secrecy Act.
2.4    Customer Approval. All Customers shall be approved and qualified in accordance with the Rules for purposes of receiving an Account, which will include, but not be limited to, Customer information collection, due diligence and identity verification. Bank reserves the right

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to deny Customer approval in accordance with Applicable Law or Rule, and in its sole discretion so long as such denial is not prohibited by Applicable Law, and Client agrees to cooperate with Bank in implementing the Customer approval or denial process required by Bank for the Program, as Bank may amend from time to time with sixty (60) days’ written notice to Client (or earlier to the extent required by Applicable Law).

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2.5    Account Solicitation and Distribution. Client will market Accounts in accordance with the terms of this Agreement, in accordance with Applicable Law and the Rules, and subject to the terms and conditions of any Program Authorization Letter.
2.6    Establishment of Program Accounts. Bank and Client shall set up and maintain various internal ledger accounts at Bank (“Program Accounts”) as Bank and Client may deem necessary and appropriate in connection with the Program, including, but not limited to, Program Accounts for purposes of facilitating the flow of funds, including receiving Customer Deposits, and the payment of Settlement to the Network. The Parties acknowledge and agree that the Account information, including the balance calculation and all debits and credits related thereto, shall be maintained by the Processor on Bank’s behalf as provided in an Exhibit to the applicable Addendum.
2.7    Account Deposits and Delivery of Customer Payments. All mechanisms for the transmission of Deposits to fund the Accounts will be as set forth in this Agreement or the applicable Program Authorization Letter, which may be updated from time to time by mutual written agreement of Client and Bank without need to formally amend the Agreement or Program Authorization Letter, including in connection with Deposit mechanisms to be utilized by Bank. No Deposit mechanism may be utilized unless approved by Bank in writing. To the extent Client receives any Deposits or other sums in connection with the Accounts, Client or Client’s agent shall hold such funds in trust for the benefit of Bank and immediately forward the same to Bank via wire, ACH transfer or as otherwise specified in the applicable Program Authorization Letter.
2.8    Program Modification.
(a)    In the event that Client and/or Bank reasonably determines that Applicable Law requires a modification to any Program contemplated by this Agreement, including, without limitation, a determination that Applicable Laws have been modified or passed in a jurisdiction that prohibit or place restrictions on the sale or distribution of Programs in the manner agreed, then the determining Party shall provide the other Party with written notice of such determination, and each Party shall cause itself and its agents, vendors, and/or third party service providers to take reasonable steps to avoid violating such Applicable Law, which the Parties acknowledge and agree may require suspending or terminating Programs in certain jurisdictions, and the actual out-of-pocket costs of taking such reasonable steps shall be borne solely by Client.
(b)    Client may suggest changes to a Program at any time, subject to the prior written approval of Bank and any approvals or non-objection letters required by a Regulatory Authority. Bank agrees to consider such suggested changes in good faith and shall provide Client with commercially reasonable cooperation and assistance with any Bank approved changes, and that it shall provide any approval or disapproval of such requested changes within sixty (60) days of such made request, unless a longer period is required by a Regulatory Authority. Unless otherwise agreed to in writing by the Parties, Client shall be responsible for all costs associated with any such changes suggested by Client and approved by Bank. The Parties shall work

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together reasonably and in good faith, taking into account any legally-binding effective date with respect to any change in a Program and the legal, compliance and reputation risks to the Parties, to implement the modification and/or terminate the affected Program(s) (if applicable) in the manner and time period specified by Client and approved by Bank.

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2.9    Implementation of Ongoing Due Diligence and Audit Recommendations; Limitations of Bank Approval. All approval rights of Bank set forth in this Agreement are ongoing and, accordingly, notwithstanding Bank’s initial approval of any activity, process, policy, procedure, Account Program, Account Agreement, Solicitation Material, function, third party, or subcontractor Bank may revoke such approval or condition the ongoing effectiveness of such approval to the extent Bank reasonably determines that such approval may violate Applicable Law or the Rules. Where Bank seeks to revoke or condition an approval, Bank shall provide Client with a minimum of sixty (60) days’ notice and provide a written explanation as to the reasons for such revocation or conditioning, unless a shorter period is required by Applicable Law, Regulatory Authority, or Bank’s safety and soundness standards. Client shall comply with any such revocations or conditions within a timeframe determined by mutual agreement of the Parties.
2.10    Asset Based Programs.
(a)    Asset Based Program Thresholds. Subject to the terms and conditions in this Agreement, from and after the Program Start Date and during the Term of this Agreement, any Renewal Term, and any Wind-Down Period, if applicable, Bank agrees that it shall originate and hold Accounts originated under any Asset Based Program on its balance sheet, including on an aggregated basis all Client Affiliates’ Asset Based Programs, not to exceed on an aggregated basis $750 million dollars (the “Asset Based Program Threshold Limit”). The Parties acknowledge and agree that, within [***] of execution of this Agreement, the Parties will work together in good faith to identify and develop a mutually agreed upon plan to build capital market outlets for loans and other non-credit liquidity products originated by Bank under an Asset Based Program, including but not limited to asset sales and asset-backed securitizations. For the avoidance of doubt, no Accounts originated under an Asset Based Program shall be sold, securitized, or otherwise transfer or change economic ownership except and until as may be provided under such agreement, and subject to any terms and conditions set forth therein.
(b)    Asset Based Program Threshold Limits. At any time during the Term of this Agreement, if the aggregate principal balance of Accounts originated under an Asset Based Program and held by Bank (“Aggregate Account Balance”) exceeds the then-current Asset Based Program Threshold Limit [***], Bank may, in its sole discretion, either (a) increase the Asset Based Program Threshold Limit; (b) implement other methods mutually agreed by the Parties in writing to continue the Program if/when the Aggregate Account Balance meets the Asset Based Program Threshold Limit; or (c) upon [***] prior written notice to Client, suspend originations of Accounts related to an Asset Based Program.
(c)    Review of Program Threshold Limit. In the event that the Aggregate Account Balance is nearing the Asset Based Program Threshold Limit (and no later than the date at which the Aggregate Account Balance reaches [***] of the Asset Based Program Threshold Limit), the Parties shall mutually review the Asset Based Program Threshold Limit. Bank may, in its sole

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discretion, elect to increase the Asset Based Program Threshold Limit following such review. If Bank does not elect to increase the Asset Based Program Threshold Limit following such review, the Parties shall mutually discuss methods to continue the Asset Based Program if/when the Aggregate Account Balance meets the Asset Based Program Threshold Limit (including, but not limited to, offering participations of any extensions of credit or liquidity that would cause the

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Aggregate Account Balance to exceed the Asset Based Program Threshold Limit; provided, however, that any such offering of participations shall be mutually agreed to by the parties in writing).
(d)    Termination Right. Client may terminate any Asset Based Program addendum (without payment of a termination fee or other penalty) upon one hundred twenty (120) days’ written notice to Bank, provided all of the following conditions are met: (i) Bank does not elect to increase the Asset Based Program Threshold Limit; (ii) the Parties are unable to agree on methods to continue the Asset Based Program once the Aggregate Account Balance meets the Asset Based Program Threshold Limit; and (iii) the Aggregate Account Balance exceeds the Asset Based Program Threshold Limit, and Bank suspends extensions of credit to Accounts.
3.    DUTIES OF CLIENT
3.0    Program Development and Implementation.
(a)    Client will develop Account Programs, Solicitation Materials, and marketing efforts for the marketing of Accounts. Each Account Program, Solicitation Material, or marketing effort (other than Account Programs, Solicitation Materials or marketing efforts approved under the Prior Agreement) is subject to the review and approval of Bank and, at Bank’s discretion, Bank’s execution of a Program Authorization Letter, and such other documents as Bank may require. Bank agrees to review such proposals in accordance with Exhibit B. The Program Authorization Letter shall be generally in the form set forth in an exhibit to the applicable Addendum. Bank reserves the right, in its reasonable discretion, to refuse approval of any new Account Program or marketing proposal that, in its reasonable opinion presents unacceptable financial or reputation risk or is not consistent with the Rules or may be reasonably deemed to be in inconsistent with or violation of Applicable Law. Client acknowledges and agrees that Bank may condition its execution of any Program Authorization Letter for a new marketing effort on amendments to the fees set forth in an exhibit to the applicable Addendum, provided the Bank and Client agree to negotiate such fees in good faith. Client acknowledges that the features of the Accounts shall be generally consistent with the features outlined in an exhibit to the applicable Addendum, which Bank may modify upon reasonable notice to Chime if necessary to comply with Applicable Law, or to ensure the safety and soundness of Bank, and Client may not modify or amend without the Bank’s prior written consent, which shall not be unreasonably withheld, conditioned, or delayed.
3.1    Program Collateral and Account Agreements. Client shall market Programs to prospective Customers, subject to Applicable Law, and in accordance with this Agreement and any Addendum.
(a)    Client shall be responsible for, including all expenses associated with, the manufacturing and printing of all Program Collateral and Account Agreements. All such

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Program Collateral and Account Agreements shall comply with Applicable Law, all Rules, identify Bank as the issuer of the Account and shall include such other names and Marks as may be required to conform to Graphic Standards, Regulatory Authority and Rules. Any design for a co-branded Card associated with the Account shall also be subject to Bank’s prior review and approval.

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(b)    Client shall market Accounts to prospective Customers, subject to Applicable Law, any Rules, and in accordance with this Agreement and any Program Authorization Letter.
(c)    During the term of this Agreement, in accordance with Exhibit B, Client shall propose all previously unapproved marketing plans to Bank for prior review, approval, or disapproval in advance of its release or use in the marketplace. Client’s submissions to Bank shall include, but not be limited to, all Program Collateral, Account Agreements, and Solicitation Materials, including the Program Websites, and mobile applications. Bank shall not intentionally delay or unreasonably withhold its review and approval of proposed Program Collateral, Account Agreements, and Solicitation Materials, such review to be completed within the time frame set forth in Exhibit B. Notwithstanding Bank’s initial approval of the form of any Account Agreement, Bank shall have the right, in its sole discretion, from time to time upon one-hundred and twenty (120) days’ prior written notice to Client (or such shorter notice period as Client may agree, or with thirty (30) days’ advance notice in the event of a change that is required in order to comply with Applicable Law), to change, alter or amend the Account Agreement. The cost of any changes to the Account Agreement for any reason, including any changes necessitated by Client’s actions or requests (other than discretionary changes imposed by Bank not otherwise required by Applicable Law) shall be borne by Client.
(d)    Client shall be responsible for the delivery and implementation of any necessary amendments to the Account Agreement under this Agreement and for ensuring that the amendment of the Account Agreement is accomplished in compliance with all Applicable Law.
(e)    Distribution of Cards and Account Agreements. Client shall be responsible for the distribution of any Cards and Account Agreements as may be described in any Program Authorization Letter. Client shall ensure that any and all Cards are handled, shipped and distributed in accordance with Applicable Law and the Rules. Client agrees that it shall implement any and all inventory management controls required by the Rules for any and all Cards that are maintained in its possession or in the possession of any third party contracted by the Client. Client agrees that it will send inventory reports as may be requested by the Bank from time to time.
(f)    Bank shall use commercially reasonable efforts to ensure Client obtains all Network approvals, as Bank or such Network may require. Client shall be responsible for costs related to such approval as outlined in the applicable Addendum, including, but not limited to, any costs relating to any Independent Sales Organization (“ISO”) registration required in connection with the Program. It is expressly understood that approval by a Network may be established by Bank as a condition precedent to the commencement of any Account Program and the issuance of a Program Authorization Letter.
(g)    Bank grants to Client a nonexclusive, royalty free, nontransferable right and license to use certain Marks (owned by Bank or its licensors) in accordance with the Account Agreements, Solicitation Materials, and marketing methods approved in the Program

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Authorization Letter. The use of the Marks by Client without the prior written consent of the Bank is prohibited.
(h)    Client shall be solely responsible for ensuring that the Account Agreement, the Solicitation Materials, the marketing methods, the Deposit mechanisms, all aspects of the Program Website, and all other aspects of the Program comply with Applicable Law, including, but not

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limited to, the Truth in Savings Act, Regulation DD, the Expedited Funds Availability Act, Regulation CC, the Electronic Funds Transfer Act, Regulation E, and the provisions of the Federal Deposit Insurance Act. It is expressly understood that Bank’s review and approval of any aspect of the Program or materials shall be for Bank’s independent purposes and shall not constitute an approval or certification to Client for purposes of Client’s independent obligation to ensure compliance with Applicable Law.
(i)    Notwithstanding Bank’s initial approval of the form of any Customer Disclosures, Bank shall have the right, in its sole discretion, from time to time upon sixty (60) days’ prior written notice to Client (or such shorter notice period as Client may agree or as may be required by Applicable Law, Regulatory Authority, or Bank’s safety and soundness standards), to require a change, alteration or amendment to Customer Disclosures. The Parties shall meet in good faith to discuss such requests and shall use commercially reasonable efforts to mutually agree upon a change, alteration, or amendment to such Customer Disclosures. Notwithstanding the foregoing, such changes or alterations or amendments may be required with no advance notice in the event of a change that is required in order to comply with Applicable Law, Regulatory Authority, or Bank’s safety and soundness standards and the cost of any changes to the Customer Disclosures for any reason, including any changes necessitated by Client’s actions or requests (other than discretionary changes imposed by Bank not otherwise required by Applicable Law) shall be borne by Client.
(j)    In the event that the Customer Disclosures are deemed to not be compliant with any Applicable Law at any time after delivery thereof to a Customer, Client shall immediately deliver to such Customers amended Customer Disclosures that comply with Applicable Law.
3.2    Termination of Accounts. Client acknowledges that the Accounts are issued and held by Bank and shall be subject to cancellation at any time by Bank, in accordance with this Agreement, the Account Agreement or as required or permitted by Applicable Law, or, on a case-by-case basis, where the Bank believes a Customer is using the Account and/or the associated Card for fraudulent or illegal purposes. Conversely, Bank acknowledges that Client maintains independent customer relationships with Customers, and Client may have independent reasons to suggest suspension or cancellation of an Account or Card by Bank. As such, where Client (i) reasonably believes in good faith that a Customer may be using the Account and/or Card for fraudulent or illegal purposes; or (ii) otherwise intends to suspend or terminate its independent customer relationship with a Customer due to actual or suspected fraud or illegal purposes, it shall notify Bank. Upon receipt of notice of termination of this Agreement for any reason, Client shall, at its sole expense, provide written certification of destruction of any unused Cards, under dual control, by a third party approved by the Bank all in keeping with the Rules as set forth by the applicable Network as it pertains to the shipping and destruction of Cards.

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3.3    Customer Service. Client specifically acknowledges and agrees that all customer service provided to Customers in connection with any Program, whether provided by Client or through a Bank-approved Subcontractor, shall comply with Applicable Law. Client shall be responsible for all customer service obligations related to the Accounts. The customer service shall be provided in accordance with the requirements this section, any applicable Program Authorization Letter,

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and in accordance with the specified service level standards as set forth in an Exhibit to the applicable Addendum.
(a)    Client agrees that to the extent that it provides customer service directly, it shall: (i) provide a mechanism such that Bank may monitor Client’s customer service practices through remote call monitoring, (ii) provide Bank with reports of its customer service activities and service level performance in such frequency and format as may be reasonably required by Bank, (iii) have a quality assurance and monitoring program approved by the parties which is appropriate for the scope of services being provided, (iv) provide call center reporting in such frequency and format as may be reasonably required by Bank, (v) conduct annually, compliance training as approved by the Bank, including but not limited to: BSA/AML, Regulation E, Truth in Savings, Regulation DD, Regulation CC, Expedited Funds Availability Act, and Electronic Funds Transfer Act , and (vi) forward all oral dispute claims in accordance with Section 3.3(e), below.
(b)    Client may contract with a third-party service provider to perform the customer service activities with Bank’s prior written approval. At a minimum, Client shall ensure that the third party: (i) is subject to the Bank’s initial and on-going due diligence standards, (ii) is subject to periodic audit and examination by the Bank, (iii) must adhere to the applicable minimum service level standards as set forth in an Exhibit to the applicable Addendum, (iv) must have a quality assurance and monitoring program appropriate for the scope of services being provided, (v) must conduct annual compliance training as approved by the Bank (in accordance with Section 3.11) (vi) must forward all oral dispute claims in accordance with Section 3.7 of the Agreement, (vii) must provide for remote call monitoring by the Client and/or the Bank, (viii) must provide [***] call center reporting, and (iv) is subject to termination without penalty for non-performance or breach of the agreement. Pursuant to Section 9.2(a)(i) hereof and subject to the cure period described therein, Bank may hold Client in breach of this Section 3.3(b) if (y) the third party service provider provides customer service and notifies Bank in writing that such third party service provider is terminating its agreement(s) with Client due to Client’s breach of its agreement(s) with such third party service provider, and (z) Client has not arranged for other provision of customer service satisfactory to Bank in its reasonable discretion.
(c)    Client acknowledges and agrees that its engagement of a third party to provide customer service shall not absolve Client of its obligations hereunder. Client specifically acknowledges and agrees that all customer service provided to Customers in connection with any Program, whether provided by Client or through an approved third-party service provider, shall comply with Applicable Law, including but not limited to Section 5 of the Federal Trade Commission Act and Regulation AA, Regulation DD, and Regulation E as may be applicable.
(d)    In the event that Client (or its Bank-approved subcontractor) receives a complaint in any form from a Customer or non-Customer in connection with the Program, and such complaint is addressed to Client, then Client shall resolve all such complaints pursuant to the

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Bank’s complaint policy as provided by Bank from time to time (“Complaint Policy”). Client may propose specific exceptions from the Complaint Policy, which the Bank shall consider in good-faith. Bank may approve or decline any such proposed exceptions in its sole reasonable discretion, and Bank’s decision shall be communicated to Client in writing. In the event that Client (or its Bank-approved subcontractor) receives a complaint in any form from a Customer or non-

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Customer, and such complaint is addressed to Bank, then Client shall promptly forward such complaint to Bank for Bank’s handling and response. Each Party shall provide reasonable cooperation to the other Party in the resolution of all Customer and non-Customer complaints received in connection with the Program, including, but not limited to, in assessing and evaluating the frequency, nature or underlying causes for any complaints or inquiries received from Customers and non-Customers.
(e)    Customer Error Resolution. Client agrees that in the event it or the Processor receives from a Customer an oral or written notice of “error” as defined in 12 CFR 1005.11(a) of Regulation E, Client will a) contract with a Bank-approved third-party (“Dispute Management Provider”), and/or b) upon written approval from Bank, use Client’s own internal team, to promptly respond to such inquiries in accordance with the terms of the Account Agreement and Regulation E, and the Rules established by the Bank. Client shall retain directly, or through the Dispute Management Provider, for the period required by Regulation E or any other Applicable Law with a longer record retention requirement all error-related information, all error-resolution communications, records, account notes and other supporting documentation related to a notice of “error”, and shall provide the same to Bank as it may reasonably request from time to time. To the extent Bank responds to any such errors. Client shall use reasonable efforts to cooperate with Bank in the reasonable resolution of any customer or Customer-reported error, all in accordance with Applicable Law. Unless Bank has provided its written approval for Client to provide dispute management services pursuant to this Section 3.3(e), and pursuant to Section 9.2(a)(i) hereof and subject to the cure period described therein, Bank may hold Client in breach of this Section 3.3 if (i) the Dispute Management Provider provides notice to Bank that Dispute Management Provider is terminating its agreement(s) with Client due to Client’s breach of such agreement(s) with the Dispute Management Provider, and (ii) Client has not contracted with an alternative Dispute Management Provider approved by the Bank and pursuant to the terms of this Section 3.3(e).
3.4    Deposit Mechanism. Only mechanisms to fund Deposits to the Accounts approved by Bank in writing in the Program Authorization Letter (or as may otherwise be approved by Bank in writing) may be utilized to collect and transfer Deposit Amounts from Customers to Bank. No Deposit mechanism, including Deposit acceptance locations, networks or other related features may be used in connection with any Account Program unless pre- approved by Bank. Client shall be solely responsible for ensuring that any Deposit mechanism, including the involvement of Client and any third parties in connection with the same, is in compliance with Applicable Law. Notwithstanding anything to the contrary in this Agreement, Bank acknowledges and agrees that Customers will have the option under the Program to move Deposits directly or through Client into accounts held at other financial institutions; provided, however, such Deposit movement shall be subject to the Rules and Bank’s safety and soundness.

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3.5    Account Funding.
(a)    Liability for Funding Failures. Except to the extent directly caused by the actions of the Bank, Client shall be responsible for all Funding Failures. In the event of a Funding Failure in connection with any Account Program, Client shall, within [***] after receiving notice of such Funding Failure from Bank, fully fund any shortfall in any Program Account.

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(b)    Client shall ensure that the relevant Program Account or Accounts at Bank have balances at all times equal to or exceeding the total balances of the Accounts as noted on the records of the Processor.
3.6    Processing Services.
(a)    Processor Agreement. Client shall and will at all times maintain a contract with a Processor approved in writing by Bank (“Processor Agreement”) for purposes of providing Processing Services; provided that, notwithstanding anything to the contrary in the Agreement, Client may directly perform any Processing Services (including, but not limited to, Client directly processing NACHA files related to inbound/outbound ACHs), subject to written approval by Bank that Client’s direct Processing Services comply with Bank’s standards for processors, with such approval not to be unreasonably withheld. For the avoidance of doubt, Galileo Financial Technologies, LLC is approved by Bank. Unless otherwise agreed or amended by the provisions of any Program Authorization Letter, a Processor Agreement shall provide for the Processing Services as described in an Exhibit to the applicable Addendum or Program Authorization Letter in connection with the Accounts. Such Processor Agreement shall also specifically provide that Bank, Client and Processor shall enter into a tri-party agreement whereby Bank shall be entitled to rely upon and enforce as a third-party beneficiary the provisions of the Processing Agreement in the event of a breach of this Agreement by Client. Client shall cause Processor to provide Bank all Customer data, those reports provided by Processor to Client, and any additional reports that the Bank may reasonably request either on a regular scheduled basis or as periodically requested by Bank. Client shall be solely responsible for all fees and costs incurred under the Processor Agreement, including, but not limited to, all fees and costs related to the reporting to be provided to Bank. In no event may Client terminate any contractual relationship with Processor without the consent of Bank. Unless Bank has provided its written approval for Client to provide Processing Services pursuant to this Section 3.6, and pursuant to Section 9.2(a)(i) hereof and subject to the cure period described therein, Bank may hold Client in breach of this Section 3.6 if (i) the Processor provides notice to Bank that Processor is terminating the Processing Agreement due to Client’s breach of the Processing Agreement, and (ii) Client has not contracted with an alternative Processor approved by the Bank and pursuant to the terms of this Section 3.6.
(b)    Processor Service Interruptions. In the event that Processor or any other Client subcontractor experiences any non-scheduled service interruption that impairs a Customer’s ability to access Account information or perform Transactions (“Service Interruption”), Client shall promptly inform Bank of such Service Interruption. Client shall make commercially reasonable efforts to resolve the Service Interruption as promptly as possible, in addition to taking all reasonable actions to remediate the root cause of the Service Interruption. Client shall perform a root cause analysis of the Service Interruption and promptly provide Bank a report

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detailing the root cause analysis and the actions taken by Client to resolve the Service Interruption and remediate the root cause of the Service Interruption. In the event of a Service Interruption, Bank may perform an audit of the Service Interruption, and Client’s resolution and remediation of the root causes of the Service Interruption. Such audit shall not be subject to the audit frequency limitations of Section 3.10(c) of this Agreement.

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3.7    Complaints. Client agrees that in the event it or any Subcontractor receives notice of a complaint or legal proceeding from a Regulatory Authority, or other regulatory or consumer advocacy agency relating to this Agreement or a Program, or to the extent that such complaint or legal proceeding may have a materially adverse impact on a Program, it will promptly forward such complaint to Bank.
3.8    Service Level Agreements. Any and all expected offerings and performance levels related to a Program as set forth in an Addendum (the “Service Levels”) shall be provided in a professional manner in accordance with industry standards, allowing for appropriate monitoring, [***] reporting, and penalties for performance outside of parameters. Client shall ensure that the Services are provided in accordance with the minimum standards outlined in an Exhibit to the applicable Addendum, (a “Service Level Agreement”).
3.9    Negative Balances, Customer Fraud and Fraud Recovery. Client agrees that it shall be responsible for and liable to Bank for all direct or indirect losses or expenses of any kind incurred on or arising out of any Customer Account including, without limitation, negative balances, unauthorized Transactions, chargebacks, force posted Transactions, fraud, unauthorized withdrawals or funds transfers from any Account, identity theft, Deposit Failures, or Bank’s efforts at fraud or unauthorized Transaction recovery under Applicable Law, provided that Client shall not be responsible for or liable for any losses arising directly out of Bank’s violations of Applicable Law, gross negligence or willful misconduct. In the event that a Party wishes to attempt to locate and prosecute the perpetrator of any unauthorized activity or fraud, the other Party shall provide reasonable cooperation in such efforts. The Party initiating such efforts shall bear the costs thereof.
3.10    Recordkeeping; Reporting; and Audit Rights.
(a)    Client shall, within a reasonable time after Bank’s request, and to the extent it has or should have such information in its possession or under its control (directly or through a Subcontractor), provide Bank with the Required Reports as set forth in the applicable Addendum. Unless otherwise agreed, for each applicable Program and to the extent such reports are or should be maintained or in its possession, Client will keep complete records reflecting Required Reports and shall retain all Required Reports for the time period required by Applicable Law, and in any event, for no less than [***] after the termination of any Customer Agreement or Program, whichever is later.
(b)    Client agrees that at Bank’s sole discretion, Bank, its authorized representatives, or agents and any Regulatory Authority (collectively an “Auditing Party”), shall have the right to inspect, audit, and examine all of Client’s facilities, records and personnel relating to Program or this Agreement. The Auditing Party shall have the right to make abstracts from, inspect, copy, or audit Client’s books, accounts, data, reports, papers, and computer records directly pertaining to the subject matter of the Agreement, and Client shall make all such facilities, records, personnel, books, accounts, data, reports, papers, and computer records available to the Auditing Party for the purpose of conducting such inspections and audits. Client shall additionally furnish

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Bank, at Client’s expense, with audited financial statements prepared by a certified public accountant and any such other information an Auditing Party may from time-to-time reasonably request with respect to the financial condition of Client. Client shall also secure and contractually protect the right of an Auditing Party to audit the books and records of any Subcontractor.

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(c)    Any such audit will be conducted at mutually agreed upon times, upon reasonable prior written notice (no [***]), and in a manner designed to minimize any disruption of Client’s normal business activities; provided, however, that in agreeing to times for the audit, the Client shall be reasonable in scheduling, and shall not delay any audit for more than [***] from the date first proposed by Bank. The Parties agree that the audit rights hereunder will be exercised during normal business hours and no more than once in any [***] period.
(d)    Client agrees to submit to any examination which may be required by any Regulatory Authority with audit and examination authority over Bank to the fullest extent requested by such Regulatory Authority. Client shall also provide to Bank any information requested by any Regulatory Authority in connection with their audit or review and shall reasonably cooperate with such Regulatory Authority in connection with any audit or review.
(e)    Client will coordinate with Bank in performing periodic due diligence regarding any third party service providers contracted with Client in connection with the Program. Client shall periodically contact, and will, if necessary, meet personally with third party service providers to discuss any performance and operations issues. Client will provide Bank with reports regarding its ongoing monitoring as Bank may reasonably request.
3.11    Compliance Program. Client shall develop, and/or implement, as necessary, a sound, risk-based compliance management system, including a comprehensive written compliance program (the “Compliance Program”) to ensure that all products and services offered by Client comply with Applicable Law, including but not limited to Consumer Protection Laws (as applicable to the Program). Without limiting the foregoing, Client shall develop and implement an OFAC compliance program (including, without limitation, monitoring and blocking IP addresses, Customers, and Transactions in regions and jurisdictions subject to sanctions) to ensure compliance with Applicable Law. In addition, Client’s Compliance Officer will provide an attestation of compliance at the request of Bank, at least annually.
(a)    Bank Secrecy Act Compliance. Client has or shall (upon execution of this Agreement) implement and maintain a Bank approved anti-money laundering (AML) and anti-terrorism financing (ATF) compliance program which is appropriate for the nature and scope of the Program, the activities of Client, and the obligations to be performed by Client or the Processor hereunder. Any such program shall be developed in accordance with Applicable Law, including appropriate policies and procedures. Client shall implement measures to verify the identity of all Customers and prospective Customers consistent with Applicable Law and the Rules, including the development of an appropriate customer identification program as approved by Bank. In the event Client performs any identity verification functions, Client shall within three (3) business days of a request from Bank produce any documentation that was provided and relied upon in order to verify the identity of a Customer.

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(b)    Company Compliance Officer. Client shall appoint a qualified compliance officer (“Compliance Officer”) who demonstrates the requisite knowledge and experience to administer and oversee the Compliance Program. The Compliance Officer’s duties and responsibilities shall be clearly defined in the Compliance Program, which at a minimum shall include the obligation that all new Program proposals, Program enhancements and Customer Disclosures be reviewed and approved by the Compliance Officer or a qualified member of the Compliance Officer’s staff

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prior to submission to the Bank for Bank’s review and approval. The Compliance Program shall also grant the Compliance Officer sufficient authority and independence to cross departmental lines, have access to all areas of the company’s operations, and effect corrective action. The Compliance Officer shall be provided with ongoing training, as well as sufficient time and adequate resources to perform the job function. The Compliance Officer shall be responsible for providing periodic presentations to the Bank regarding the results of the internal Compliance Program.
(c)    Program Training. The Client shall ensure that Client’s Compliance Program provides for the establishment and implementation of an effective training program for appropriate personnel that includes regular, specific, comprehensive training on applicable Consumer Protection Laws for employees having responsibilities that relate to Consumer Protection Laws, including those individuals who are involved in the marketing, promotion, implementation of a Program, as well as all senior management. Client shall also be responsible for providing Program training to Subcontractors of Client who are involved in the marketing, promotion, implementation, or servicing Programs. In all cases, unless otherwise agreed, the costs of such training shall be borne by Client.
(d)    As between Bank and Client, Client will report as the payor of any promotional award amounts as interest or miscellaneous income (as determined by Chime in their reasonable discretion) to the payee in accordance with IRC §§ 6049 and 6041(“Tax Reporting Requirements”). Bank agrees to work with Client to facilitate such Tax Reporting on behalf of, and as directed by Client, for tax year 2023 and any subsequent years as may be mutually agreed upon by the Parties. Notwithstanding the foregoing, the Parties understand and agree that in order for Client to comply with the Tax Reporting Requirements, the Parties must first agree on process and resourcing associated with such Tax Reporting Requirements, and that the Parties will work in good faith to come to an understanding regarding such process and resourcing. The Parties acknowledge and agree that a failure by the Parties to understand process and resourcing associated with such Tax Reporting Requirements for the tax year 2023 shall not be a breach of this Agreement which triggers a termination right for either Party, and that Bank shall continue to perform Tax Reporting obligations in accordance with the processes in place as of the Effective Date.
3.12    Data Security.
(a)    Client’s operations relating to its obligations under this Agreement shall be compliant with the Payment Card Industry Data Security Standards (“PCI-DSS”), if applicable to Client and as interpreted and applied by Bank in its sole discretion, including the appropriate level within the PCI-DSS covering Client’s operations. Client shall be assessed annually for compliance with PCI-DSS by a qualified security assessor approved by the PCI Security Standards Council (a “QSA”). A copy of the PCI-DSS Report on Compliance shall be provided to Bank upon completion of the assessment.

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(b)    Client shall employ appropriate measures designed to meet the objectives of the security and confidentiality guidelines of Data Security and Privacy Laws, including, but not limited to, the implementation of appropriate policies, procedures, and other measures designed to protect against unauthorized access to or use of Customer information maintained by Client that

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could result in substantial harm or inconvenience to any Customer and the proper disposal of Customer information. Client shall further develop and maintain a response program in accordance with Data Security and Privacy Laws that shall take appropriate actions to address incidents of unauthorized access to Customer or other information, including notification to Bank and Customers as soon as possible following any such incident. Client shall further ensure that any Subcontractor having access to Customer information shall maintain similar security measures and response programs.
(c)    If Bank approves Client’s engagement of a Subcontractor to perform any of its Duties and such Subcontractor has access to or handles, transmits, possesses or stores Nonpublic Personal Information or data subject to PCI-DSS, then Client will (in addition to any other requirements set forth in this Agreement or mandated by Bank at a later date) have a written agreement with such Subcontractor that includes an acknowledgement by the Subcontractor that it is responsible for and will comply with all Applicable Law regarding the security of Nonpublic Personal Information and PCI-DSS information the Subcontractor possesses or otherwise stores, processes or transmits. Additionally, for PCI-DSS applicable Programs, Client will (i) contractually require that such Subcontractor is compliant with PCI-DSS at the appropriate level with PCI-DSS covering the Subcontractor’s operations and role, and (ii) contractually require that the Subcontractor will be assessed annually for compliance with PCI-DSS by an approved QSA and that a copy of the PCI-DSS report shall be provided to Bank upon completion of the assessment.
3.13    Digital Content Accessibility.
(a)    Client’s operations relating to its obligations under this Agreement and any Addendum shall be in conformance with the World Wide Web Consortium’s (W3C) Digital Content Accessibility Standards (“WCAG”), as may be updated from time to time, if applicable to Client and as interpreted and applied by Bank in its sole reasonable discretion.
(b)    Client shall ensure effective communication and access to electronic and information communication technology resources for individuals with disabilities including: (1) delivery of all applicable services and products in compliance with Web Content Accessibility Guidelines 2.0, Level AA or Section 508 Standards for Electronic and Information Technology as applicable); (2) upon request, provide Bank with its accessibility testing results and written documentation verifying accessibility; (3) promptly respond to and resolve accessibility complaints; and (4) indemnify and hold Bank harmless in the event of claims arising from inaccessibility.
(c)    Client shall implement appropriate policies, procedures, and other measures designed to ensure conformance with subsections (a) and (b), above.
3.14    Subcontractors.

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(a)    Client will not, without Bank’s prior written consent, outsource or otherwise subcontract with Subcontractors for the provision of any of its duties under this Agreement. Bank shall have the right to conduct Due Diligence on all proposed Subcontractors at its sole discretion prior to granting such written approval. Bank’s review and approval shall not be unreasonably

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withheld or delayed. Any such consent to or approval of a Subcontractor shall not release Client of its obligations to Bank under this Agreement, and Client shall remain fully liable to Bank for any breach of this Agreement caused by a Subcontractor.
(b)    Client will coordinate with Bank in performing periodic Due Diligence regarding any Bank-approved Subcontractor contracted with Client. Client shall periodically contact, and will, if necessary, meet personally with Subcontractors to discuss any performance and operations issues. Client will provide Bank with reports regarding its ongoing monitoring as Bank may reasonably request.
(c)    Client will comply with and perform its obligations under any ancillary agreement or agreements with Bank or any Subcontractor, including but not limited to any Processor, which is now or in the future will be executed in connection with any Program offered pursuant hereto.
(d)    Client shall promptly deliver to Bank complete and correct copies of all of the items the Bank requires to perform its ongoing Due Diligence review of Subcontractors, and in any case within thirty (30) days of Bank’s request at any time during the Term of this Agreement. Client’s information furnished to Bank, subject to any limitation stated therein, will fairly represent the financial condition, operations and data security controls of the Subcontractor at the time the same are furnished, and all other information, reports and other papers furnished Bank will be, at the time the same are furnished, accurate and complete in all material respects and complete insofar as completeness may be necessary to give Bank a true and accurate knowledge of the subject matter.
(e)    Bank and Client agree to continue to work together in good faith to review and refine the Subcontractor and customer service provider onboarding process for such Subcontractors and customer service providers that require Bank review and approval. For the avoidance of doubt, and notwithstanding the foregoing, Client and Bank have developed mutually agreed upon timelines for Bank’s approval of certain Subcontractors or customer service providers as set forth in the Program Service Level Addendum (“Program SLAs”), attached hereto as Exhibit B. The Parties agree that the timelines and scope of approvals set forth in Exhibit B may be modified upon mutual agreement between the Parties and documented by individuals authorized to make such modifications.
3.15    Model Risk Management
Where the Client utilizes a model as defined by OCC Bulletin 2011-12, “Sound Practices for Model Risk Management: Supervisory Guidance on Model Risk Management” to provide Bank sponsored Programs, the following apply:
(a)    Client shall maintain a documented Model Risk Management (“MRM”) Policy and program that assists Bank in adhering to its obligations relating to the oversight and

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management of risks related to the use of third-party models as outlined in the “Third Party Model and Data” section within the OCC Comptroller’s Handbook for Model Risk Management (Version 1.0, August 2021), as may be amended from time to time. Client will provide all current copies of the MRM Policy to the Bank.

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(b)    Client must obtain Bank approval prior to utilizing or modifying a model to support any products which utilize any balance sheet activity provided by Bank as outlined in Schedule 6 of Exhibit A to the Agreement or as may be directed by any Regulatory Authority (each, a “Qualified MRM Product”). Such approval shall not be unduly withheld by Bank.
(c)    Client shall promptly deliver to Bank complete and correct copies of all of the items the Bank requires to perform its own initial and ongoing Due Diligence review of the model and respond to regulator inquiries.
(d)    Client agrees that to the extent that Bank determines that a model validation is required as it relates to Qualified MRM Products, Bank shall select, and Client shall approve (approval not to be unreasonably withheld) an independent third party to complete the model validation. Bank shall retain final decision and authority regarding the scope of the model validation, as well as receive copies of all validation results and Client shall be responsible for all expenses associated with the independent validation of models.
(e)    Client must resolve any identified MRM deficiencies within a commercially reasonable timeframe and manner collectively determined with the Bank or such shorter period as may be directed by a Regulatory Authority.
3.19    Fair and Responsible Banking Services
The Client, for Designated Products (defined below), is required to implement a formal documented Fair and Responsible Banking Services risk management program that at a minimum meets the standards described in the OCC Fair Lending Handbook, as well as comply with other applicable Federal and State Fair Lending requirements and addresses how discrimination (e.g., overt, disparate treatment, disparate impact, steering) in any aspect of the transaction is prevented. The Fair and Responsible Banking risk management program, at a minimum, should cover the following:
(a)    A Fair and Responsible Banking Services policy that address making Designated Products, available to all applicants that meet the business requirements in a fair and consistent manner within the confines of safe and sound practices. The policy should comply with applicable fair lending laws and regulations including, but not limited to, Equal Credit Opportunity Act (ECOA), Fair Credit Reporting Act (FCRA), and the prohibition on Unfair, Deceptive, or Abusive Acts or Practices (UDAAP).
(b)    Fair and Responsible Banking Services training for new employees as well as periodic training, at least annually, for all employees who have involvement in product creation, management and servicing of Designated Products.
(c)    Risk assessment and testing that evaluates risks and provides appropriate oversight throughout each stage of the product life cycle of Designated Products.

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(d)    The Bank shall select and Client shall approve (approval not to be unreasonably withheld), if Bank deems necessary, based on Client’s use of a model (as defined by OCC Bulletin 2011-12), traditional underwriting standards, and/ or a decision tree, whether or not defined as

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model; third-party consultant, assessor, or qualified individual (a “Consultant”), to complete a fair lending analysis that includes statistical analysis (including regression testing, if appropriate) or other industry appropriate analyses to evaluate potential disparate impact on a traditionally protected class. Client shall provide to Consultant any information reasonably requested to complete such review and Client shall be responsible for all expenses associated with the analysis described herein.
(e)    For purposes of this Agreement, the term “Designated Products” shall include, without limitation, Credit Builder, SpotMe, My Paycheck, and any other credit or liquidity products funded by Bank and that Bank determines in its reasonable discretion are subject to a Fair and Responsible Banking Services policy, or as may be otherwise directed by a Regulatory Authority.
(f)    Client shall provide all current copies of the Fair and Responsible Banking Services risk management program to the Bank.
(g)    The Bank shall share with Client the results of Consultant’s statistical analysis/regression testing for review, discussion and, if necessary, issue remediation.
(h)    Client must work with Bank to resolve identified deficiencies in a timeframe and manner collectively determined with the Bank or such shorter period as may be directed by a Regulatory Authority.
3.20    Program Volume Forecasts. Beginning on the Effective Date, Client shall provide Bank, on a mutually agreed upon cadence, with a reasonable, good faith [***] forecast, of projected Program volumes for such following [***] period (a “Program Volume Forecast”), and Client shall use commercially reasonable efforts to market the Programs to achieve the Program Volume Forecast. Based upon the Program Volume Forecast, Bank shall provide to Client no less than [***] prior written notice of any reasonably anticipated constraints in its ability to fulfill such Program Volume Forecast. Should Bank become unable to support Program volumes as set forth in a Program Volume Forecast, the Parties agree to use commercially reasonable efforts to resolve such inability.
4.    CLIENT REPRESENTATIONS, WARRANTIES, AND COVENANTS
4.1    Representations and Warranties. Client represents and warrants to Bank as follows:
(a)    This Agreement is valid, binding and enforceable against Client in accordance with its terms, except as such enforceability may be limited by laws governing creditors’ rights and general principles of equity.

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(b)    Bank is a Nationally-Chartered bank, is validly existing and in good standing, and is duly qualified and is properly authorized or licensed to do business in each jurisdiction in which the nature of Bank’s activities makes such authorization or licensure necessary. Neither the execution of this Agreement nor Bank’s performance of its obligations hereunder requires any consent, authorization, approval, license, or other action by or in respect of, or filing with, any third party or any Regulatory Authority.

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(c)    Client has the full power and authority to execute and deliver this Agreement and to perform all its obligations under this Agreement. The provisions of this Agreement and the performance by Client of its obligations under this Agreement are not in conflict with Client’s Articles of Incorporation, bylaws or any other agreement, contract, lease or obligation to which Client is a party or by which it is bound.
(d)    Neither Client nor any Principal of Client has been subject to the following:
(i)    Criminal conviction (except minor traffic offenses and other petty offenses) in the United States of America or in any foreign country;
(ii)    Federal or state tax lien, or any foreign tax lien;
(iii)    Administrative or enforcement proceedings commenced by the Securities and Exchange Commission, any state securities regulatory authority, Federal Trade commission, federal or state bank regulator, or any other state or federal Regulatory Authority in the United States or in any other country; or
(iv)    Restraining order, decree, injunction, or judgment in any proceeding or lawsuit, alleging fraud or deceptive practice on the part of Client or any Principal thereof.
For this subsection (d), the word “Principal” shall include any person directly or indirectly owning ten percent (10%) or more of Client, any officer or director of Client, or any person actively participating in the control of Client’s business.
(e)    There is not pending or threatened against Client any litigation or proceeding, the outcome of which might materially adversely affect the continuing operations of Client.
(f)    Client has delivered to Bank complete and correct copies of all of the items the Bank requires to perform its initial and ongoing Due Diligence review of Client. Client’s information, subject to any limitation stated therein, which have been or which hereafter will be furnished to Bank to induce it to enter into this Agreement do or will fairly represent the financial condition, operations and data security controls of the Client, and all other information, reports and other papers furnished Bank will be, at the time the same are furnished, accurate and complete in all material respects and complete insofar as completeness may be necessary to give Bank a true and accurate knowledge of the subject matter.
4.2    Covenants. Client covenants and agrees with Bank as follows:

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(a)    Client is and will at all times continue to perform its obligations under this Agreement in compliance with all Applicable Laws, the Rules, and any rules, orders and regulations issued by any Regulatory Authority that apply to the matters and transactions contemplated by this Agreement (except to the extent Bank has expressly agreed to undertake compliance obligations under this Agreement). To the extent permitted by Applicable Law and any Regulatory Authority, Client will be responsible for all fines and penalties assessed by any

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Regulatory Authority due to Client’s actions, inactions or omissions, but only to the extent such fines or penalties were not the result of any action or inaction by Bank.
(b)    Client has received an electronic copy of the applicable Network Rules, which may be amended by the Network from time to time and shall ensure that any employees, agents, third party sellers and vendors who may be involved in the distribution or management of the Debit Card aspects of the Program receive the same.
(c)    Client will own or will obtain and at all times maintain appropriate licenses to, any and all intellectual property affecting any aspect of the Program contemplated by this Agreement, including all trademarks, copyrights, software and patents.
(d)    Client shall ensure that any Solicitation Material, Account Agreement, marketing methods, or other aspects of the Program will not violate any intellectual property rights of any third party.
(e)    Client will promptly give written notice to Bank of any event which would reasonably be expected to have a materially adverse effect on the continuing operations of Client and any pending material litigation and other material proceedings before governmental bodies or officials directly involving Client.
(f)    As soon as possible, and in any event within one hundred twenty (120) days after the end of Client’s fiscal year, commencing January 1, 2024, and within one hundred twenty (120) days of the end of each fiscal year thereafter, Client will provide Bank such information as Bank may reasonably request to perform an annual due diligence review to confirm Client’s compliance with the terms of this Agreement, in accordance with the guidelines established by the Bank’s management and Board of Directors. Additionally, Client agrees to provide Bank with such information on a more frequent and periodic basis as Bank may reasonably require.
(g)    Client will not, without Bank’s prior written consent, alter or amend any Account Agreement, Solicitation Material, marketing methods, or other terms of any Account Program, except as otherwise provided in this Agreement; provided, however, this Section 4.2(g) shall not apply to non-material grammatical, ministerial, or punctuation edits.
(h)    To the extent that the Payment Card Industry Data Security- Standards (“PCI-DSS”) applies to Client, Client agrees that its operations relating to its obligations under this Agreement shall be compliant with the PCI-DSS. Beginning on the date that PCI-DSS becomes applicable to Client, Client shall be assessed annually for compliance with PCI-DSS by a qualified security assessor approved by the PCI Security Standards Council (a “QSA”). A copy of the PCI-DSS Report on Compliance shall be provided to Bank upon completion of the assessment.
(i)    Client will not, without Bank’s prior written consent, outsource or otherwise subcontract with third parties for the provision of Client’s Duties under this Agreement.

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“Duties” means those material obligations Client has agreed to undertake pursuant to the Agreement, the failure of which by Client or a third party to perform would reasonably be expected to result in Customer or non-Customer complaints, and shall include, but not be limited to, obligations related to customer service, dispute resolution and Processing Services. Bank shall have the right to

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conduct due diligence on all proposed subcontractors or other third-party service providers that Client selects to perform its Duties at Bank’s sole discretion prior to granting such written approval, with such approval not to be unreasonably withheld or delayed. However, any such consent of subcontracting of Duties shall not release Client of its obligations to Bank under this Agreement and Client shall remain fully liable to Bank for any breach of the Agreement caused by a subcontractor. If Bank approves Client’s engagement of a third party service provider to perform any of Client’s Duties and such third party has access to or handles, transmits, possesses or stores Customer data or information, then Client shall ensure (in addition to any other requirements set forth in the Agreement) that: (i) Client has a written agreement with such third party that acknowledges that the third party is responsible for the security of Customer data the third party possesses or otherwise stores, processes or transmits on behalf of Customers, (ii) contractually require such third party to be compliant with PCI-DSS at the appropriate level with PCI-DSS covering the third party ‘s operations and role to the extent that PCI-DSS is applicable to such third-party, (iii) contractually require that, to the extent that PCI-DSS is applicable to such third-party, the third party will be assessed annually for compliance with PCI-DSS by a qualified security assessor approved by the PCI Security Standards Council (a “QSA”) and that a copy of the PCI-DSS Report on Compliance shall be provided to Bank upon completion of the assessment. In the event that Client’s agreements with third parties are not in compliance with the PCI-DSS-related requirements of this Section 4.2(i), Client shall have [***] following the Effective Date to amend such agreements to comply with this Section 4.2(i). For the avoidance of doubt, Client shall not be deemed in breach for noncompliance with the PCI-DSS-related requirements of this Section 4.2(i) for a period of [***] from the Effective Date.
(j)    Client agrees that any government entity with regulatory or supervisory authority over Bank (collectively the “Auditing Party”), shall have the right to inspect, audit, and examine all of Client’s facilities, records and personnel relating to the Program at any time during normal business hours upon reasonable notice. If required pursuant to the supervisory authority over Bank of the Auditing Party, the Auditing Party shall have the right to make abstracts from Client’s books, accounts, data, reports, papers, and computer records directly pertaining to the subject matter of the Agreement, and Client shall make all such facilities, records, personnel, books, accounts, data, reports, papers, and computer records available to the Auditing Party for the purpose of conducting such inspections and audits.
(k)    Client shall promptly deliver to Bank complete and correct copies of all of the items the Bank reasonably requires to perform its ongoing due diligence review, and in any case within thirty (30) days of Bank’s request at any time during the term of this Agreement; provided, however, that Bank shall make commercially reasonably efforts consistent with Applicable Law, rules and regulations, to limit the burden of such requests on Client. Client’s information furnished to Bank, subject to any limitation stated therein, will fairly represent the financial condition, operations and data security controls of the Client at the time the same are

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furnished, and all other information, reports and other papers furnished Bank will be, at the time the same are furnished, accurate and complete in all material respects and complete insofar as completeness may be reasonably necessary to give Bank a true and accurate knowledge of the subject matter.

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(l)    Client agrees that it shall promptly respond to and remedy any deficiencies or incorporate any recommendations identified in any audit conducted in accordance with Section 3.10, Section 4.2(j) or ongoing due diligence conducted by Bank in accordance with Section 4.2(k).
(m)    Client shall employ appropriate measures designed to meet the objectives of the security and confidentiality guidelines of the federal banking agencies’ Interagency Guidelines Establishing Standards for Safeguarding Consumer Information and the Interagency Guidelines Establishing Information Security Standards including, but not limited to, the implementation of appropriate policies, procedures, and other measures designed to protect against unauthorized access to or use of customer information maintained by Client that could result in substantial harm or inconvenience to any Customer and the proper disposal of Customer information. Client shall further develop and maintain a response program consistent with accepted industry and Regulatory Authority standards to address data security incidents, and Client shall take appropriate actions to address incidents of unauthorized access to Customer or other information, including notification to Bank and Customers promptly following discovery and confirmation of any such incident. Client shall further ensure that any third party service provider having access to customer information relating to Customer shall maintain similar security measures and response programs.
(n)    Client shall, while this Agreement is in effect, prepare and maintain disaster recovery, business resumption, and contingency plans appropriate for the nature and scope of the Program, the activities of Client, and the obligations to be performed by Client hereunder. The plans shall be sufficient to enable Client to promptly resume the performance of its obligations hereunder in the event of a natural disaster, destruction of Client s facilities or operations, utility or communication failures, or similar interruption in the operations of Client or the operations of a third party which in turn materially affect the operations of Client. Client shall make available to Bank copies of all such disaster recovery, business resumption, and contingency plans and shall make available to Bank copies of any changes thereto. Client shall periodically test such disaster recovery, business resumption, and contingency plans as may be appropriate and prudent in light of the nature and scope of the activities and operations of Client and its obligations hereunder and shall promptly provide Bank with results of any such tests.
(o)    Client shall develop and implement an Identity Theft Prevention Program (the “IDTP”) designed to detect, prevent, and mitigate identity theft in connection with the Program. The IDTP shall be designed to comply with the provisions of 12 CFR 334.90-334.91, as well as the Interagency Guidelines on Identity Theft Detection, Prevention, and Mitigation set forth at Appendix J to 12 CFR Part 334 and Appendix J to 12 CFR Part 571. Client shall submit the proposed IDTP to Bank for its prior review and approval, which shall not be unreasonably delayed or withheld. Bank reserves the right, in its sole discretion, to refuse approval of any

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proposed IDTP, but solely on the grounds that, in Bank’s written legal opinion, the proposed IDTP is not in keeping with the Rules or is in violation of Applicable Law.
(p)    Client shall obtain Bank’s prior written review and approval of any financial product marketed to Customers if the new financial product utilizes Bank’s Marks.

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5.    DUTIES OF BANK
5.0    Marketing Certification Program. Bank has developed and maintains a marketing certification program to provide Bank clients to pursue a streamlined Bank review process for Solicitation Materials (“Certification Program”). Client shall be permitted to participate provided that Client meets the qualification criteria to participate in the Certification Program, Bank shall not unreasonably decline Client’s participation in the Certification Program. For the avoidance of doubt, and notwithstanding the foregoing, Client and Bank are developing mutually agreed upon timelines for Bank’s approval of certain Solicitation Materials as set forth in the Program SLAs, attached hereto as Exhibit B. The Parties agree that the timelines and scope of approvals set forth in Exhibit B may be modified upon mutual written agreement between the Parties and documented by individuals authorized to make such modifications.
5.1    Concept, Program Modification and Enhancement Approval. Client and Bank have developed mutually agreed upon timelines for Bank’s approval of certain Program concepts as set forth in the Program SLAs, attached hereto as Exhibit B. The Parties agree that the timelines and scope of approvals set forth in Exhibit B may be modified upon mutual written agreement between the Parties and documented by individuals authorized to make such modifications
5.2    Other Program Process Modifications and Enhancement Approval Guidelines. Bank and Client agree within a commercially reasonable time following the Effective Date of the Agreement to establish mutually agreed upon guidelines and standards under which Client may be allowed to implement upon written notice to Bank, but without prior approval, certain Program and process modifications and enhancements including recurring promotions, third party marketing partners and limited employee testing. Bank and Client agree guidelines will be developed, documented and be mutually agreed upon prior to any implementation.
5.3    Certification and Administrative Fees. Bank shall be responsible for any annual fees relating to Bank Memberships.
5.4    Memberships in Networks. Bank shall use its best efforts to obtain and maintain at its sole expense the required license with each applicable Network, and shall timely pay all normal fees, dues, and assessments associated therewith; provided, however, Client shall be responsible for paying Network fees as described in an Exhibit to the applicable Addendum. Any fees, fines, or charges assessed by any Network as a result of the failure of any aspect of the Program to comply with the Rules shall be the responsibility of Client. Bank shall retain its Membership in Network in good standing and shall abide in all material respects by all of the Network Rules applicable to Bank.
5.5    Account Issuance. Bank shall establish Accounts in accordance with this Agreement and subject to Applicable Law and Network Rules, with the understanding that the Accounts are, and shall at all times remain, the property of Bank. Nothing herein shall be interpreted to require

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Bank to establish a certain number of Accounts and Bank shall have the right to terminate marketing and origination of new Accounts pursuant to the Rules or Bank’s safety and soundness; provided, however, the Bank and Client shall engage in good faith negotiations to attempt to resolve Bank’s concerns prior to the termination right set forth in this Section 5.5 becoming effective.

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5.6    Program Development. Bank shall review and approve or disapprove any of Client’s proposed: (i) changes to the Account Agreement; (ii) new Account Agreement; (iii) Solicitation Materials; and (iv) and all other Client proposals, within 10 (10) business days, and in keeping with any service level agreements outlined in this Agreement or in any other agreement.
5.7    Program Accounts. Bank, and Client as may be necessary, shall establish and maintain various Program Accounts.
The purpose of such Program Accounts shall include receiving Customer Deposits to the Accounts holding Program Revenues, and facilitating Settlement of Transactions in connection with any Account Program approved by Bank under this Agreement, the Bank shall maintain in a fiduciary manner in a trust or custodial account associated with the Account Program all Deposit Amounts that have been deposited by Customers, the name of such Program Account shall indicate that the funds are being held for such purpose. The identities of each of the Customers for whose benefit such funds are being held shall be readily identifiable by Bank, either directly or through the Processor.
5.8    Notices. To the extent permitted by Applicable Law, Bank shall deliver to Client a copy of all material notices of violation that it receives from any Network, or any party relating to this Agreement.
5.9    Changes to Rules Adopted by Bank. Bank may adopt new Rules relating to the published policies and procedures of Bank or change existing Rules relating to the policies and procedures of Bank from time to time by giving thirty (30) days’ prior written notice to Client, provided that Client shall have a commercially reasonable amount of time to comply with any new Rules or changes to existing Rules.
5.10    Reporting. To the extent that such information is not privileged, or disclosure is not otherwise prohibited by Applicable Law, or a Regulatory Authority, Bank shall provide Client with reports on a quarterly basis that shall include the following as they relate to Bank’s operation of the Program or ability to perform its obligations under this Agreement:
(a)    Key risk, compliance, and fraud metrics that Bank currently reports on including, if applicable, summaries thereof;
(b)    The results of any internal or external risk and compliance reviews and audits related to the Programs, or any such reviews that could impact the Programs, including but not limited to reviews related to regulatory sanctions, security, privacy, business continuity and disaster recovery planning, third party risk, operational resilience, and any other risk or regulatory reviews in connection with the Program(s);
(c)    The number and nature of Customer complaints, Customer service calls, and other communications from Customers received by Bank in connection with the Program.

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(d)    On a quarterly basis throughout the Term or as may otherwise be agreed upon by the Parties, the Parties agree to meet, to review various Bank financial metrics related to the Bank’s

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liquidity, capital, and credit that may have a material impact on Bank’s ability to support its obligations under this Agreement and any related Addendum.
5.10    Escheat. Bank shall facilitate escheatment reporting to the states as required by Applicable Law in connection with the Accounts. Bank shall be responsible for compliance with state unclaimed property laws as they relate to the Accounts. Bank represents it has adequate reporting systems established to identify accounts that would meet the criteria under the various state unclaimed property laws, and will facilitate the reporting and remittance of funds as required.
5.11    License. Bank grants to Client a nonexclusive, royalty free, nontransferable right and license to use certain Marks (owned by Bank or its licensors) in the geographic locations permitted furtherance of a Program pursuant to a Program Authorization Letter. The use of the Marks by Client without the prior written consent of the Bank is prohibited.
5.12    Use of Client Marks. Except as expressly set forth herein, Bank may not use Client Marks without Client’s express written consent in each proposed instance of use.
6.    BANK REPRESENTATIONS AND WARRANTIES
Bank represents and warrants to Client as follows:
(a)    This Agreement is valid, binding, and enforceable against Bank in accordance with its terms, except as such enforceability may be limited by laws governing creditors’ rights and general principles of equity.
(b)    Bank is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and is properly authorized or licensed to do business in each jurisdiction in which the nature of Bank’s activities makes such authorization or licensure necessary. Neither the execution of this Agreement nor Bank’s performance of its obligations hereunder requires any consent, authorization, approval, license, or other action by or in respect of, or filing with, any third party or any Regulatory Authority.
(c)    Bank has the full power and authority to execute and deliver this Agreement and to perform all its obligations under this Agreement. The provisions of this Agreement and the performance by Bank of its obligations under this Agreement are not in conflict with Bank’s charter, bylaws or any other agreement, contract, lease or obligation to which Bank is a party or by which it is bound.
(d)    There is not pending or threatened against Bank any litigation or proceeding, the outcome of which might materially adversely affect the continuing operations of Bank.

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(e)    Bank has the legal right to use and permit Client to use, to the extent set forth herein, the Bank Marks.
7.    COVENANTS OF BANK
(a)    Covenants. Bank covenants and agrees with Client as follows:

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(b)    Bank is, and will at all times continue to perform its obligations under this Agreement, and is in compliance with all Applicable Laws, the Rules, and any rules, orders and regulations issued by the Regulatory Authorities that relate to the matters and transactions contemplated by this Agreement (except to the extent Client has expressly agreed to undertake compliance obligations under this Agreement). Bank will be responsible for all fines and penalties assessed by any Regulatory Authority due to Bank’s actions, inactions or omissions provided that such fine or penalty is not caused by or a result of any acts or omissions of Client;
(c)    Any litigation or court proceedings filed against Bank and, to the extent permissible, any summary of communications with Regulatory Authorities, relating to an Account or its use, or otherwise relating to the Program, will be immediately reported to Client. Such report shall include a copy of the court papers or proceedings;
(d)    Bank shall remain (i) a federally-insured financial institution, and (ii) in good standing with (x) each Regulatory Authority with jurisdiction over it, and (y) each Network or other electronic payment network which it may be a member of or registered with from time to time;
(e)    Bank shall make best efforts to ensure that (i) each separate Account established for each Customer shall qualify for deposit insurance and (ii) all deposits shall remain insured by the Federal Deposit Insurance Corporation (“FDIC”) in accordance with Applicable Law; provided, however, Client acknowledges that any decision regarding deposit insurance applicability rests solely with the FDIC;
(f)    Bank shall maintain the minimum capital ratios required to be a well-capitalized institution, as defined under the prompt corrective actions provisions of the Federal Deposit Insurance Act; and
(g)    Bank shall comply with its privacy policy and Applicable Law in connection with the Program. Bank’s privacy policy or other applicable policies shall include a response program whereby Bank shall take appropriate actions to address incidents of unauthorized access to Customer Information, including notification to Client and affected Customers (to the extent that such communication with affected Customers is required by Applicable Law) as soon as possible following any such incident. Bank will notify Client promptly upon Bank’s receipt of information regarding an actual or suspected data security breach impacting Customer Information, whether the same is experienced directly by Bank or by Bank’s third party service providers, and Bank will contractually require its third party service providers with access to Customer Information to do the same.
8.    PROGRAM FEES AND COMPENSATION

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8.0    Program Fees. All Program Revenues shall accrue to the benefit of the Bank. In consideration of Client’s Program Management services under this Agreement, Bank shall pay Client a Program Management Fee for the provision of its services as set forth in an Exhibit A or any mutually agreed upon Program or services Addendum.

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9.    TERM AND TERMINATION
9.1    Termination of Agreement Without Cause.
(a)    The Term of this Agreement shall commence from the Effective Date as stated therein and shall continue for five (5) years (the “Initial Term”), unless terminated earlier as provided below. After the Initial Term, this Agreement shall automatically extend for additional one-year periods (each a “Renewal Term”) unless a Party provides the other Party with a notice of non-renewal three hundred and sixty-five (365) days prior to the expiration of the then current Term. Such Initial Term together with any Renewal Term shall collectively be referred to as the “Term.”
(b)    Subject to Section 9.3, below, and no earlier than the thirteenth (13th) month following commencement of the Initial Term, Client shall have the right to provide Bank with notice of its intent to terminate this Agreement without cause, which termination shall not be effective until at least three hundred and sixty-five (365) days following Bank’s receipt thereof.
9.2    Termination for Cause.
(a)    Either Party shall have the right to terminate this Agreement for cause:
(i)    In the case of a material breach of any duty or obligation under this Agreement (so long as such breach is not due to the actions or inaction of the terminating Party), but only if the breach continues for a period of [***] after the breaching Party receives written notice from the non-breaching Party specifying the breach. In the event such breach is not cured during the period, then this Agreement may be terminated.
(b)    Either Party may immediately terminate this Agreement for cause upon written notice to the other in the event of the following:
(i)    Discovery that any financial statement, representation, warranty, statement or certificate furnished to it by the other Party in connection with or arising out of this Agreement is materially adverse to the terminating Party and intentionally untrue as of the date made or delivered.
(ii)    The commencement by the other Party of any proceeding or filing of any petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, liquidation or similar law, application for or consenting to the appointment of a receiver, trustee, custodian, sequestrator or similar official for such Party or for a substantial part of its property or assets; a general assignment for the benefit of creditors, or taking corporate action for the purpose of effecting any of the foregoing.

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(iii)    The commencement by any person against the other Party of an involuntary proceeding or the other Party is the subject of an involuntary petition in a court of competent jurisdiction seeking: relief in respect of the other Party, or of a substantial part of its property or assets under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law; the appointment of a

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receiver, trustee, custodian, sequestrator or similar office for the other Party or for a substantial part of its property or assets; or the winding up or liquidation, of the other Party, if such proceeding or petition shall continue un-dismissed for [***] or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for [***].
(iv)    Upon any change to or enactment of any Applicable Law or Rules which would render any portion of the Program illegal, or otherwise have a material adverse effect upon the Program.
(v)    A material violation by the other Party of any Rules or Applicable Law in connection with the performance of this Agreement.
(vi)    Upon direction to the terminating Party from any Regulatory Authority or Network for such Party to cease to materially limit performance of such Party’s obligations under this Agreement
(c)    Bank may immediately terminate this Agreement for cause upon written notice to Client in the event of the following:
(i)    Bank’s management or board of directors reasonably determines that the continued performance by the Bank of its obligations under this Agreement is materially not consistent with safe and sound banking practices; provided, however, upon such determination, Bank shall provide notice, to the extent permitted by Applicable Law, to Client of such determination and a reasonably detailed basis therefor, and shall work in good-faith with Client to resolve Bank’s concerns prior to terminating the Agreement to the extent consistent with the Bank’s safety and soundness.
(ii)    Bank receives direction from any Regulatory Authority to cease or materially limit performance of the obligations under this Agreement.
(d)    Client may terminate this Agreement for cause upon written notice to Bank in the event of the following:
(i)    Any Change of Control of Bank as defined herein. For purposes of this Agreement, a “Change of Control” shall mean, with respect to the other Party, any transaction or series of transactions (as a result of a tender offer, merger, consolidation, reorganization, recapitalization, stock acquisition or otherwise) that results in:
(A)    any Person or “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder acquiring, directly or indirectly, a majority of the combined voting power of the outstanding securities of such other Party (or its

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Controlling Parent (as defined below), if there is one) entitled to vote generally in the election of directors (or any equivalent governing body); provided, however, that any merger or consolidation of Bank with and into any of Client’s direct or indirect subsidiaries or parent companies or direct or indirect subsidiaries of such parent company, shall not constitute a “Change of Control” hereunder if the

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Controlling Parent prior to such merger or consolidation shall, after giving effect to such merger or consolidation, own and control, directly or indirectly and beneficially and of record, not less than a majority of the combined voting power of the outstanding securities of the surviving entity from such merger or consolidation entitled to vote generally in the election of directors (or equivalent governing body);
(B)    the sale, lease, license, exchange, conveyance, transfer or other disposition of all or substantially all of the assets of Bank (or its Controlling Parent, if there is one), or
(C)    the Controlling Parent (if there is one) ceases to own, directly or indirectly and beneficially and of record, a majority of the combined voting power of the outstanding securities of Bank entitled to vote generally in the election of directors (or any equivalent governing body). “Controlling Parent” means, with respect to Bank, the ultimate Person (if any) that owns and controls as of the Effective Date, directly or indirectly, and beneficially and of record, a majority of the combined voting power of the outstanding securities of Bank entitled to vote generally in the election of directors (or equivalent governing body);
(ii)    following the issuance of any order involving Bank that materially and adversely impacts the Program or Client, provided that such action, proceeding, investigation or inquiry in not the direct result of an act or inaction of Client, including but not limited to any formal cease and desist order, consent order, censure or other action of a Regulatory Authority.
(e)    In the event that Client reasonably determines that Bank’s financial condition materially and adversely impacts the Bank’s ability to support Client’s Programs, and such financial condition is not improved within [***] following receipt of written notice to Bank of Client’s determination thereof, Client may terminate this Agreement upon one hundred eighty (180) days’ prior written notice to Bank.
9.3    Payments Upon Termination The Parties agree that, in the event Client terminates this Agreement without cause during the [***] in accordance with Section 9.1(b), or in the event Bank terminates this Agreement under Section 9.2(a) or Sections 9.2(b)(i), 9.2(b)(iii) or 9.2(b)(v)-(vi), during the [***] Client shall pay Bank, [***]. The Parties further agree that, in the event Client terminates this Agreement without cause during [***], Client shall pay [***]. Client further agrees that in the event Client terminates this Agreement pursuant to Section 9.2(d)(i) during [***], Client shall pay [***] Bank acknowledges and agrees that if it terminates this Agreement pursuant to Section 9.2(a) or Sections 9.2(b)(i), 9.2(b)(iii) or 9.2(b)(v)-(vi): (i) its exclusive remedy for any breach related to such termination is as set forth in this Section 9.3, and (ii) it waives any claims or causes of action against Client relating to such termination or breach

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of this Agreement. Each Party recognizes and acknowledges that the fees set forth in this Section 9.3 are not intended as a forfeiture or penalty but are intended to constitute liquidated damages to the Bank.
9.4    Notwithstanding anything to the contrary in this Agreement, any monthly fees paid by Client to Bank for the continued receipt of recurring ACH credits, forwarding deposits to a

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Successor Bank, and provision of instructions for Notification of Change, as may be set forth in an Addendum to this Agreement, shall be credited towards the monthly fees paid by Client under Section 9.3. In the event of any Termination for Cause by Client, except for any termination by Client pursuant to Section 9.2(d) Client shall be liable only to pay Bank [***].
10.    ACCOUNT TRANSFER OPTION AND WIND DOWN PERIOD
10.1    Account Transfer Option. Each Program, as set forth in an Addendum to this Agreement, may give Client the right to purchase the applicable Accounts and Program upon termination of such Addendum and direct the transfer of such Accounts and Program to a successor qualified financial institution (a “Successor Bank”) (the “Account Transfer Option”). Details of such Account Transfer Option shall be set forth in the applicable Addendum, and shall set forth the rights and obligations of the Parties in the event that Client exercises such Account Transfer Option, including but not limited to a mutually agreed upon wind down period (the “Wind Down Period”)
10.2    Wind Down
Upon termination or expiration of this Agreement, or in the event that the Parties agree upon a Wind Down Period pursuant to Section 10.1 and the applicable Addendum, and provided that the Parties have obtained all required Regulatory Authority and Network approvals, as applicable, then the Parties shall use commercially reasonable efforts to negotiate in good faith and mutually agree upon a wind down plan (the “Wind-Down Plan”) that is:
(a)    is structured to minimize Customer disruption, avoid Customer attrition, and prevent any interruption of the Program services or degradation in the quality of Program services during the Wind Down Period, which shall be as long as necessary to protect and transfer all of Confidential Information including all Customer information;
(b)    specifies which employees, subcontractors, agents and personnel of Client and Bank and other resources shall perform the Wind Down Plan services and all tasks and resources necessary to effect such disengagement as efficiently as possible and in a manner consistent with any election by Client to transfer the Accounts to a Successor Bank;
(c)    specifies a timetable and process for effecting such disengagement in:
(i)    a safe, sound and efficient manner,
(ii)    a manner reasonably intended to minimize Account attrition and provide a seamless Customer experiences, including conversion of tranches of Accounts on a staggered basis, and

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(iii)    compliance with Applicable Law, including the process and timing for providing and/or obtaining all necessary regulatory notices and approval; and

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(d)    sets forth a communication plan for communicating with Customers regarding the disengagement matters contemplated by the Wind-Down Plan, and neither Party shall communicate with Customers regarding such matters other than as contemplated by the Wind-Down Plan, except that neither Party shall be permitted to prohibit the other Party from sending a communication that is required pursuant to Applicable Law; provided that the communicating Party shall provide the other Party with as much advance notice as reasonably possible prior to issuance of any such legally required communication or notice promptly following such action if advance notice is not permitted by Applicable Law.
(e)    If the Wind-Down Plan arises from Bank terminating for cause under the Agreement, then in addition to items (a) – (d) above, the Wind-Down plan shall also include all necessary steps to effect the transfer to Bank of control of the applicable Program. Without in any way limiting the foregoing, upon expiration or any termination of this Agreement, in whole or in part, Bank will, at Client’s request, continue to allow Client to access and use the Program after the date of such termination or expiration to effectuate an orderly transition from the Program services. During such period, the then-existing fees will continue to be in effect and the terms of this Agreement shall survive and continue to govern the Parties’ rights and obligations with respect to the Program.
10.3    Following termination or expiration of this Agreement and expiration of the Wind Down Period, each Party shall (i) return, or destroy in the event it is not commercially practicable to return, all property belonging to the other Parties (including Confidential Information not reasonably necessary to operate any Program) which is in its possession or control at the time of termination, and (ii) discontinue the use of and return, or destroy in the event it is not commercially practicable to return, to the other Parties, or at the request of the other Parties destroy, all written and printed Program Materials bearing the other Parties’ name and logo. Nothing herein will require Bank to return anything arising from or relating to the Programs, other than property that is defined hereunder as Client Confidential Information, or other than property that relates exclusively to a Program that is being transferred to a Successor Bank. Without limiting the aforesaid, the Parties agree that Bank shall be entitled to retain all information required by Applicable Law, Regulatory Authority, and/or Bank’s safety and soundness standards.
11.    CONFIDENTIALITY
11.1    Confidential Information. The term “Confidential Information” shall mean this Agreement and all proprietary information, data, trade secrets, business information and other information of any kind whatsoever which (a) a Party (“Discloser”) discloses, in writing, orally or visually, to the other Party (“Recipient”) or to which Recipient obtains access in connection with the negotiation and performance of this Agreement, and which (b) relates to (i) the Discloser, (ii) in the case of Client, Bank and its customers and or associates, or (iii) Customers who have made Sensitive Customer Information available to Bank and/or Client. “Sensitive

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Customer Information” shall include “non-public personal information” as defined in the Gramm-Leach-Bliley Act and implementing regulations; including, without limitation, a Customer’s name, address, or telephone number in conjunction with the Customer’s social security number, driver’s license number, account number, credit or debit card number, or a personal identification number or password that would permit access to the Customer’s account, or any combination of components of Customer

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information that would allow someone to log onto or access a Customer’s account, such as a username and password, password and account number, Transaction information regarding the Account, or any other information provided to Bank or Client by a Customer in connection with the Program.
11.2    Sensitive Customer Information. Client acknowledges that Bank has a legal responsibility to its customers to keep Sensitive Customer Information strictly confidential in accordance with Applicable Law. Bank acknowledges that Client has a responsibility to do likewise. In addition to the other requirements set forth in this section regarding Confidential Information, Sensitive Customer Information shall also be subject to the additional restrictions set forth in this subsection. The Recipient shall not disclose or use Sensitive Customer Information other than to carry out the purposes for which the Discloser or one of its affiliates disclosed such Sensitive Customer Information to Recipient. Recipient shall not disclose to a third-party or otherwise use any Sensitive Customer Information unless the Customer’s permission has been secured, to the Discloser’s reasonable satisfaction, through a means that complies with 15 U.S.C. §§ 6801-09 and applicable regulations, or the disclosure is otherwise permitted by Applicable Law. In the absence of the permission of the Customer, Recipient shall not disclose any Sensitive Customer Information other than on a “need to know basis and then only to: (a) affiliates of Discloser; (b)its employees or officers; (c) affiliates of Recipient provided that such affiliates shall be restricted in use and re-disclosure of the Sensitive Customer Information to the same extent as Recipient; (d) to carefully selected subcontractors provided that such subcontractors shall have entered into a confidentiality agreement no less restrictive than the terms hereof; (e) to independent contractors, agents, and consultants hired or engaged by Recipient, provided that all such persons are subject to a confidentiality agreement which shall be no less restrictive than the provisions of this section; or (f) pursuant to the exceptions set forth in 15 U.S.C. 68021 and accompanying regulations which disclosures are made in the ordinary course of business. The restrictions set forth herein shall apply during the term and after the termination of this Agreement. For the purposes of this section, Customers shall be customers of Bank.
11.3    Compliance with Privacy Laws. Each Party shall comply with Applicable Law with regard to privacy of Sensitive Customer Information.
11.4    Use of Confidential Information. Neither Party shall use the Confidential Information of the other Party, except as specifically permitted in this Agreement.
11.5    Disclosure to Employees and Agents. Client, as Recipient, hereby agrees on behalf of itself and its employees, officers, affiliates and subcontractors that Confidential Information will not be disclosed or made available to any person for any reason whatsoever, other than other than on a “need to know basis” and then only to: (a) its employees and officers; (b) subcontractors and other third-Parties specifically permitted under this Agreement, provided that all such persons are subject to a confidentiality agreement which shall be no less restrictive than the provisions of this

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section; (c) independent contractors, agents, and consultants hired or engaged by Bank, provided that all such persons are subject to a confidentiality agreement which shall be no less restrictive than the provisions of this section; and (d) as required by law or as otherwise permitted by this Agreement, either during the term of this Agreement or after the termination of this Agreement. Bank, as Recipient, hereby agrees on behalf of itself and its employees, officers, affiliates and

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subcontractors that Confidential Information will not be disclosed or made available to any person for any reason whatsoever, other than on a “need to know basis” and then only to: (a) individuals that have been approved by Client; or (b) as required by law or as otherwise permitted by this Agreement, either during the term of this Agreement or after the termination of this Agreement. Prior to any disclosure of Confidential Information as required by law, the Recipient shall (i) notify the Discloser of any, actual or threatened legal compulsion of disclosure, and any actual legal obligation of disclosure immediately upon becoming so obligated, and (ii) cooperate with the Discloser’s reasonable, lawful efforts to resist, limit or delay disclosure. Nothing in this section shall require any notice or other action by Bank in connection with request or demands for Confidential Information with request by any Regulatory Authority.
11.6    Information Security. Each Party warrants that it has established an information security program which contains appropriate measures designed to (i) ensure the security and confidentiality of Sensitive Customer Information; (ii) protect against any unanticipated threats or hazards to the security or integrity of such information; and (iii) protect against the unauthorized access to or use of such information that could result in substantial harm or inconvenience to any customer. In the event a Party discovers any unauthorized access to any Sensitive Customer Information, such Party shall take appropriate actions to address such unauthorized access, including but not limited to promptly notifying the other Party of any such incident.
11.7    Return/Destruction of Materials. Upon the termination of this Agreement, or at any time upon the request of a Party, the other Party shall return or at the requesting Party’s election, destroy, all Confidential Information, including Customer Information, in the possession of such Party or in the possession of any third party over which such Party has or may exercise control.
11.8    Exceptions. With the exception of the obligations related to Customer Information, the obligations of confidentiality in this section shall not apply to any information which a Party rightfully has in its possession when disclosed to it by the other Party, information which a Party independently develops, information which is or becomes known to the public other than by breach of this section or information rightfully received by a Party from a third party without the obligation of confidentiality.
11.9    Media Releases. All media releases, public announcements and public disclosures by either Party, or their representatives, employees or agents, relating to this Agreement or the name or logo of Client, Bank, any Bank affiliate or supplier, including, without limitation, promotional or marketing material, but not including any disclosure required by legal, accounting or regulatory requirements beyond the reasonable control of the releasing Party, shall be coordinated with and approved by the other Party in writing prior to the release thereof.
11.10    Non-Disparagement. Each Party covenants and agrees that it, or their representatives, employees or agents will not directly or indirectly, verbally or in writing, make statements to any third party which detract from or reflect adversely on the other Party’s reputation or its business,

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services, or products, or defame or make disparaging statements regarding the other Party’s business, service or products, or its directors, officers, employees or agents. Disparaging statements shall be defined as any statement, whether expressed as fact or opinion, that a reasonable person would consider impugning or call into question in a negative manner the business or personal ethics, reputation, character or integrity of the other Party or its directors,

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officers, employees, or agents, or impugn or call into question in a negative manner the quality of the other Party’s products, services or practices. This Agreement does not preclude the Parties from making statements that may be required by legal process, Applicable Law, or any Regulatory Authority with jurisdiction over the parties.
12.    DATA OWNERSHIP
12.1    Pre-Application Information. The Parties acknowledge and agree that prior to a Customer submitting an application to Bank for an Account, all information collected by Client from such Customer, including nonpublic personal information as defined under the Gramm-Leach-Bliley Act (“Customer Personal Information), is information of Client, subject to Client’s privacy policy and procedures.
12.2    Account Application Information. Once a Customer submits an application for an Account to Bank, all Customer Personal Information submitted on such application is jointly owned by Bank and Client, and may be used for each Party’s own separate purposes pursuant to such Party’s individual privacy policy and consistent with the limitations on such use set forth in this Agreement, so long as the Customer is provided a disclosure to such effect prior to any Customer Personal Information being provided by Customer on an Account application. In the event that Customer Personal Information is collected without providing such disclosure, such Customer Personal Information shall be the sole property of Bank, and Client shall only use such Customer Personal Information in connection with performing its obligations under the Agreement and as otherwise directed or permitted by Bank in writing. Bank shall consider in good-faith any request by Client for Bank to share Customer Personal Information with Client for Client’s purposes unrelated to this Agreement in accordance with Applicable Law.
12.3    Account Transaction Information. Except as otherwise provided herein, Bank shall solely own any information derived from a Customer’s use of an Account, including, but not limited to, any Account transaction information and Account balance information (“Account Information”). For the avoidance of doubt, Account Information shall not include other information that constitutes Customer Personal Information. Client shall only use Account Information for the purposes of performing its obligations under the Agreement and as otherwise directed or permitted by Bank in writing. Notwithstanding the foregoing, Bank acknowledges and agrees that each Customer is also a customer on Client’s platform, and Client may request a Customer to provide the Customer’s affirmative authorization to allow Client to use such Customer’s Account Information for Client’s specified purpose(s) unrelated to the Agreement. If the Customer so affirmatively authorizes such use of the Customer’s Account Information, Client may use such Customer’s Account Information for Client’s own purposes unrelated to the Agreement. Notwithstanding anything to the contrary herein, the Parties acknowledge that Customer Personal Information or Account Information shall not be deemed to include publicly available information or such other non-personally identifiable information a party has otherwise obtained outside of this Agreement.

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12.4    Bank Use of Customer Personal Information. Bank acknowledges and agrees that Bank may not use or share Customer Personal Information for any purpose other than in connection with the Agreement and Bank’s responsibilities and obligations related to the Program and Accounts. Following Bank’s sale of an Account or after termination or expiration of the Agreement, Bank

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shall not sell, distribute or otherwise directly or indirectly use or store Customer Personal Information (except as may be required by Applicable Law or Regulatory Authority). For the avoidance of doubt and without limiting the generality of the foregoing, Bank acknowledges Bank may not use or share Customer Personal Information for the purposes of soliciting Customers for any non-Program; provided, however, nothing in this Section 12.4 shall prevent Bank from soliciting consumers for Bank-issued products using information obtained independently of the Agreement.
13.    INSURANCE
13.1    At all times during the term of this Agreement, Client shall secure and maintain at its sole cost and expense the following minimum insurance coverage with financially sound and nationally reputable insurers with a minimum of A.M. Best Financial Strength Rating of A and Financial Size Rating of X. The requirements for such insurance coverage are as follows:
(a)    Client shall ensure that Bank and the Bancorp, Inc., the parent company of Bank, are at all times named as additional insured’s on a primary basis under the Client’s Cyber Liability, Professional Liability and Commercial General Liability insurance with no Insured versus Insured exclusion relating to claims brought by The Bancorp, Inc. and/or Bank against Client. Client shall ensure that The Bancorp, Inc. and Bank are at all times named as loss payees under the Crime insurance. If any insurance is written on a Claims-Made form, the retroactive date shall be prior to the Effective Date and shall remain in force for a minimum of [***] after the expiration or termination of this Agreement. Coverage territory shall include claims brought in the United States and worldwide, if applicable. Each policy shall include a provision providing 30 days advance written notice to Bank of any material change or cancellation in coverage or limits. Client agrees to provide Bank with a Certificate of Insurance evidencing such required insurance upon Bank’s request. Upon Bank’s request, Client agrees to provide copies of the required insurance policies. Client agrees to maintain other types of insurance and/or additional amounts as is reasonable within the industry providing comparable coverages. Client shall require permitted subcontractors and clients of Client to maintain similar insurance as Client is required to maintain hereunder. Except for workers’ compensation, Client agrees to waive, and will require its insurers to waive, all rights of subrogation against Bank. Client agrees that its deductible or retention under each insurance policy or policies shall not exceed a total of [***].
(b)    Client shall secure and maintain the following minimum insurance coverages:
(i)    Professional Liability (Error and Omissions) [***] per occurrence/ [***] aggregate)
(ii)    Commercial General Liability ([***] per occurrence/ [***] aggregate)

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(iii)    Workers’ Compensation as required by Applicable Law
(c)    Cyber Liability ([***] per occurrence/[***] aggregate) which shall include:
(i)    Security and Privacy Breach Coverage,

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(ii)    Media Coverage;
(iii)    Network Interruption Coverage including:
1.    Extra Expenses that would not have been incurred by for a cyber security breach; and
2.    Business income losses resulting from a cyber breach (e.g. denial of service).
(iv)    Crisis Management Coverage including:
1.    Forensic Costs;
2.    Public Relations Expenses;
3.    Privacy Notification Expenses; and
4.    Credit Monitoring Expenses.
5.    Regulatory Proceedings Coverage; and
6.    PCI Fines & Penalties Coverage.
13.2    Subcontractors. Client shall cause its third parties approved by Bank to maintain appropriate insurance coverages based on the scope and nature of the services provided by such third parties.
14.    LIMITATION OF LIABILITY
14.1    No Special Damages. UNLESS OTHERWISE AGREED, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, EVEN IF SUCH PARTY HAS KNOWLEDGE OF THE POSSIBILITY OF SUCH DAMAGES ARISING FROM OR RELATED TO THIS AGREEMENT PROVIDED, HOWEVER, THAT THE LIMITATIONS SET FORTH IN THIS SECTION SHALL NOT APPLY TO OR IN ANY WAY LIMIT THE INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT.
14.2    Disclaimers of Warranties. EACH OF BANK AND CLIENT SPECIFICALLY DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, ARISING OUT OF OR RELATED TO THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, ANY

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WARRANTY OF MARKETABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT, AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE, EACH OF WHICH IS HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES.

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15.    DISPUTES
15.1    Duty to Notify. In the event of any dispute, controversy, or claim between the Parties arising out of or relating to this Agreement or the construction, interpretation, performance, breach, termination, enforceability or validity thereof (hereinafter, a “Dispute”), the Party raising such Dispute shall notify the other promptly and no later than [***] from the date of its discovery of the Dispute. In the case of a Dispute relating to amounts paid under an Addendum or similar matter, the failure of a Party to notify the other Party of such Dispute within [***] from the date of its receipt shall result in such matter being deemed undisputed and accepted by the Party attempting to raise such Dispute.
15.2    Cooperation to Resolve Disputes. The Parties shall cooperate and attempt in good faith to resolve any Dispute promptly by negotiating between persons who have authority to settle the Dispute and who are at a higher level of management than the persons with direct responsibility for administration and performance of the provisions or obligations of this Agreement that are the subject of the Dispute.
15.3    Arbitration. Any Dispute which cannot otherwise be resolved as provided in paragraph Sections 15.1 or 15.2 above shall be resolved by arbitration conducted in accordance with the commercial arbitration rules of the American Arbitration Association, and judgment upon the award rendered by the arbitral tribunal may be entered in any court having jurisdiction thereof. The arbitration tribunal shall consist of a single arbitrator mutually agreed upon by the Parties, or in the absence of such agreement within [***] from the first referral of the dispute to the American Arbitration Association, designated by the American Arbitration Association. The place of arbitration shall be Wilmington, Delaware, unless the Parties shall have agreed to another location within [***] from the first referral of the dispute to the American Arbitration Association. The arbitral award shall be final and binding, the Parties waive any right to appeal the arbitral award; to the extent a right to appeal may be lawfully waived. Each Party retains the right to seek judicial assistance: (i) to compel arbitration, (ii) to obtain interim measures of protection prior to or pending arbitration, (iii) to seek injunctive relief in the courts of any jurisdiction as may be necessary and appropriate to protect the unauthorized disclosure of its proprietary or confidential information, and (iv) to enforce any decision of the arbitrator, including the final award. In no event shall either Party be entitled to punitive, exemplary or similar damages.
15.4    Confidentiality of Proceedings. The arbitration proceedings contemplated by this section shall be as confidential and private as permitted by law, provided however that Bank is permitted to disclose the proceedings to accountants, legal counsel and professional advisors. To that end, the Parties shall not disclose the existence, content or results of any proceedings conducted in accordance with this section, and materials submitted in connection with such proceedings shall not be admissible in any other proceeding, provided, however, that this confidentiality provision

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shall not prevent a petition to vacate or enforce an arbitral award, and shall not bar disclosures required by any laws or regulations.
16.    INDEMNIFICATION
16.1    Indemnification.

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(a)    Client covenants and agrees to indemnify and hold harmless Bank, its parent, subsidiaries or affiliates, and their respective officers, directors, employees and permitted assigns, as such, against any direct losses or expenses arising from any legal action, claim, demand or proceedings brought against any of them as a result of any misrepresentation, breach of warranty, Customer claim, or failure to fulfill a covenant of this Agreement on the part of Client, any act or omission of Client or its providers which violates any by-laws, Rules, or Applicable Law, any claim relating to obligations owed to or by Client or any third party retained by it, or any claim by a Customer or prospective Customer relating to the Program; provided, that this provision shall not apply if such claim arises out of (i) an act of fraud, embezzlement or criminal activity by Bank or its representatives, (ii) gross negligence, willful misconduct or bad faith by Bank or its representatives, or (iii) the failure of Bank or its representatives to comply with, or to perform its obligations under, this Agreement.
(b)    Bank covenants and agrees to indemnify and hold harmless Client and its parent, subsidiaries or affiliates, and their respective officers, directors, employees, and permitted assigns, as such, against any direct, losses or expenses arising from any third party legal action, claim, demand, or proceedings brought against any of them as a result of any misrepresentation, breach of warranty, or failure to fulfill a covenant of this Agreement on the part of Bank (including any Customer claim arising therefrom), any act or omission of Bank or its providers which violates any law, by-laws or Applicable Law, or any claim relating to obligations owed to or by Bank or any third party retained by it (except to the extent that Client has agreed to fulfill such obligation under this Agreement), provided, that this provision shall not apply if such claim arises out of (i) an act of fraud, embezzlement or criminal activity by Client or its representatives, (ii) gross negligence, willful misconduct or bad faith by Client or its representatives, or (iii) the failure of Client or its representatives to comply with, or to perform its obligations under, this Agreement.
(c)    If any claim or demand is asserted against any Party or Parties (individually or collectively, the “Indemnified Party”) by any person who is not a Party to this Agreement in respect of which the Indemnified Party may be entitled to indemnification under the provisions of subsections (a) or (b) above, written notice of such claim or demand shall promptly be given to any Party or Parties (individually or collectively, the “Indemnifying Party”) from whom indemnification may be sought. The Indemnifying Party shall have the right, by notifying the Indemnified Party within [***] of its receipt of the notice of the claim or demand, to assume the entire control (subject to the right of the Indemnified Party to Participate at the Indemnified Party’s expense and with counsel of the Indemnified Party’s choice) of the defense, compromise or settlement of the matter, including, at the Indemnifying Party’s expense, employment of counsel of the Indemnifying Party’s choice. Any counsel retained by the Indemnifying Party for such purposes shall be reasonably acceptable to the Indemnified Party. The Indemnifying Party shall institute and maintain any such defense diligently and reasonably and shall keep the Indemnified Party fully advised as to the status thereof. If the Indemnifying Party gives notice to any Indemnified Party that the Indemnifying Party will assume control of the defense,

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compromise or settlement of the matter the Indemnifying Party will be deemed to have waived all defenses to the claims for indemnification by the Indemnified Party with respect to that matter. The Indemnified Party shall have the right to employ its own counsel if the Indemnified Party so elects to assume such defense, but the fees and expense of such counsel shall be at the Indemnified Party’s expense, unless (i) the employment of such counsel shall have been authorized in writing by the

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Indemnifying Party; (ii) such Indemnified Party shall have reasonably concluded that the interests of such parties are conflicting such that it would be inappropriate for the same counsel to represent both parties or shall have reasonably concluded that the ability of the parties to prevail in the defense of any claim are improved if separate counsel represents the Indemnified Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), and in either of such events such reasonable fees and expenses shall be borne by the Indemnifying Party; and (iii) the Indemnifying Party shall have reasonably concluded that it is necessary to institute separate litigation, whether in the same or another court, in order to defend the claims asserted against it; or (iv) the Indemnifying Party shall have not employed counsel reasonably acceptable to the Indemnified Party to take charge of the defense or such action after electing to assume the defense thereof. Any damages to the assets or business of the Indemnified Party caused by a failure of the Indemnifying Party to defend, compromise or settle a claim or demand in a reasonable and expeditious manner, after the indemnifying Party has given notice that it will assume control of the defense, compromise or settlement of the matter, shall be included in the damages for which the Indemnifying Party shall be obligated to indemnify the Indemnified Party.
(d)    The provisions of this Section 16.1 shall survive termination or expiration of this Agreement.
16.2    Disclosure.
(a)    Each Party shall promptly notify the other of any action, suit, proceeding, facts and circumstances, and the threat of reasonable prospect of same, which might give rise to any indemnification hereunder or which might materially and adversely affect either Party’s ability to perform this Agreement.
(b)    Each Party represents and warrants to the other that it has no knowledge of any pending or threatened suit, action, arbitration or other proceedings of a legal, administrative or regulatory nature, or any governmental investigation, against it or any of its affiliates or any officer, director, or employee which has not been previously disclosed in writing and which would materially and adversely affect its financial condition, or its ability to perform this Agreement. The provisions of this Section 16.2 shall survive termination or expiration of this Agreement.
17.    SET-OFF AND OTHER BANK REMEDIES
In the event of any failure by Client to perform any of its obligations hereunder or under any Addendum hereto, Bank shall have all rights and remedies available to it at law or in equity except as otherwise provided herein. Without limiting the generality of the foregoing, Client acknowledges that Bank shall have a contractual and statutory right of set-off against, any and all Program Accounts or other accounts, Program Revenues, funds, monies, and other properties of Client at Bank or which come into possession of Bank including, without limitation, any fees payable by Bank to Client pursuant to this Agreement, for the purpose of satisfying the

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obligations of Client hereunder. Client agrees that none of Client’s deposits at Bank shall be considered “special” deposits unavailable for set-off by Bank unless Bank has specifically so agreed in a separate writing. Client further agrees that the rights and remedies of Bank described herein are in addition to all other rights which Bank may have at law or equity. The Parties acknowledge and

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agree that all Customer Funds shall be held in trust for the benefit of the Customers, and that neither Bank nor Client shall have an equitable interest in Customer Funds and such Customer Funds will not be used for any other purpose, including set-off.
18.    GENERAL PROVISIONS
18.1    Intellectual Property.
(a)    Bank acknowledges and agrees that any copyright, patent, trademark and other proprietary right, title and interest in and to any product, service or business process relating thereto that is provided by Client (collectively, “Client IP”) are and will remain the exclusive property of Client. Bank acknowledges that it does not acquire any ownership rights in and to Client IP, and nothing contained in this Agreement shall be construed as granting, by implication, estoppel or otherwise, any assignment, transfer or license to Bank of such right, title and interest.
(b)    Client acknowledges and agrees that any copyright, patent, trademark and other proprietary right, title and interest in and to the Program and any product, service or business process relating thereto that is provided by Bank (collectively, “Bank IP”) are and will remain the exclusive property of Bank. Client acknowledges that it does not acquire any ownership rights in and to Bank IP, and nothing contained in this Agreement shall be construed as granting, by implication, estoppel or otherwise, any assignment, transfer or license to Client of such right, title and interest.
18.2    Legal Compliance. Each Party represents and warrants to the other that it is familiar with the requirements of all Applicable Law, including consumer protection laws applicable to it which relate to the Program and its obligations hereunder, and agrees that it will comply, in all material respects, with all such laws and regulations and all other Applicable Laws and regulations relating to its activities under this Agreement, now and in the future. The provisions of this Section 18.2 shall not, however, alter the responsibilities of the Parties to ensure compliance with respect to various aspects of the Program as detailed in separate sections of this Agreement and in accordance with Applicable Law.
18.3    Relationship of Parties. Bank and Client agree they are independent contractors to each other in performing their respective obligations hereunder. Nothing in this Agreement or in the working relationship being established and developed hereunder shall be deemed, nor shall it cause, Bank and Client to be treated as partners, joint ventures, or otherwise as joint associates for profit.
18.4    No Exclusivity. Nothing in this Agreement shall prohibit Bank or Client from operating any other programs in addition to the Programs governed by the terms of this Agreement.
18.5    Regulatory Examinations and Financial Information. Client agrees to submit to any examination which may be required by any Regulatory Authority with audit and examination

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authority over Bank, to the fullest extent of such Regulatory Authority. Client shall also provide to Bank any information, which may be required by any Regulatory Authority in connection with their audit or review of Bank or the Program and shall reasonably cooperate with such Regulatory Authority in connection with any audit or review of Bank. Client shall also acknowledge the right

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of Bank and any Regulatory Authority to audit the books and records of any Processor or other third party service provider involved in the Program. Client shall furnish Bank, at Client’s expense and upon Bank’s written request, quarterly financial statements in the form required by Client’s Board of Directors and Applicable Law. In the event that Client has audited financial statements, Client shall provide Bank such audited financial statements on an annual basis. Client shall also provide such other information as Regulatory Authorities, or the Network may from time-to-time reasonably request with respect to the financial condition of Client and such other information as Bank may from time to time reasonably request with respect to third Parties contracted with Client in connection with the Program.
18.6    Governing Law. This Agreement shall be governed by the internal laws, and not by the laws regarding conflicts of laws, of the State of Delaware. Any dispute between the Parties regarding this Agreement shall be venued in the state or federal district courts located in Delaware. Each Party hereby submits to the jurisdiction of the courts of such state, and waives any objection to venue with respect to actions brought in such courts.
18.7    Severability. In the event that any part of this Agreement is deemed by a court, Regulatory Authority, or other public or private tribunal of competent jurisdiction to be invalid or unenforceable, such provision shall be deemed to have been omitted from this Agreement. The remainder of this Agreement shall remain in full force and effect, and shall be modified to any extent necessary to give such force and effect to the remaining provisions, but only to such extent.
18.8    Survival. All representations and warranties herein, as well as the provisions of Section 11 (Confidentiality), Section 10 (Wind Down Period), Section 14 (Limitation of Liability), Section 16 (Indemnification), Section 17 (Set-off and Other Bank Remedies), and this Section 18 (General Provisions), and any other provisions which by their nature may reasonably be expected to survive any termination or expiration of this Agreement, shall survive termination or expiration of this Agreement.
18.9    Successors and Third Parties. Except as limited by Section 18.10, this Agreement and the rights and obligations hereunder shall bind, and inure to the benefit of the Parties and their successors and permitted assigns.
18.10    Assignments. The rights and obligations of each Party under this Agreement are personal and may not be assigned either voluntarily or by operation of law, without prior written consent from the other Party; provided, however, that such rights and obligations may be assigned to a wholly owned subsidiary of a Party upon 30 days’ notice to the other Party and, upon the other Party’s election, the assignor enters into an agreement where the assignor guarantees to the other Party the assignee’s obligations under this Agreement

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18.11    Notices. All notices, requests and approvals required by this Agreement shall be in writing addressed/directed to the other Party at the address and facsimile set forth below, or at such other address of which the notifying Party hereafter receives notice in conformity with this section. All such notices, requests, and approvals shall be deemed given upon the earlier of receipt of facsimile transmission during the normal business day or actual receipt thereof. All such notices, requests and approvals shall be addressed to the attention of:

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Bank to:	The Bancorp Bank, N.A. Attention: Contract Administrator 6100 S. Old Village Place Sioux Falls, SD 57108 Facsimile Number: [***]

With a copy to:	The Bancorp, Inc. Attention: Legal Department 123 North Third Street Suite 603 Minneapolis, MN 55401

Client to:	Chime Financial Inc. Attention: Chris Britt 101 California #500 San Francisco, CA 94111

With a copy to (which shall not constitute notice):

Chime Financial Inc. Attention: General Counsel 101 California #500 San Francisco, CA 94111
18.12    Waivers. Neither Party shall be deemed to have waived any of its rights, power, or remedies hereunder except in writing signed by an authorized agent or representative of the Party to be charged. Either Party may, by an instrument in writing, waive compliance by the other Party with any term or provision of this Agreement on the part of the other Party to be performed or complied with. The waiver by either Party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.
18.13    Entire Agreement; Amendments. This Agreement constitutes the entire Agreement between the Parties and supersedes all prior agreements, understandings, and arrangements, oral or written, between the Parties with respect to the subject matter hereof. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the Party against whom enforcement of any such modification or amendment is sought.
18.14    Counterparts. This Agreement may be executed and delivered by the Parties in counterpart, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

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18.15    Communication. Client and Bank may rely in good faith on any document, electronic file or other electronic or telephonic communication of any kind, which appears bona fide, submitted by any appropriate person respecting any matters arising hereunder.
18.16    Force Majeure. If a Party is prevented, hindered or unavoidably delayed from or in performing any of its obligations under this Agreement by an event beyond its reasonable control, such as compliance with a law or governmental order, strike of workers, lock-out, labor dispute, Act of God, earthquake, fire flood, war, riot, civil unrest, malicious damage, or other circumstances interrupting the operations of the United States or international banking system (individually and together, a “Force Majeure Event”), that Party shall not be obligated to perform its obligations under this Agreement, but only to the extent that it is actually prevented, hindered, or unavoidably delayed in its performance by such Force Majeure Event; provided, however, that: (i) each Party shall not be excused from implementing disaster recovery and business continuity plan upon the occurrence of the Force Majeure Event, (ii) such Party declaring a Force Majeure Event shall notify the other Party immediately upon the termination of the Force Majeure Event, and (iii) such declaring Party shall make all commercially reasonable efforts to resume performance immediately thereafter. In the event that a Force Majeure Event renders a Party unable to perform its obligations under this Agreement for more than [***] following such Force Majeure Event, the other Party may terminate this Agreement upon written to notice to such Party.
18.17    Headings. The various captions and section headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any section are to such section of this Agreement. To the extent possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be held to be invalid, illegal, or unenforceable, such provision shall be ineffective only to the extent of such invalidity, illegality, or unenforceability, without rendering invalid, illegal, or unenforceable the remainder of such provision or the remaining provisions of this Agreement.
[signatures on the following page]

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IN WITNESS WHEREOF, this Agreement is executed by the Parties’ authorized officers or representatives and shall be effective as of the date first above written.

Chime Financial, Inc.		The Bancorp Bank, N.A.

By:	/s/ Matthew Newcomb	By:	/s/ Ryan Harris

Name:	Matthew Newcomb	Name:	Ryan Harris

Title:	CFO	Title:	EVP, Head of Fintech Solutions

EXHIBIT A
COMPENSATION
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Exhibit A - Schedule 1: Card Transaction Pricing
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Exhibit A - Schedule 2: ACH Processing Fees
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Exhibit A - Schedule 3: Bank Services Fees and Pass-Through Expenses
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Exhibit A - Schedule 4: Earnings Credits and Discounts on Program Accounts
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Exhibit A - Schedule 5: High Yield Savings Program
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Exhibit A - Schedule 6: Bank-funded Credit and Liquidity Products
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EXHIBIT B
PROGRAM SERVICE LEVEL ADDENDUM
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PRIVATE LABEL DDA ADDENDUM TO
MASTER SERVICES AGREEMENT
This Private Label DDA Addendum (“Addendum”) is made pursuant to the Master Services Agreement dated June 9, 2023 (“Agreement”), between Chime Financial, Inc. (“Client”), whose principal office is located at 101 California, #500, San Francisco, CA 94111 and The Bancorp Bank, N.A. (“Bank”), a nationally-chartered bank with its principal offices at 6100 S. Old Village Place, Sioux Falls, SD 57108. Client and Bank are collectively referred to the “Parties” and are individually referred to as a “Party.” This Addendum is made in addition to and is not intended to replace or supersede any provisions of the Agreement. To the extent there is an inconsistency between this Addendum and the Agreement, this Addendum shall control only with respect to the offering of Programs.
1.    ADDITIONAL DEFINITIONS
As used in this Addendum, the following terms have the following meanings. All other terms have the meaning set forth in the Agreement.
(a)    “Account” or “DDA” means a demand deposit account established by Bank for storing and providing transactional access to Customer funds.
(b)    “BSA/AML” means Bank Secrecy Act and anti-money laundering implementing regulations (12 USC 1829b, 12 USC 1951–1959, and 31 USC 5311, et seq).
(c)    “Card Pack” means a retail or direct mail packet that includes a Card together with the Customer Disclosures and that is produced by or on behalf of Client for distribution to a Customer.
(d)    “Customer Complaint Guidelines” means the Customer Services and Complaint Resolution Guidelines set forth in Schedule G.
(e)    “Debit Card” means a Network branded debit card issued by Bank in connection with an Account or DDA providing access to the funds on deposit through Network based Transactions, including ATM transactions.
(f)    “Distribution Channel” means a physical or electronic location or channel where Accounts are being marketed or sold under this Agreement
(g)    “Processing Services” means those services that are described in Schedule E and which are necessary to establish a Program and process a Transaction in accordance with Applicable Law the Rules.

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(h)    “Regulation E” means 12 CFR Chapter X of the Electronic Fund Transfer Act (15 U.S.C. 1693 et seq.).

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(i)    “Required Reports” means, in addition to the definition set forth in the Master Services Agreement, the reports listed in Schedule E.
(j)    “Service Interruption” means a non-scheduled interruption of System Availability that impairs a Customer’s ability to access Card or Account information or perform Transactions.
(k)    “Service Levels” mean the service level agreements set forth in Schedule D.
2.    ISSUANCE AND DISTRIBUTION
2.1    Marketing. Accounts may be marketed directly by Client or through Subcontractors and Distribution Channels approved by Bank in writing.
2.2    Issuance.
(a)    Bank shall establish Accounts and issue Cards in accordance with the Agreement and subject to Applicable Law, with the understanding that the Cards are, and shall at all times remain, the property of Bank. Nothing herein shall be interpreted to require Bank to establish a certain number of Accounts or Cards. Bank shall have the right to terminate marketing and issuance of new Accounts at its discretion, but in no event without providing Client prior written notice of at least one hundred and eighty (180) days, or such shorter period of time as may be required by Applicable Law, Regulatory Authority, or Bank’s safety and soundness standards.
(b)    Client shall be responsible for, including all expenses associated with, the manufacturing and printing of all Cards and the applicable Customer Disclosures as approved by Bank from time to time. All such Cards and Customer Disclosures shall comply with Applicable Law and identify Bank as the issuer. Any design for Cards and Customer Disclosures shall be subject to Bank’s prior approval, which shall not be unreasonably withheld or delayed.
2.3    Account Activation. DDAs for approved Customers may be activated by Customers (i) calling an interactive voice response unit (“IVRU”), (ii) accessing a webpage, or (iii) as otherwise described and approved in the applicable Program Authorization Letter.
2.4    Distribution. Client shall be responsible for the distribution of Cards (or Card Packs) and Customer Disclosures, as may be described in any Program Authorization Letter. Client shall ensure that any and all Cards are handled, shipped and distributed in accordance with Applicable Law. Client agrees that it shall implement any and all inventory management controls required by Applicable Law for any and all Cards that are maintained in its possession or in the possession of any Subcontractor. Client agrees that it will send inventory reports as may be requested by the Bank from time to time.

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2.5    Modifications. In the event that Bank, in its sole discretion, determines that the Customer Disclosures do not comply with any Applicable Law, Client shall immediately cease delivery of such Customer Disclosures as directed by Bank. The Parties shall reasonably cooperate with one another to promptly include any amended Customer Disclosures in Card Packs, including

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replacing any Card Packs or printed materials with amended Customer Disclosures. Unless otherwise agreed, all costs and expenses associated therewith shall be borne solely by Client.
2.6    Processing Services.
(a)    Unless otherwise agreed or amended by the provisions of any Program Authorization Letter, Client shall ensure that the Processing Services are provided in accordance with the minimum Service Levels. Client shall contract with a Processor approved in writing by Bank (through a “Processor Agreement”) for purposes of providing Processing Services. Such Processor Agreement shall specifically provide that Bank, Client and Processor shall enter into a tri-party agreement whereby Bank shall be entitled to rely upon and enforce as a third party beneficiary the provisions of the Processing Agreement in the event of a breach of this Agreement by Client. The Processor Agreement shall entitle Bank to receive directly all Customer data and those reports provided by Processor to Client as well as any additional reports that the Bank may reasonably request from time to time. In no event may Client materially alter, change, amend, or otherwise terminate any contractual relationship with Processor without the consent of Bank. Any and all Processor Agreements shall include a service level agreement requiring that the Processing Services be provided in a professional manner in accordance with industry standards and, further, providing for appropriate monitoring, monthly reporting, and penalties for performance outside of parameters specified by Bank. Notwithstanding the foregoing, pursuant to Section 3.8 of the Agreement, Client may directly perform any Processing Services related to this Addendum, subject to Bank’s prior written approval. In the event that Client directly performs such Processing Services, the Parties shall negotiate in good faith any additional agreement required to facilitate such Processing Services, prior to Client commencing such services directly.
(b)    Service Interruptions. In the event that Client or any Subcontractor experiences any Service Interruption, Client shall inform Bank in writing of such Service Interruption within twenty-four hours of Client’s discovery. Client shall make commercially reasonable efforts to resolve the Service Interruption as promptly as possible, in addition to taking all reasonable actions to remediate the root cause of the Service Interruption, and will provide Bank with bi-hourly updates until the Service Interruption is resolved. Client shall perform a root cause analysis of the Service Interruption and provide Bank a report detailing the root cause analysis and the actions taken by Client to resolve the Service Interruption within [***] of resolving the Service Interruption. Bank reserves the right to perform an audit of the Service Interruption, Client’s resolution and remediation of the root cause of the Service Interruption, and Client’s communication with Bank throughout the Service Interruption, which shall not be subject to the audit frequency limitations of Section 3.13 of the Agreement. Failure to adhere to any of the requirements in this Section 2.6(b) shall be subject to termination of the Agreement or this Addendum by Bank.

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3.    PROGRAMS GENERALLY
3.1    Program Accounts. Any Program Accounts necessary for the facilitation of Programs shall be set forth in Schedule F to this Addendum.
3.2    Account Funding.

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(a)    Funding Mechanisms. All Networks and mechanisms for funding Accounts and Program Accounts will be as set forth in this Addendum, the applicable Program Authorization Letter, and/or Schedule F to this Addendum. No funding mechanism may be utilized or altered unless approved by Bank in writing.
(b)    Liability for Funding Failures. Except to the extent directly caused by the actions of the Bank, Client shall be responsible for all Funding Failures. In the event of a Funding Failure in connection with any Program, Client shall, within [***] after receiving notice of such Funding Failure from Bank, fully fund any shortfall in any Program Account. Client shall pay Bank a monetary assessment equal to [***] day notice period any transfer amount that is outstanding.
3.3    Program Revenues. The Program pricing and fees shall be as set forth in EXHIBIT A to the Agreement.
3.4    Required Reports. Client shall make available to Bank upon request all Required Reports reasonably requested by Bank.
3.5    ACH Services. With respect to ACH Transactions on a Program, the Parties agree as follows:
(a)    The following terms have the meanings set forth in the NACHA Rules: Entry, Originating Depository Financial Institution (ODFI), Receiver, Single-Entry, and WEB Entry.
(b)    Client will, or will ensure Processor will, do the following:
    Employ a commercially reasonable fraudulent transaction detection system to screen each Entry, which must include account validation to the extent required by the Rules and subject to any applicable exemption.
    Use commercially reasonable procedures to verify that routing numbers are valid. (Currently, this requires using the latest version of the Federal Reserve Bank’s E-Payment Routing Directory list, but these standards may change from time to time.)
    Employ Bank-approved methods of authentication to verify the identity of the Receiver.
    For debit WEB Entries, obtain the Receiver’s written authorization prior to initiating the WEB Entry. Client will be able to provide Bank with a hard copy of the authorization if requested by Receiver to do so. Authorizations should include the following information: (a) express authorization language, (b) amount of transaction for a Single-Entry payment, for a recurring Entry

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that is for the same amount each interval, or for a range of payments, (c) the effective date of the transaction, (d) the Receiver’s account number, (e) the Receiver’s financial institution’s routing number, and (f) revocation language.
    Retain records of a Receiver’s authorization for [***] after the termination or revocation of the authorization. At the request of Bank, Client will provide

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Bank, within [***] of such request, documentation demonstrating proof of the Receiver’s authorization.
(c)    Bank agrees to provide ACH services and act as an ODFI or the purposes of submitting and processing Entries to affect the transfer of funds or payments contemplated by this Addendum. Bank will also prepare and submit quarterly or other reports as required by Mastercard, VISA, or any other Network. Upon request, Bank will provide Client with a code to access the Federal Reserve Bank’s E-Payment Routing Directory and the Federal Reserve Bank’s usage and implementation guide.
3.6    SpotMe Program. The Parties agree that they may provide a service to applicable Accounts under which the Bank will pay a transaction when the Customer has insufficient or unavailable funds in their Account to cover such transaction, in accordance with Schedule H.
3.7    Small Issuer Status. During the Term, Bank will use commercially reasonable efforts to ensure that: (i) Debit Card Transactions will qualify for unregulated debit and prepaid card interchange rates under the applicable Rules and Applicable Law, as of the date hereof; and (ii) it remains a “small issuer” as defined under the 12 C.F.R 235 et. Seq., as of the date hereof (the “Durbin Amendment.”) [***]. Notwithstanding the foregoing, the Parties agree that if the definition of “small issuer” is modified or, if the Durbin Amendment is amended, supplemented, or replaced in such a manner that the “small issuer” exemption ceases to exist, the Parties shall confer in good faith to determine if Program modifications or potential amendments to the Addendum are required in order to ensure the Program remains commercially viable.
3.8    RTN and BIN issuance.
(a)    Within one (1) year following the Effective Date, Bank shall implement a dedicated, mutually agreed upon routing and transit number (“RTN”) for Client’s exclusive use. The Parties shall use commercially reasonable efforts to identify an RTN (i) not previously in use and (ii) not having any interoperability or acceptance issues. Bank agrees that it shall use commercially reasonable efforts to ensure that such RTN is operable within the Program.
(b)    Throughout the Term, Bank shall provide one or more dedicated and exclusive Debit Card BIN(s) and/ or BIN ranges to allow Debit Card issuance on behalf of the Program and its underlying Accounts, and shall issue Debit Cards attached to the Accounts in connection with the Program.
(c)    Recognizing that existing Accounts, as of the date of this Addendum, may be currently utilizing other, not dedicated, and non-exclusive bank routing numbers, Client may elect to continue to utilize such other bank routing numbers for such Accounts or to transition new and/or existing Accounts to the dedicated and exclusive routing number, at Client’s option.

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4.    CUSTOMER SERVICE
4.1    Customer Service. Client shall be responsible for customer service obligations in accordance with the requirements this section, any applicable Program Authorization Letter, and in accordance with the specified Service Levels.

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(a)    Client agrees that to the extent that it provides customer service directly, it shall: (i) provide a mechanism such that Bank may monitor Client’s customer service practices through remote call monitoring, (ii) provide Bank with reports of its customer service activities and service level performance in such frequency and format as may be reasonably required by Bank, (iii) have a quality assurance and monitoring program approved by the Bank which is appropriate for the scope of services being provided, (iv) provide [***] call center reporting, (v) conduct annual compliance training as approved by the Bank, and (vi) forward all oral dispute claims in accordance with Section 4.3 of this Addendum.
(b)    Client may contract with a Subcontractor to perform the customer service activities with Bank’s prior approval. At a minimum, any agreement with a third party call center Subcontractor shall provide that the Subcontractor: (i) is subject to the Bank’s initial and on-going Due Diligence standards, (ii) is subject to periodic audit and examination by the Bank, (iii) must adhere to the minimum Service Levels, (iv) must have a quality assurance and monitoring program appropriate for the scope of services being provided, (v) must conduct annual BSA/AML and Regulation E compliance training as approved by the Bank, (vi) must forward all oral dispute claims in accordance with Section 4.3 of this Addendum, (vii) must provide for remote call monitoring by the Client and/or the Bank, (viii) must provide [***] call center reporting, and (iv) is subject to termination without penalty for non-performance or breach of the agreement. Client acknowledges and agrees that no such engagement shall absolve Client of its obligations hereunder.
(c)    Client shall cooperate with Bank in the resolution of all Customer complaints in accordance with the Customer Complaint Guidelines, as amended by Bank from time to time. Client shall further cooperate with Bank in assessing and evaluating the frequency, nature or underlying causes for Customer complaints or inquiries through the evaluation of the applicable Program or Customer Disclosures, and shall promptly, at its sole cost and expense, resolve any practices or procedures resulting in a pattern of Customer complaints, and remediate any Customer harm caused by such practices or procedures, in each case to the satisfaction of the Bank.
4.2    Cancellation. Client acknowledges that Programs and individual Accounts are subject to cancellation at any time by Bank, in accordance with this Agreement, the Customer Disclosures or as required by Applicable Law, including but not limited to, where the Bank believes a Customer is using an Account or Card for fraudulent or illegal purposes or in any other way violates the Customer Agreement. Upon receipt of notice of termination of any Program or this Agreement for any reason, Client shall, at its sole expense: (i) if required by Bank, immediately return such cancelled Cards in its possession or under its control to Bank, and (ii) notify any other party or agent of Client, including any Subcontractors to return all such cancelled Cards in their possession to Bank, or (iii) provide written certification of destruction of any unused Cards,

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under dual control, by a third party approved by the Bank all in keeping with the Rules as set forth by the applicable Network as it pertains to the shipping and destruction of Cards.
4.3    Error Resolution. Client agrees that in the event it or any Subcontractor receives from a Consumer an oral or written notice of “error” as defined in Regulation E, Client will promptly respond to such inquiries in accordance with the terms of the Customer Agreement and Applicable

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Law. Client shall retain all error-related information and shall provide the same to Bank as it may reasonably request from time to time. To the extent Bank responds to any such errors, Client shall use reasonable efforts to cooperate with Bank in the reasonable resolution of any Customer-reported error, all in accordance with Applicable Law.
4.4    Negative Balances, Customer Fraud and Fraud Recovery. Client agrees that it shall be responsible for and liable to Bank for all negative balances and expenses associated with, and any direct or indirect losses incurred from, unauthorized transactions, chargebacks, force posted transactions, fraud, or Bank’s efforts at recovery under Applicable Law. The Parties shall cooperate fully with one another’s efforts and engage in any commercially reasonable efforts to locate and prosecute the perpetrator of any such unauthorized activity or fraud. The Party initiating such efforts shall bear the costs thereof.
4.5    Refunds. Client shall be responsible for any Customer refunds, including fee refunds, as may be deemed appropriate by Client, Bank, Regulatory Authority, or Applicable Law. Notwithstanding the foregoing, in the event that Client disputes any fee refunds as deemed appropriate by Bank, the Parties shall meet in good faith to resolve Client’s dispute.
5.    COMPLIANCE
5.1    Bank Secrecy Act Compliance. As part of its Compliance Program, upon execution of this Agreement, or in any case prior to the issuance of any Program Authorization Letter, Client shall implement and maintain a Bank approved anti-money laundering and anti-terrorism financing compliance program which is appropriate for the nature and scope of the Program, the activities of Client, and the obligations to be performed by Client hereunder. Any such program shall be developed in accordance with Applicable Law, including appropriate policies and procedures. If required by the nature of the Program, Client shall cooperate in implementing measures to verify the identity of or allow the Bank to verify the identity of all Customers and prospective Customers consistent with Applicable Law, including the development of an appropriate customer identification program as approved by Bank. In the event Client performs any identity verification functions, Client shall within three (3) business days of a request from Bank produce any documentation that was provided and relied upon in order to verify the identity of a Customer.
5.2    Approvals. Client shall obtain Bank’s prior written review and approval of any Financial Product or Services marketed to Customers if the new product utilizes Bank’s Marks or provides a mechanism for Customers to transfer funds to the Accounts, or if the product is otherwise packaged with or marketed in such a way that a Customer could reasonably conclude that such new product is related to or associated with a Program or any Account issued pursuant to this Addendum.

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5.3    Customer Agreements. Bank shall provide a template for Customer Agreements for a Program, and any modifications to such template shall be reviewed and approved by Bank.
5.4    Escheat. Bank shall facilitate escheatment reporting to the states as required by Applicable Law. Bank shall be responsible for compliance with state unclaimed property laws as they relate to funds in Accounts, provided Client and Processor provide accurate and timely reporting required

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by Bank to do so. Bank represents it has adequate reporting systems established to identify Accounts that would meet the criteria under the various state unclaimed property laws, and will facilitate the reporting and remittance of funds as required.
5.5    Money Service Business Compliance. Client further agrees that to the extent it desires to or is required to register as a money service business for any of its activities, it will be held to the Due Diligence standards required by Bank for money service businesses.
6.    TERM AND TERMINATION
6.1    Relation to Agreement. The Term of this Addendum shall be the same as the Agreement, and this Addendum will be automatically terminated upon the termination or expiration of the Agreement.
6.2    Client Account Transfer Option Upon the termination or expiration of this Addendum, Client shall have the right, exercisable by providing notice to Bank within [***] prior to the termination, to transfer all of the Accounts or Programs and direct their transfer to a successor qualified financial institution (the “Successor Bank”) (the “Account Transfer Option”). Client may only exercise the Account Transfer Option if Client is in compliance with all of its obligations under the Agreement. In the event Client exercises its Account Transfer Option, Client shall complete the purchase within [***] of the termination of the Agreement. Prior to the closing date, Client shall provide Bank with a detailed outline of its intentions in connection with the Programs, including the identity of the Successor Bank, the transition procedures for the transfer, and any other information reasonably requested by Bank. Client shall reimburse Bank for all expenses incurred by Bank in connection with the Account Transfer Option, including, but not limited to, any conversion costs or termination fees payable to any Subcontractor with respect to the Programs, Bank’s reasonable attorneys’ fees incurred in connection with the transfer, and all other out-of-pocket costs and expenses incurred by Bank in connection with the transfer of the Program with such expenses not to exceed [***]. Client shall ensure that all aspects of the transfer are accomplished in compliance with Applicable Law. Through the date of purchase and until closing, Client shall remain in compliance with all provisions of this Agreement, including the maintenance of the appropriate balances in any Program Account, and the timely payment of all other fees and sums called for under the applicable Addendum. Provided Client complies with the provisions of this subsection, Bank shall transfer the Account balances to the Successor Bank at closing. In connection with the transfer of such Account balances, Client shall pay Bank the fees as set forth in Exhibit A – Schedule 2 to the Agreement; provided, however, that Client may elect to discontinue the services described in this Section 6.2 upon [***] written notice to Bank and, upon the effectiveness of such notice, the obligations of Bank and Client under this Section 6.2 shall terminate.
(a)    In the event that Client exercises the Account Transfer Option, Bank may, in Client’s reasonable discretion:

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(i)    transfer all designated Account funds on deposit at Bank to the Successor Bank, which shall be effected at the par balance of the Accounts as of the date of transfer (i.e. on the closing date the Bank

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shall transfer to the Successor Bank an amount in immediately available funds equal to the balances of the Accounts being transferred);
(ii)    assign all of Bank’s rights, duties and obligations with respect to such Accounts, Account Agreements, Customer information, and Bank’s relationship with each Customer to such Successor Bank;
(iii)    make any and all regulatory filings necessary to effect the transition of its undertakings in connection with this Section 6.2 to such Successor Bank (excluding those filings and approvals required to be made by Successor Bank);
(iv)    make all filings and taking all other actions necessary for Bank to transfer the related dedicated and exclusive routing and transit number and BINs to such Successor Bank;
(v)    execute and deliver, if necessary or appropriate, an account transfer agreement containing terms and conditions generally consistent with banking industry practice for the transfer of accounts between institutions;
(vi)    execute such other documents as may reasonably be requested by Client, or necessary for Bank to perform its obligations under this Section 6.2;
(vii)    subject to the payment of fees set forth in Exhibit A – Schedule 2 to the Agreement, continue to receive recurring ACH credits to Accounts, forward such deposits to the Successor Bank, and provide the originator of such credit with a Notification of Change instructing such originator to change future instructions to reflect the new account at the Successor Bank (and Client shall provide Bank such information as Bank may reasonably require in order to perform such forwarding and notification services).
(viii)    subject to the payment of fees set forth in Exhibit A – Schedule 2 to the Agreement, if requested by Client, and provided Client has pre-funded all associated liabilities to Bank’s reasonable satisfaction, continuing to accept recurring ACH debits and providing the originators thereof with Notification of Change instructing such originator to change future instructions to reflect

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the new account at the Successor Bank (and Company shall, in such event, provide Bank with such information as Bank may reasonably require in order to perform such notification services),

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(b)    If Client exercises the Account Transfer Option, Client shall not issue any new Program collateral or other materials that contains the Bank’s Marks following transfer of the Accounts to the Successor Bank. Following transfer of the Accounts to Successor Bank, Client shall have limited, non-exclusive, royalty free license to continue to use Bank’s Marks on all existing Cards and Debit Cards until such existing Cards and Debit Cards expire or [***] following the transfer of the Accounts, whichever is sooner. For the avoidance of doubt, Client shall not issue any new cards with Bank Marks following the transfer of the Accounts. Bank shall cease use of any Program collateral or other materials that contain Client’s Marks following the transfer of the Accounts to Successor Bank.
6.3    Bank Retention or Termination. In the event (i) Client fails to provide effective notice of its intent to exercise the Account Transfer Option (ii) Client provides effective notice of its intent to exercise the Account Transfer Option, but Client fails to close its purchase of the Programs within [***] after termination of the Agreement or Addendum, or (iii) the Agreement is terminated by Bank for cause pursuant to Section 9.2 of the Agreement, Bank may at its sole discretion terminate the Programs, continue the same and retain the benefits thereof, or sell the Programs (and all rights and benefits thereof) to a successor company. Unless Bank elects to continue the Programs or sell the same to a third party, the Agreement shall continue in full force and effect until all Programs, Cards, and Accounts are terminated, but in no event exceeding [***] the termination of the Agreement, or a mutually agreed upon wind down period (the “Wind Down Period”). During said time, Bank shall be entitled to withhold and pay directly all Program expenses from Program Revenues including the costs of all necessary servicing and processing for the Programs. In such event, Bank shall have no further obligation to accept any new Customers. In the event Bank elects to continue the Programs or sell the same to a third party, Bank shall so notify Client, and Client’s rights in connection with the Programs originated under this Agreement shall thereafter be immediately terminated. In such event, however, Client shall remain liable for any obligations owed to Bank under the Agreement. Upon termination of the Agreement or this Addendum, and repayment in full of all obligations of Client owed to Bank, and Bank’s reasonable determination that no additional sums are likely to be owed by Client to Bank in connection with this Agreement, Bank shall return any remaining amounts owed to Client in the Program Accounts within [***]

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IN WITNESS WHEREOF, this Agreement is executed by the Parties’ authorized officers or representatives and shall be effective as of the date first above written.

Chime Financial, Inc.		The Bancorp Bank, N.A.

By:	/s/ Matthew Newcomb	By:	/s/ Ryan Harris

Name:	Matthew Newcomb	Name:	Ryan Harris

Title:	CFO	Title:	EVP, Head of Fintech Solutions

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EXHIBITS

Exhibit A	Account Features

Exhibit B	Program Authorization Letter

Exhibit C	Processing Services

Exhibit D	Service Level Agreement

Exhibit E	Required Reports

Exhibit F	Program Accounts and Funds Flow

Exhibit G	Customer Service and Complaint Resolution Guidelines

Exhibit H	SpotMe Feature

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EXHIBIT A
Account Features

Feature	Description

Dedicated Routing Number and Direct Debits	Receive ACH Credits, and ACH Debits to pay bills and other charges, using routing number and account number

Early Direct Deposit	Bank will forward ACH Credit transactions on the date that the ACH Credit transaction file is received by Bank, which in some cases may be in advance of the actual transaction settlement date.

Mobile Check Deposit	Take a photo of a check drawn on an account at a U.S. Federally Insured Depository Institution, and have it deposited into their Chime spending account

Checkbook	Have a check mailed to a recipient (individual or business) via the Chime app

Savings Account
Open interest-bearing account (Client and Bank to agree to pricing structure to support desired interest rates). The interest rate paid under any Savings Program will be determined as agreed upon by the Bank and Client (“Savings Interest Rate”).

Pay Friends
Transfer funds from a Chime Spending Account member to another Chime checking account holder at a U.S. Federally-Insured Depository Institution, in near real-time, even if the payee member’s account is housed in another bank (e.g., Stride)

Automatic Savings	Have Xo/o of direct deposit deposited into Savings account (amount set by member)

ACH Transfers	Move money to accounts at other U.S. Federally-Insured Depository Institutions

ATM withdrawals	Withdraw cash from MoneyPass, Allpoint, or PLUSAlliance ATM (subject to Bank-approved fee schedule), and from other ATMs (subject to Bank-approved fee schedule)

Cash Loads	Deposit cash into Chime member spending account by visiting an approved reload or cash deposit location

CONFIDENTIAL AND PROPRIETARY

Pay Non-Chime Friends	Pay friends who aren’t yet Chime member (friends retrieve money by creating a Chime account)

SpotMe	Product that allows direct deposit members to spend more than exists in their account by up to an amount agreed by the Parties in writing, and subject to Chime’s underwriting standards.

Other features may be added to the Accounts, as approved in writing by Bank and Client [***].
CONFIDENTIAL AND PROPRIETARY

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EXHIBIT A-1
SAVINGS ACCOUNT TERM SHEET
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- Exhibit Page 1 - Exhibit Page 1

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SCHEDULE B
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Private Label DDA Addendum
CONFIDENTIAL AND PROPRIETARY

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SCHEDULE C
Processing Services
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Private Label DDA Addendum
CONFIDENTIAL AND PROPRIETARY

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SCHEDULE D
Service Level Agreements
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SCHEDULE E
Required Reports
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SCHEDULE F
Program Accounts and Funds Flow
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SCHEDULE G
Customer Service and Complaint Resolution Guidelines
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SCHEDULE H
SpotMe Feature
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SECURED CREDIT CARD ADDENDUM TO
MASTER SERVICES AGREEMENT
This Secured Credit Card Addendum (“Addendum”) is made pursuant to the Master Services Agreement dated June 9, 2023, and effective as of July 1, 2023 (“Agreement”), between Chime Financial, Inc. (“Client”), whose principal office is located at 101 California, Suite 500, San Francisco CA 94111 and The Bancorp Bank, N.A. (“Bank”) a nationally chartered bank with its principal offices at 6100 S. Old Village Place, Sioux Falls, South Dakota 57108. Client and Bank are collectively referred to the “Parties” and are individually referred to as a “Party.” This Addendum is made in addition to and is not intended to replace or supersede any provisions of the Agreement. To the extent there is an inconsistency between this Addendum and the Agreement, this Addendum shall control only with respect to the offering of Programs.
1.    ADDITIONAL DEFINITIONS
As used in this Addendum, the following terms have the following meanings. All other terms have the meaning set forth in the Agreement.
(a)    “Accepted Servicing Practices” means, with respect to each Credit Builder Account, the servicing practices and procedures approved by Bank in writing that Client follows in the servicing and administration of, and in the same manner in which, and with the same care, skill, prudence and diligence with which Client services and administers accounts similar to the Credit Builder Accounts on behalf of itself and other Persons, together with any amendments or other modifications thereto made by Client from time to time; provided, however, that in all cases the account servicing practices must comply with the terms of Applicable Laws and the related Account Agreements; and be consistent with customary, reasonable and usual standards of practice for institutions that service accounts that are similar to the Credit Builder Accounts.
(b)    “Account Agreement” means the contract setting forth the terms and conditions applicable to a Credit Builder Account as between Bank and Customer, including all disclosures required by Applicable Law as well as the terms and conditions applicable to the Card issued in connection therewith.
(c)    “Applicant” means any Person who applies, through submitting an Application, to obtain a Credit Builder Account from Bank for consumer use purposes.
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(d)    “Application” means any request from an Applicant for a Credit Builder Account in the form required by Bank, as such may be amended, modified or changed in accordance with the terms of this Addendum.
(e)    “Card” means a Network-branded access device issued by Bank that may be used to access credit provided under a Credit Card Account and, if applicable, a Line of Credit Account.
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(f)    “Card Pack” means a retail or direct mail packet that includes a Card together with the Customer Disclosures and that is produced by or on behalf of Client for distribution to a Customer.
(g)    “Credit Builder Account” means a Credit Card Account, Line of Credit Account, and/or Secured Account.
(h)    “Credit Card Account” means an open-end, consumer-purpose loan account: (i) issued by Bank pursuant to a Program and documented by an Account Agreement; (ii) under which a Customer can access credit by using a Card; and (iii) the Customer’s repayment of such credit is collateralized by funds deposited by Customer in a Secured Account.
(i)    “Credit Underwriting Standards” means the minimum requirements, which may include [***], that Bank uses to approve or deny credit and to establish the applicable credit account. The current form of the Credit Underwriting Standards for the Credit Card Account and the Line of Credit Account are attached as Schedule A and may be amended from time to time in accordance with this Addendum. The Credit Underwriting Standards shall be approved by Bank in its sole reasonable discretion.
(j)    “Customer” means an Applicant who Bank approves for a Credit Builder Account and agrees to the Account Agreement, and/or any Person who is liable, jointly or severally, for amounts owing with respect to the related Credit Builder Account.
(k)    “Customer Complaint Guidelines” means the Customer Services and Complaint Resolution Guidelines set forth in Schedule G.
(l)    “Line of Credit Account” means a non-recourse open-end, line of credit account: (i) issued by Bank pursuant to a Program and documented by an Account Agreement; (ii) under which a Customer can access funds exceeding the total available credit on the Credit Card Account; and (iii) the Customer’s repayment of such credit is facilitated by deposits made to the Customer’s DDA.
(m)    “Distribution Channel” means a physical or electronic location or channel where Credit Builder Accounts are being marketed or distributed under this Agreement.
(n)    “Processing Services” means those services that are described in Schedule C to this Addendum, and which are necessary to establish a Program and process a Transaction in accordance with Applicable Law the Rules.
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(o)    “Program” means the marketing, evaluation, servicing, and maintenance of the Credit Builder Accounts to be offered by Bank to qualifying Applicants and pursuant to which Bank will extend credit thereunder pursuant to the terms of this Agreement. The phrase “Account Program” shall mean a unique Credit Builder
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Account marketing effort approved by Bank pursuant to a Program Authorization Letter.
(p)    “Program Authorization Letter” means a letter from Bank authorizing the development and launch of an Account Program, in the same or substantially form of Schedule B. Any Program Authorization Letter shall set forth the general parameters, features, any special terms under which the Account Program is authorized under. The Program Authorization Letter will also indicate whether any third-party model validation or fair lending analysis is required under Section 3 of the Agreement.
(q)    “Program Area” means the States in which the Program may be marketed.
(r)    “Program Guidelines” means the guidelines and policies under which Client will generally perform, on Bank’s behalf, the duties, responsibilities, and services set forth in this Agreement.
(s)    “Program Start Date” means upon issuance of the Program Authorization Letter the date on which the Parties agree that Client may begin to accept Applications from customers for Credit Builder Accounts, on behalf of Bank, whether from Applicants in all States or initially in a limited number of States.
(t)    “Regulation E” means the regulation set forth in the entirety of 12 CFR Part 1005, and which implements the Electronic Fund Transfer Act (15 U.S.C. 1693 et seq.).
(u)    “Regulation Z” means the regulations set forth in the entirety of 12 CFR Part 1026, and which implements the Truth in Lending Act (15 U.S.C. 1601 et seq.).
(v)    “Required Reports” means, in addition to the definition set forth in the Master Services Agreement, the reports listed in Schedule E.
(w)    “Secured Account” shall mean a Customer-owned, limited purpose, non-interest bearing deposit account issued by Bank, the deposits of which shall serve as collateral for any extension of credit provided to such Customer under a Credit Card Account, and whereby Customer grants Bank a security interest in such deposits.
(x)    “Service Interruption” means a non-scheduled interruption of System Availability (as set forth in Schedule D) that impairs a Customer’s ability to access Card or Credit Builder Account information or perform Transactions.
(y)    “Service Levels” mean the service level agreements set forth in Schedule D to the Agreement.
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(z)    “States” means any state in the United States of America and the District of Columbia.
2.    PROGRAM DESCRIPTION AND BANK RESPONSIBILITIES
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2.1    Program Description. The Parties agree that, in accordance with the Program Guidelines, the Program generally shall involve: Client marketing the Program, and Credit Builder Accounts, on behalf of Bank, to potential Applicants; Bank approving the Program and the Credit Underwriting Standards, accepting Applications and extending credit to Customers residing in the States, issuing Cards providing access to credit extended by Bank, issuing Secured Accounts to Customers and holding funds in such Secured Accounts to collateralize extensions of credit to Customers by Bank under the Credit Card Accounts, and issuing Line of Credit Accounts; and Client processing Applications and servicing and collecting on Credit Builder Accounts on behalf of Bank. The duties of the Parties in connection with the Program shall be as set forth in the terms of this Agreement.
2.2    Marketing. Client shall market Credit Builder Accounts to prospective Customers, subject to Applicable Law, and in accordance with this Addendum and any Program Authorization Letter. Client shall be responsible for all costs and expenses associated with the marketing of the Program.
2.3    Marketing Territory. The Program shall only be marketed in the Program Area. The Parties may mutually agree to decline to offer the Program in certain states related to legal or regulatory concerns (including, but not limited to, state licensing requirements). The Parties may also mutually agree to decline to offer the Program in certain States for reasons unrelated to legal or regulatory concerns, but such other reasons shall be evaluated by the Parties in good faith for compliance with Applicable Law.
2.4    Bank Issuance. Bank shall be the issuer of each of the Credit Builder Accounts and Cards, which each shall be issued in accordance with this Addendum and subject to Applicable Law, with the understanding that the Cards are, and shall at all times remain, the property of Bank. Nothing herein shall be interpreted to require Bank to establish a certain number of Credit Builder Accounts, or Cards, and Bank shall have the right to terminate marketing and issuance of new Credit Builder Accounts, and Cards at its discretion, but in no event without providing Client prior written notice of at least one hundred and eighty (180) days, or such shorter period of time as may be required by Applicable Law, Regulatory Authority, or Bank’s safety and soundness standards.
2.5    Customer Relationship. Client acknowledges that approval of an Application, the offering of a Credit Card Account or Line of Credit Account and the Bank’s extension of credit to any Customer, creates a creditor-borrower relationship between Bank and Customer, and not between Client and Customer. The creditor-borrower relationship between Bank and Customer shall involve, among other things, the establishment of Credit Builder and Secured Accounts and, if applicable, a Line of Credit Account, the extension of credit from time to time, issuance of a Card and the collection of payments from Customers. Nothing in this Addendum shall authorize or require Client to extend credit to an Applicant or Customer, and nothing herein shall obligate Bank to extend
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credit to an Applicant or Customer if Bank determines, in its reasonable judgment, that doing so would be an unsafe and unsound banking practice, or if an Applicant or Customer fails to qualify for an Account or Line of Credit Account (in the case of an Applicant) or an extension of credit (in the case of a Customer) under the Credit Underwriting Standards.
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2.6    Lending Commitment. Subject to the terms and conditions in this Addendum, from and after the Program Start Date and during the Term of this Addendum and any Wind-Down period, if applicable, Bank agrees to offer Credit Builder Accounts to those Applicants who qualify for credit under the Bank’s Credit Underwriting Standards, or as otherwise approved pursuant to Section 3 below, and who reside in the Program Area; and to extend credit to Customers under Account Agreements executed by Bank and Customer for all such Credit Builder Accounts. All Credit Builder Accounts established by Bank under this Agreement shall be originated by Bank using Client’s services described in this Agreement and any credit extended by Bank shall be solely accessed by the Card.
2.7    Secured Account. Bank shall issue a Secured Account to each Customer. Customer may deposit funds into the Secured Account to serve as collateral for extensions of credit by Bank to Customer under the Account. Notwithstanding anything in this Addendum, Bank shall have no obligation under this Addendum to extend credit to any Customer in amounts that exceed such Customer’s Secured Account balance and the credit available in the Line of Credit Account (if applicable).
2.8    Bank Authority to Make Loans: Bank hereby represents and warrants to Client that Bank is a U.S. nationally-chartered financial institution that has the authority to accept deposits, and is a FDIC-insured depository institution for the purposes of Section 521 of the Depository Institutions Deregulation and Monetary Control Act of 1980, 12 U.S.C. § 1831d, and has the full power and authority to make the extensions of credit contemplated by this Addendum to Customers in all States. Bank further represents and warrants that Bank’s operations relating to the Program and creation of Credit Builder Accounts, including Bank’s extensions of credit to Customers are in compliance with Applicable Law.
2.9    Bank Controls. Bank shall have implemented or shall implement such controls as Bank deems reasonably necessary to adequately control, monitor and supervise the operation of Bank’s obligations under the Program, including the funding of each Credit Builder Account (the “Bank Controls”). At the written request of Client, but not more than once annually, Bank shall confirm, in writing, to Company that Bank has implemented the Bank Controls.
2.10    Bank Program Management. Bank shall manage the Program in good faith, employing at least the same degree of care, skill and attention that Bank devotes to management of its other programs that are similar to Program.
3.    FINANCE MATERIALS
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3.1    Finance Materials. Bank shall have no obligations under this Addendum unless and until it has provided written approval of the following documents (collectively, the “Finance Materials”):
(a)    a description of the Program, including the terms and conditions of Credit Builder Accounts, including any interest rates and fees.
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(b)    the Credit Underwriting Standards.
(c)    forms(s) of electronic, paper and call center Applications (including required data fields, disclosures and, as applicable, electronic signature consent forms). Any Application shall identify Bank as the creditor of the Credit Builder Account and shall include such other names and marks as may be required by Bank.
(d)    forms of the Account Agreement. Any Account Agreement shall identify Bank as the creditor of the Credit Builder Account and shall include such other names and marks as may be required by Bank.
(e)    forms of other applicable finance disclosures, including privacy policies and privacy notice required by Applicable Law with respect to the Applications and/or Credit Builder Accounts.
3.2    Updates to Finance Materials. The Parties agree to work together in good faith to develop, and shall use the same process and procedures to prepare and approve Finance Materials for products added to the Program after the Program Start Date. Notwithstanding anything to the contrary in this Agreement, no change may be made to the Credit Underwriting Standards unless each such change has been approved by Bank in writing in accordance with this Addendum.
4.    CLIENT OBLIGATIONS
(a)    As service provider for Bank, Client shall process Applications from Applicants who desire to establish Credit Builder Accounts and shall determine whether the Applicants meet the eligibility criteria set forth in the Credit Underwriting Standards. Client shall not override the Credit Underwriting Standards, or otherwise deviate from the Credit Underwriting Standards, with respect to any Applications.
(b)    Client and Bank shall negotiate in good faith to agree prior to the Program Start Date on a method, including any related reporting procedures, for Bank to review Applications approved or declined by Company, including Company’s implementation of the Credit Underwriting Standards.
(c)    On behalf of Bank, Client shall respond to all inquiries from Applicants regarding the application process in accordance with the Accepted Servicing Practices. The Parties shall agree on mutually acceptable procedures with respect to Client providing adverse action notices to Applicants with regard to Applications that do not meet Credit Underwriting Standards criteria or are otherwise denied by Bank
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(and any adverse action notices shall be subject to Bank’s prior written approval); and Account Agreements to Applicants with regard to Applications that are approved by Bank. On Bank’s behalf, and pursuant to procedures mutually agreed to by the Parties, Client shall provide the foregoing services and deliver
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Applications, Account Agreements, adverse action notices and any other customer communications all at its own cost.
4.1    Account Servicing. On behalf of Bank, Client shall, acting alone or through Client’s Affiliates and/or Subcontractors approved by Bank in accordance with the Agreement and this Addendum, service and administer the Credit Builder Accounts pursuant to the Accepted Servicing Practices. Such servicing shall include, to the extent the Parties agree that such services are to be provided under the Program in accordance with the Accepted Servicing Practices, approval and/or denial of Applications pursuant to the Credit Underwriting Standards, performing customer identification services, preparation and delivering of Credit Builder Account statements, undertaking collections, providing customer service, crediting Credit Builder Accounts in respect of payments and adjustments, resolving customer disputes, reporting Credit Card Account activity to consumer reporting agencies and providing such other services as are ordinary and customary for a servicer of Credit Builder Accounts. Client shall service and administer each Credit Builder Account in accordance with the Accepted Servicing Practices for the benefit of Bank, and shall have full power and authority, acting alone or through its designee, to do any and all things in connection with such servicing and administration as limited by Accepted Servicing Practices. Client shall perform such servicing in compliance with Applicable Law. The Accepted Servicing Practices shall be subject to Bank’s prior written approval, and shall include (but not be limited to): policies and procedures to ensure the Credit Builder Account’s and Bank’s compliance with, to the extent applicable, Regulation Z (Truth in Lending Act), Regulation B (Equal Credit Opportunity Act), Regulation E (Electronic Fund Transfer Act), the Fair Credit Reporting Act (and its accompanying Regulation V), the Fair Debt Collection Practices Act (and its accompanying Regulation F) (and similarly applicable state laws), UDAAP, the Military Lending Act (MLA), the Servicemembers Civil Relief Act (SCRA), the Bank Secrecy Act, the Electronic Signatures in Global and National Commerce Act (E-SIGN) and applicable fair lending standards.
Client shall obtain and maintain all licenses (including, but not limited to, loan servicing licenses, loan broker licenses and debt collection licenses) that Client reasonably determines are necessary under Applicable Law (based on the advice of counsel) for Client to perform its obligations under this Agreement.
4.2    Customer Service.
(a)    Client shall be responsible for providing customer service, whether by Client or through an approved Subcontractor, in connection with the Program, which shall be provided in accordance with the Agreement, this Addendum and the Service Levels. Client specifically acknowledges and agrees that all customer service
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provided to Applicants and Customers in connection with the Program shall comply with Applicable Law, including but not limited to Section 5 of the Federal Trade Commission Act and BSA/AML, Truth in Lending Act, Equal Credit Opportunity Act, Fair Credit Reporting Act, Fair Debt Collection Practices Act, Gramm-Leach-
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Bliley Act, UDAAP, Servicemembers Civil Relief Act, Military Lending Act, and any regulations thereunder, as may be applicable.
(b)    In the event that Client (or its Bank-approved Subcontractor) receives a complaint in any form from an Applicant, Customer, or non-Customer in connection with the Program, and such complaint is addressed to Client, then Client shall resolve all such complaints pursuant to the Customer Complaint Guidelines set forth in Schedule G. Client may propose specific exceptions from the Customer Complaint Guidelines, which the Bank shall consider in good-faith. Bank may approve or decline any such proposed exceptions in its sole reasonable discretion, and Bank’s decision shall be communicated to Client in writing. In the event that Client (or its Bank-approved subcontractor) receives a complaint in any form from an Applicant, Customer or non-Customer, and such complaint is addressed to Bank, then Client shall promptly forward such complaint to Bank for Bank’s handling and response. Each Party shall provide reasonable cooperation to the other Party in the resolution of all Customer and non-Customer complaints received in connection with the Program, including, but not limited to, in assessing and evaluating the frequency, nature or underlying causes for any complaints or inquiries received from Applicants, Customers and non-Customers.
(c)    Client agrees that in the event that Client (or its Bank-approved subcontractor) receives an oral or written dispute from an Applicant or Customer regarding an Application or Credit Builder Account (including, but not limited to, claims related to identity theft, unauthorized use, a Customer’s assertion against Bank of any claims and defenses arising out of a Card transaction that such Customer may have against a merchant (as set forth in 12 CFR 1026.12(c)), or a Customer’s assertion of a “billing error” (as defined in 12 CFR 1026.13), Client shall resolve such dispute in accordance with Applicable Law (including, but not limited to, Regulation Z) and the Customer Complaint Guidelines. Client shall retain all dispute-related information and shall provide the same to Bank as it may reasonably request from time to time. To the extent that Bank responds to any such dispute, Client shall use reasonable efforts to cooperate with Bank in the reasonable resolution of any disputes, all in accordance with Applicable Law.
(d)    To the extent that Regulation E is applicable to the Secured Account, Client agrees that in the event it or any Subcontractor receives from a Customer an oral or written notice of “error” (as defined in Regulation E) in connection with the Secured Account, Client will promptly respond to such inquiries in accordance with the terms of the Account Agreement and Applicable Law. Client shall retain all error-related information and shall provide the same to Bank as it may reasonably request from time to time. To the extent Bank responds to any such
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errors, Client shall use reasonable efforts to cooperate with Bank in the reasonable resolution of any Customer-reported error, all in accordance with Applicable Law.
4.3    Credit Reporting. Client agrees to accurately furnish certain information regarding Applicants or Credit Card Accounts to Consumer Reporting Agencies (as that term is
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defined by the Fair Credit Reporting Act) (“CRA’s”) on behalf of Bank, with such CRA’s approved in writing by Bank. Client shall promptly respond to Applicant or Borrower disputes of Application or Credit Card Account information furnished by Client to CRA’s, which are received either from a CRA or from an Applicant or Customer directly, in accordance with Applicable Law (including, but not limited to, the Fair Credit Reporting Act). In the event that such dispute identifies any errors associated with the information furnished by Client to CRA’s regarding an Application or Credit Card Account, Client shall promptly correct such error with the CRA’s in accordance with Applicable Law. Between Client and Bank, Client shall be responsible for establishing a contractual relationship with each of the CRA’s to which Application or Credit Card Account information shall be furnished by Client. Client’s policies and procedures governing the furnishing of Application or Credit Card Account information to CRA’s, and the processing of disputes related to such furnishing of Application or Credit Card Account information to CRA’s, shall be subject to Bank’s prior written approval.
4.4    Debt Collection. Client and its Affiliates and/or third-party service providers shall be responsible for all obligations related to performing collections activity on past due Credit Card Accounts. Such debt collection activity shall be conducted in accordance with Applicable Law, and Client’s policies and procedures under which it will conduct such debt collection activity shall be subject to Bank’s prior written approval.
4.5    Processing Services. Unless otherwise agreed or amended by the provisions of any Program Authorization Letter, Client shall ensure that the Processing Services are provided in accordance with the minimum Service Levels. Client shall contract with a Processor approved in writing by Bank (through a “Processor Agreement”) for purposes of providing Processing Services. Such Processor Agreement shall specifically provide that Bank, Client and Processor shall enter into a tri-party agreement whereby Bank shall be entitled to rely upon and enforce as a third party beneficiary the provisions of the Processing Agreement in the event of a breach of this Agreement by Client. The Processor Agreement shall entitle Bank to directly receive all Customer data and those reports provided by Processor to Client as well as any additional reports that the Bank may reasonably request from time to time. In no event may Client materially alter, change, amend, or otherwise terminate any contractual relationship with Processor without the consent of Bank. Any and all Processor Agreements shall include a service level agreement requiring that the Processing Services be provided in a professional manner in accordance with industry standards and, further, providing for appropriate monitoring, [***] reporting, and penalties for performance outside of parameters specified by Bank. Notwithstanding the foregoing, pursuant to Section 3.8 of the Agreement, Client may directly perform any Processing Services related to this Addendum, subject to Bank’s prior written approval. In the event that Client directly performs such Processing Services, the Parties shall negotiate in good faith any additional
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agreement required to facilitate such Processing Services, prior to Client commencing such services directly.
4.6    Processor System Service Interruptions. In the event that Processor experiences any Service Interruption, Client shall inform Bank of such Service Interruption within twenty-
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four hours of Client’s discovery. Client shall make commercially reasonable efforts to resolve the Service Interruption as promptly as possible, in addition to taking all reasonable actions to remediate the root cause of the Service Interruption, and will provide Bank with bi-hourly updates until the Service Interruption is resolved. Client shall perform a root cause analysis of the Service Interruption and provide Bank a report detailing the root cause analysis and the actions taken by Client to resolve the Service Interruption within [***] of resolving the Service Interruption. Bank reserves the right to perform an audit of the Service Interruption, Client’s resolution and remediation of the root cause of the Service Interruption, and Client’s communication with Bank throughout the Service Interruption, which shall not be subject to the audit frequency limitations of Section 3.10(c) of the Agreement. Failure to adhere to any of the requirements in this Section 4.6 shall be subject to termination of the Agreement or this Addendum by Bank.
4.7    No Extensions of Credit Exceeding Secured Account Balance. Client or Processor shall not authorize any Card transaction for any Customer which would result in Customer’s Credit Card Account balance (including, but not limited to, Bank’s aggregate outstanding extensions of credit to Customer under the Program, accrued finance charges, accrued penalty fees and/or any other accrued Credit Card Account fees) to exceed the deposit amount in such Customer’s Secured Account and, as applicable, the available credit in the Line of Credit Account.
4.8    Application Fraud. Client agrees that it shall be responsible for, and liable to Bank, for all losses arising out of any fraudulent Application, up to and including the full amount of any credit extended by Bank in connection such fraudulent Application. Client further agrees that it shall be responsible for, and liable to Bank, for claims from a consumer related to any fraudulent Application submitted on their behalf, except to the extent such claim arise out of Bank’s (i) error or omission, gross negligence, willful misconduct or bad faith, or (ii) the failure of Bank to comply with, or to perform its obligations under, this Agreement.
4.9    Negative Balances, Customer Fraud and Fraud Recovery. Client agrees that it shall be responsible for and liable to Bank for all negative balances and expenses associated with, and any direct or indirect losses incurred from, unauthorized transactions, chargebacks, force posted transactions, fraud, or Bank’s efforts at recovery under Applicable Law in connection with a Credit Builder Account or Card. The Parties shall cooperate fully with one another’s efforts and engage in any commercially reasonable efforts to locate and prosecute the perpetrator of any such unauthorized activity or fraud. The Party initiating such efforts shall bear the costs thereof.
5.    DISTRIBUTION OF CARDS AND CUSTOMER DISCLOSURES
5.1    Card Production: Client shall be responsible for, including all expenses associated with, the manufacturing and printing of all Cards and the applicable Customer Disclosures as
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approved by Bank from time to time. All such Cards and Customer Disclosures shall comply with Applicable Law and identify Bank as issuer. Any design for Cards and Customer Disclosures shall be subject to Bank’s prior approval, which shall not be unreasonably withheld or delayed.
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5.2    Card Distribution. Client shall be responsible for the distribution of Cards (or Card Packs) and Customer Disclosures, as may be described in any Program Authorization Letter. Client shall ensure that any and all Cards are handled, shipped and distributed in accordance with Applicable Law. Client agrees that it shall implement any and all inventory management controls required by Applicable Law for any and all Cards that are maintained in its possession or in the possession of any Subcontractor. Client agrees that it will send inventory reports as may be requested by the Bank from time to time.
5.3    Card Activation. Cards may be activated by Customers by: (i) calling an interactive voice response unit (“IVRU”), (ii) accessing a webpage, or (iii) as otherwise described and approved in the applicable Program Authorization Letter.
5.4    Modifications. In the event that Bank, in its sole discretion, determines that the Customer Disclosures do not comply with any Applicable Law, Client shall immediately cease delivery of such Customer Disclosures as directed by Bank. The Parties shall reasonably cooperate with one another to promptly include any amended Customer Disclosures in Card Packs, including replacing any Card Packs or printed materials with amended Customer Disclosures. Unless otherwise agreed, all costs and expenses associated therewith shall be borne solely by Client.
6.    PROGRAM ACCOUNTING AND FLOW OF FUNDS
    Program Accounting and Flow of Funds. All accounting processes and flow of funds shall be as further set forth in Schedule F, or as set forth in applicable Schedules to the applicable Program Authorization Letter, and shall include, but not be limited to, delivery of Customer payments to Bank, timing of charge-off for past due Credit Card Accounts and Line of Credit Accounts, the establishment of a Client-funded reserve account at Bank and payment of charged-off Credit Card Accounts and Line of Credit Accounts by Client to Bank.
7.    CLIENT REPRESENTATION AND WARRANTIES
7.1.    Client hereby represents and warrants to Bank as of each extension of credit by Bank under this Addendum:
(a)    For each related Credit Builder Account: to the best of Client’s knowledge, all information in the related Application is true and correct; all required disclosures to Applicants and Customers have been delivered in compliance with Applicable Law; and assuming the due authorization, execution and delivery thereof by each Customer, the Account Agreement and any other Credit Builder Account documents are genuine and legally binding and enforceable, conform to the
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requirements of the Program and were prepared in conformity with Client’s policies and Applicable Law, with all required disclosures to Customers delivered in compliance with Applicable Law.
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(b)    For each Credit Builder Account: Client’s services with respect to such Credit Builder Account were performed in compliance with the Credit Underwriting Standards; Client used the form of Application (as amended from time to time in accordance with Section 3) approved by Bank; and such Credit Builder Account is evidenced by an Account Agreement that is in the form approved in accordance with Section 3.
(c)    Each approved Customer is eligible for the applicable Credit Builder Account under the applicable Credit Underwriting Standards; or has otherwise been approved for a Credit Builder Account by Bank.
(d)    In the event that Client provides to Bank any information regarding an Applicant or Customer that is not an existing customer of Bank (including, but not limited to, customers of other Client financial institution partners), Client hereby represents and warrants to Bank that such information: (i) is materially accurate to Client’s knowledge; (ii) Client has the requisite authority under Applicable Law and its agreements with such other financial institution partners to share such information with Bank; and (iii) Bank, under Applicable Law and Client’s agreements with such other financial institution partners, is authorized use such information for the purposes of fulfilling Bank’s obligations under Applicable Law and this Addendum.
8.    GENERAL PROGRAM PROVISIONS
8.1.    Secured Account Funding.
i    Funding Mechanisms. All Networks and mechanisms for funding Secured Accounts and Program Accounts will be as set forth in this Addendum or the applicable Program Authorization Letter, and/or Schedule F. No funding mechanism may be utilized or altered unless approved by Bank in writing.
8.2.    Compensation. Bank shall collect all program revenues generated by the Program, and Bank shall pay Client the compensation set forth in Exhibit A to the Agreement as consideration for Client’s servicing of the Program.
8.3.    Required Reports. Client shall make available to Bank upon request all Required Reports reasonably requested by Bank.
8.4.    Escheat. To the extent required by Applicable Law, Bank shall facilitate and shall be responsible for compliance with state unclaimed property laws as they relate to the Credit
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Builder Accounts, provided Client and Processor provide accurate and timely reporting required by Bank to do so. Bank represents it has adequate reporting systems established to identify Credit Builder Accounts that would meet the criteria under the various state unclaimed property laws, and will facilitate the reporting and remittance of funds as required.
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9.    TERM AND TERMINATION
9.1.    Relation to Agreement. The Term of this Addendum shall be the same as the Agreement, and this Addendum will be automatically terminated upon the termination or expiration of the Agreement.
9.2.    Client Account Transfer Option. Upon the termination or expiration of this Addendum, Client shall have the right, exercisable by providing notice to Bank within [***] prior to the termination, to transfer all of the Credit Builder Accounts or Programs and direct their transfer to a successor qualified financial institution (the “Successor Bank”) (the “Account Transfer Option”). Client may only exercise the Account Transfer Option if Client is in compliance with all of its obligations under the Agreement. In the event Client exercises its Account Transfer Option, Client shall complete the purchase within [***] of the termination of the Agreement. Prior to the closing date, Client shall provide Bank with a detailed outline of its intentions in connection with the Programs, including the identity of the Successor Bank, the transition procedures for the transfer, and any other information reasonably requested by Bank. Client shall reimburse Bank for all expenses incurred by Bank in connection with the Account Transfer Option, including, but not limited to, any conversion costs or termination fees payable to any Subcontractor with respect to the Programs, Bank’s reasonable attorneys’ fees incurred in connection with the transfer, and all other out-of-pocket costs and expenses incurred by Bank in connection with the transfer of the Program with such expenses not to exceed [***]. Client shall ensure that all aspects of the transfer are accomplished in compliance with Applicable Law. Through the date of purchase and until closing, Client shall remain in compliance with all provisions of this Agreement, including the maintenance of the appropriate balances in any Program Account, and the timely payment of all other fees and sums called for under the applicable Addendum. Provided Client complies with the provisions of this subsection, Bank shall transfer the Credit Builder Account balances to the Successor Bank at closing. In connection with the transfer of such Credit Builder Account balances, Client shall pay Bank the fees as set forth in Exhibit A – Schedule 2 to the Agreement; provided, however, that Client may elect to discontinue the services described in this Section 9.2 upon [***] written notice to Bank and, upon the effectiveness of such notice, the obligations of Bank and Client under this Section 9.2 shall terminate.
(a)    In the event that Client exercises the Account Transfer Option, Bank may, in Client’s reasonable discretion:
(i)    transfer all designated Credit Builder Account funds on deposit at Bank to the Successor Bank, which shall be effected at the par balance of the
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Credit Builder Accounts as of the date of transfer (i.e. on the closing date the Bank shall transfer to the Successor Bank an amount in immediately available funds equal to the balances of the Credit Builder Accounts being transferred).
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(ii)    assign all of Bank’s rights, duties and obligations with respect to such Credit Builder Accounts, Account Agreements, Customer information, and Bank’s relationship with each Customer to such Successor Bank.
(iii)    make any and all regulatory filings necessary to effect the transition of its undertakings in connection with this Section 9.2 to such Successor Bank (excluding those filings and approvals required to be made by Successor Bank).
(iv)    make all filings and taking all other actions necessary for Bank to transfer the related dedicated and exclusive routing and transit number and BINs to such Successor Bank.
(v)    execute and deliver, if necessary or appropriate, an account transfer agreement containing terms and conditions generally consistent with banking industry practice for the transfer of accounts between institutions.
(vi)    execute such other documents as may reasonably be requested by Client, or necessary for Bank to perform its obligations under this Section 9.2.
(vii)    subject to the payment of fees set forth in Exhibit A – Schedule 2 to the Agreement, continue to receive recurring ACH credits to Credit Builder Accounts, forward such deposits to the Successor Bank, and provide the originator of such credit with a Notification of Change instructing such originator to change future instructions to reflect the new account at the Successor Bank (and Client shall provide Bank such information as Bank may reasonably require in order to perform such forwarding and notification services).
(viii)    subject to the payment of fees set forth in Exhibit A – Schedule 2 to the Agreement, if requested by Client, and provided Client has pre-funded all associated liabilities to Bank’s reasonable satisfaction, continuing to accept recurring ACH debits and providing the originators thereof with Notification of Change instructing such originator to change future instructions to reflect the new account at the Successor Bank (and Company shall, in such event, provide Bank with such information as Bank may reasonably require in order to perform such notification services).
(b)    If Client exercises the Account Transfer Option, Client shall not issue any new Program collateral or other materials that contains the Bank’s Marks following transfer of the Credit Builder Accounts to the Successor Bank. Following transfer of the Credit Builder Accounts to Successor Bank, Client shall have limited, non-exclusive, royalty free license to continue to use Bank’s Marks on all existing
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Cards until such existing Cards expire or [***] following the transfer of the Credit Builder Accounts, whichever is sooner. For the avoidance of doubt, Client shall not issue any new cards with Bank Marks following the transfer of the Credit Builder
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Accounts. Bank shall cease use of any Program collateral or other materials that contain Client’s Marks following the transfer of the Credit Builder Accounts to Successor Bank.
9.3.    Bank Retention or Termination. In the event (i) Client fails to provide effective notice of its intent to exercise the Account Transfer Option, (ii) Client provides effective notice of its intent to exercise the Account Transfer Option, but Client fails to close its purchase of the Programs within [***] after termination of the Agreement or Addendum, or (iii) the Agreement is terminated by Bank for cause pursuant to Section 9.2 of the Agreement, Bank may at its sole discretion terminate the Programs, continue the same and retain the benefits thereof, or sell the Programs (and all rights and benefits thereof) to a successor company. Unless Bank elects to continue the Programs or sell the same to a third party, the Agreement shall continue in full force and effect until all Programs, Cards, and Credit Builder Accounts are terminated, but in no event exceeding [***] from the termination of the Agreement, or a mutually agreed upon wind down period (the “Wind Down Period”). During said time, Bank shall be entitled to withhold and pay directly all Program expenses from Program Revenues including the costs of all necessary servicing and processing for the Programs. In such event, Bank shall have no further obligation to accept any new Customers. In the event Bank elects to continue the Programs or sell the same to a third party, Bank shall so notify Client, and Client’s rights in connection with the Programs originated under this Agreement shall thereafter be immediately terminated. In such event, however, Client shall remain liable for any obligations owed to Bank under the Agreement. Upon termination of the Agreement or this Addendum, and repayment in full of all obligations of Client owed to Bank, and Bank’s reasonable determination that no additional sums are likely to be owed by Client to Bank in connection with this Agreement, Bank shall return any remaining amounts owed to Client in the Program Accounts within [***].
[Signature pages to follow]
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EXECUTION COPY
IN WITNESS WHEREOF, the Parties have caused this Addendum to be executed by their duly authorized officers as of December 6, 2023.

BANK:

THE BANCORP BANK, N.A.

By:	/s/ Ryan Harris
Name:	Ryan Harris
Title:	EVP, Head of Fintech Solutions

CLIENT:

CHIME FINANCIAL, INC.

By:	/s/ Aaron Plante
Name:	Aaron Plante
Title:	VP Banking
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EXECUTION COPY
SCHEDULE A
CREDIT UNDERWRITING STANDARDS
[***]
31

EXECUTION COPY
Exhibit A
Base Credit Builder Eligibility & Line Management Criteria
[***]
32

EXECUTION COPY
Appendix A
SpotMe on Credit Builder
[***]
33

EXECUTION COPY
Exhibit B
SMLoC Eligibility & Line Assignment
[***]
34

EXECUTION COPY
SCHEDULE B
[***]
35

EXECUTION COPY
SCHEDULE C
Processing Services
[***]
36

SCHEDULE D
Service Level Agreements
[***]
37

SCHEDULE E
Required Reports
[***]
38

SCHEDULE F
Program Accounting and Funds Flow
[***]
39

SCHEDULE G
Customer Service and Complaint Resolution Guidelines
[***]
40

FIRST AMENDMENT TO THE MASTER SERVICES AGREEMENT
This First Amendment (“First Amendment”) to the Master Services Agreement dated June 9, 2023, effective as of July 1, 2023 (the “Agreement”), is made and entered into on January 6, 2025 (the “First Amendment Effective Date”), and is made by and between Chime Financial, Inc. (the “Client”) whose principal office is located at 101 California, #500, San Francisco CA 94111 and The Bancorp Bank, N.A. (the “Bank”) a nationally chartered bank with its principal offices at 345 N Reid Pl, Sioux Falls, 57103. Client and Bank are collectively referred to the “Parties” and are individually referred to as a “Party.”
RECITALS
WHEREAS, Client and Bank entered into the Agreement as of July 1, 2023.
WHEREAS, the Parties wish to amend the Agreement in accordance with the terms and conditions set forth in this First Amendment to the Agreement.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto, intending to be legally bound, agree as follows:
1.Section 1 of the Agreement is hereby amended by adding the following definitions:
“Advanced Stride ACH Funds” means the amount of funds Bank has transferred to Stride Bank, N.A. in connection with a Customer’s Secured Deposit Account (i.e. Credit Builder Account) held at Stride Bank, N.A., where such funds have been made available by Bank to Customer pursuant to an early ACH transaction, but for which Bank has not yet received settlement from ACH.
“Bank-Funded Overdrafts and Non-Interest-Bearing Liquidity Extensions” means the balances held on Bank’s balance sheet related to the Asset Based Programs.
“Chime Capital MSA” means the Master Services Agreement dated June 9, 2023, and effective as of July 1, 2023, executed between Bank and Chime Capital, LLC, as may be amended from time to time.
“Non-Cash Secured Assets” means assets that are not originated under the Secured Credit Addendum to the Agreement.
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“Projected Stressed Loss Liquidity Event” shall be defined as follows:
(i)  from the First Amendment Effective Date until [***], Stressed Loss Liquidity Event shall mean: if [***] of expected losses for Liquidity Products (as defined below) for [***] on assets originated under the Asset Based Programs less expected product revenue and recoveries over [***] are greater than the sum of Client’s unencumbered assets held at the Bank outlined in Exhibit A - Schedule 8: Unencumbered Asset Calculation and [***] of the sum of Client’s cash and marketable securities, as reported on Client-provided financial statements. For purposes of this defined term, “Liquidity Products” means the following Bank-funded products: Instant Loans, MyPay, SpotMe, and non-SpotMe Negative Balances, in addition to Purchased MyPay Program Receivables; and,
(ii) from [***] and thereafter, Stressed Loss Liquidity Event shall mean if [***] of expected losses for Liquidity Products (as defined below) for [***] on a rolling basis on assets originated under the Asset Based Programs, less expected product revenue and recoveries over [***] are greater than the sum of Client’s unencumbered assets held at the Bank outlined in Exhibit A - Schedule 8: Unencumbered Asset Calculation and [***] of the sum of Client’s cash and marketable securities, as reported on Client-provided financial statements. For purposes of this defined term, “Liquidity Products” means the following Bank-funded products: Instant Loans, MyPay, SpotMe, and non-SpotMe Negative Balances, in addition to Purchased MyPay Program Receivables.”
“Purchased MyPay Program Receivables” means MyPay program receivables purchased by Bank from Client’s other partner banks.
“Unfunded Credit Builder Transfer” means, for the time period the Advanced Stride ACH Funds remain unsettled with Bank, the difference between the amount of settled funds that a Customer holds in their Bank-issued demand deposit account and the Advanced Stride ACH Funds; provided, however, that a Unfunded Credit Builder Transfer shall only be applicable if the amount of the Advanced Stride ACH Funds is greater than the amount of funds in such Customer’s DDA at the time of such transfer. For clarity, the applicable transaction codes for ‘Unfunded Credit Builder Transfers’ are listed in the ‘Notes’ column of the ‘Unfunded Credit Builder Transfer’ row in Exhibit A - Schedule 2: ACH Processing Fees.
“Unfunded Credit Builder Transfer Fee” shall be calculated as, [***].
2.Section 2.10 (a) of the Agreement is hereby deleted in its entirety and in lieu thereof, is replaced with the following:
“(a) Asset Based Program Thresholds. Subject to the terms and conditions in this Agreement, from and after the First Amendment Effective Date and during the Term of this Agreement, any Renewal Term, and any Wind-Down Period, if applicable, Bank agrees that it shall originate and
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hold Accounts originated under any Asset Based Program on its balance sheet, including on an aggregated basis all Client Affiliates’ Asset Based Programs, not to exceed on an aggregated basis (and measured on the last day of a calendar quarter) two hundred percent (200%) of Bank’s Tier 1 Capital, with Non-Cash Secured Assets not to exceed on an aggregate basis (and measured on the last day of a calendar quarter) one hundred twenty five percent (125%) of Bank’s Tier 1 Capital (the “Asset Based Program Threshold Limit”). Bank shall provide Client, on a quarterly basis, a good faith [***] Tier 1 Capital forecast (the “Tier 1 Forecast”); provided, that the Tier 1 Forecast period shall be within the same forecast period as the Program Volume Forecast provided to Bank by Client. For the avoidance of doubt, Purchased MyPay Program Receivables, shall be included in the Asset Based Program Threshold Limit. For the further avoidance of doubt, the Asset Based Program Threshold Limit set forth in this Section 2.10(a) shall include any Asset Based Program Threshold Limit set forth in the Chime Capital MSA, and Client (on behalf of itself and its wholly-owned subsidiary Chime Capital, LLC) acknowledges that any Asset Based Program Threshold Limit set forth in the Chime Capital MSA shall not be interpreted to be in addition to the Asset Based Program Threshold Limit set forth in this Section 2.10(a). The Parties acknowledge and agree that, within [***] of First Amendment Effective Date, the Parties will work together in good faith to identify and develop a mutually agreed upon plan to build capital market outlets for loans and other non-credit liquidity products originated by Bank under an Asset Based Program, including but not limited to, asset sales and asset-backed securitizations. The Parties agree to restructure pricing and product terms for products distributed through such capital market outlets as necessary to reflect market rate structure, and such that products qualify for appropriate true-lender and true-sale accounting treatment. For the avoidance of doubt, no Accounts originated under an Asset Based Program shall be sold, securitized, or otherwise transfer or change economic ownership except and until as may be provided under this Agreement or as otherwise agreed in writing by Bank and Client, and subject to any terms and conditions set forth therein.
3.The Parties acknowledge that Section 2 of this First Amendment is subject to approval by Bank’s Board of Directors, and Section 2 of this First Amendment shall not be effective until such approval.
4.Section 2.10 (c) of the Agreement is amended by adding the following sentence at the end of the paragraph:
“Notwithstanding anything to the contrary herein, the Asset Based Program Threshold Limit may be increased at any time during the Term of this Agreement by mutual written agreement of the Parties.”
5.Section 3.20 of the Agreement is hereby deleted in its entirety and in lieu thereof, is replaced with the following:
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“3.20 Program Volume Forecasts. Beginning on the First Amendment Effective Date, Client shall provide Bank, on a quarterly basis, a reasonable, good faith [***] forecast, of projected Program volumes for such following [***] period (a “Program Volume Forecast”). Client shall provide each Program Volume Forecast to Bank no later than the last business day of the second month of each quarter (i.e., February, May, August, November). Bank shall review the applicable Program Volume Forecast, and provide written notice to Client of Bank’s acceptance of, or request for changes to, the Program volumes set forth in the applicable Program Volume Forecast no later than the last business day of each quarter. If Bank notifies Client of its acceptance of an applicable Program Volume Forecast, Bank shall commit to originate the Program volumes set forth in such Program Volume Forecast for the [***] following such Program Volume Forecast (“Program Volume Commitment”). Bank shall have the responsibility to ensure that any Program Volume Commitment does not violate Bank’s approved Asset Based Program Threshold Limit. Notwithstanding anything in this Agreement, Bank may modify the Program Volume Commitment to the extent required by any Regulatory Authority, and in such event, Bank shall notify Client of such modification in writing as soon as commercially practicable upon receiving such Regulatory Authority requirement. Client shall use commercially reasonable efforts to market the Programs to achieve the Program Volume Forecast. In the event a Projected Stressed Loss Liquidity Event is projected to occur, Bank reserves the right to limit Bank’s asset originations solely during the month, and any subsequent following months, in which such Projected Stressed Loss Liquidity Event is projected to occur, until such Projected Stressed Loss Liquidity Event has been rectified. Client shall take all necessary actions to comply with such limitations. Based upon the Program Volume Forecast, Bank shall provide to Client no less than [***] prior written notice of any reasonably anticipated constraints in its ability to fulfill such Program Volume Forecast. Should Bank become unable to support Program volumes as set forth in a Program Volume Forecast, the Parties agree to use commercially reasonable efforts to resolve such inability. Client shall not, without providing Bank with notice at least [***] in advance, take any steps that would deliberately decrease the asset originations expected under the Program Volume Forecast. Without limiting the foregoing, should Client become unable to meet the Program Volume Forecast due to a request, direction or any other action by any Regulatory Authority or as may be required to comply by Applicable Law, the Parties agree to use commercially reasonable efforts to resolve such inability and such inability shall not be considered a breach hereunder.”
6.Section 3 of the Agreement is amended by adding the following subsection 3.21:
“3.21 Financial Reporting Meetings. Beginning on the First Amendment Effective Date, Client shall, on a quarterly basis, meet with Bank and any of its committees to review and discuss information related to Bank’s balance sheet management strategy, the Program Volume Forecast
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and other general financial metrics related to the Program. The Bank shall cause at least two voting members of Bank’s Asset-Liability Committee to be present at such meetings.”
7.Section 7 of the Agreement is hereby amended by adding the following subsection 7(h):
“7(h) In connection with Bank and Client’s [***] relationship with [***]:
(i)  Bank and Client shall work in good faith to amend the [***] (as amended, the “Amended Client [***] Agreement”) to reflect the updated pricing agreed to by the Parties as documented in the [***] dated [***]. The updated pricing in the Amended Client [***] Agreement shall be applied retroactively to the earlier of: (i) the effective date of the Amended Client [***] Agreement, or (ii) the First Amendment Effective Date.
(ii) Bank shall provide Client with[***] prior written notice of Bank’s [***] agreement with [***] expiring (the “[***] Negotiation Period”). During the [***] Negotiation Period, Bank and Client shall jointly negotiate new pricing terms for Client-related services with [***]. For the avoidance of doubt, during the [***] Negotiation Period, Client may negotiate such new pricing directly with [***]; provided, however, such negotiations shall not be materially adverse to Bank. Upon Bank entering into a new [***] agreement with [***] (“New [***] Agreement”), but in no event later than thirty (30) days thereafter, Bank and Client shall enter into a new amendment to the Amended Client [***] Agreement (“New Amended Client [***] Agreement”) to reflect any updated pricing set forth in the New [***] Agreement, including any costs savings and favorable terms. To the extent that the [***] by and between Bank, Client and [***] (as amended, the “[***]Agreement”) also requires updates to reflect any changes in the New [***] Agreement, the Parties shall work in good faith with [***]to amend the [***] Agreement. Further, any updated pricing in the New Amended Client [***] Agreement shall be applied retroactively to the effective date of the New [***] Agreement. Notwithstanding anything to the contrary herein, in the event Bank has not entered into a New [***] Agreement within [***] of the First Amendment Effective Date, the Parties agree to negotiate in good faith updated pricing in Amended Client [***] Agreement.
8.Section 10.1 of the Agreement is hereby deleted in its entirety and in lieu thereof, is replaced with the following:
“10.1 Account Transfer Option. Each Program, as set forth in an Addendum to this Agreement, may give Client the right to purchase the applicable Accounts and Program upon termination of such Addendum and direct the transfer of such Accounts and Program to a successor qualified financial institution (a “Successor Bank”) (the “Account Transfer Option”). Details of such Account Transfer Option shall be set forth in the applicable Addendum, and shall set forth the rights and obligations of the Parties in the event that Client exercises such Account Transfer Option, including but not limited to a mutually agreed upon wind down period (the “Wind
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Down Period”). Notwithstanding anything to the contrary in each applicable Addendum, if Client elects the Account Transfer Option, Client may, in its sole discretion, elect which Accounts shall be transferred to a Successor Bank and in no event shall Client be required to transfer all of the Accounts to a Successor Bank. Further, any outstanding balances related to Bank-Funded Overdrafts and Non-Interest-Bearing Liquidity Extensions shall remain on Bank’s balance sheet until such balances are either repaid, purchased or written-off in the normal course, unless Client elects to transfer or purchase such outstanding balances. In addition to any payments due from Client to Bank in connection with the Account Transfer Option set forth in each applicable Addendum, Client shall pay Bank a [***] fee per Customer transferring an Account to a Successor Bank (the “Transfer Fee”) regardless of whether such Customer holds multiple Accounts. For clarity, if a Customer holds a DDA, Savings Account and a Secured Card Account (as each term is defined in each applicable Addendum), Client shall pay Bank a single Transfer Fee for the transfer of all of such Customer’s Accounts.
9.Section 18.5 of the Agreement is hereby deleted in its entirety and in lieu thereof, is replaced with the following:
“18.5 Regulatory Examinations and Financial Information. Client agrees to submit to any examination which may be required by any Regulatory Authority with audit and examination authority over Bank, to the fullest extent of such Regulatory Authority. Client shall also provide to Bank any information, which may be required by any Regulatory Authority in connection with their audit or review of Bank or the Program and shall reasonably cooperate with such Regulatory Authority in connection with any audit or review of Bank. Client shall also acknowledge the right of Bank and any Regulatory Authority to audit the books and records of any Processor or other third party service provider involved in the Program. Client shall furnish Bank with, at Client’s expense, quarterly financial statements in the form required by Client’s Board of Directors and Applicable Law. Client shall also furnish Bank with its audited financial statements on an annual basis within thirty (30) days of Client’s receipt of such audited financial statements. Additionally, Client will furnish Bank with its annual financial plan on an annual basis; provided that, if Client makes any material revisions to the annual financial plan, it shall provide Bank with such updated annual financial plan. Client shall also provide such other information as Regulatory Authorities, or the Network may from time-to-time reasonably request with respect to the financial condition of Client and such other information as Bank may from time to time reasonably request with respect to third Parties contracted with Client in connection with the Program.”
10.Exhibit A - Schedule 2: ACH Processing Fees Advance is hereby amended [***] as follows:
[***]
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Table 1: Unfunded Credit Builder Transfers Rate
[***]
Table 2: Unfunded Credit Builder Transfer and Transfer Fee Example:
[***]
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11.Exhibit A - Schedule 3: Bank Services Fees and Pass-Through Expenses of the Agreement is hereby amended [***]:
[***]
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Table 1:
[***]
12.Exhibit A - Schedule 6: Bank-funded Credit and Liquidity Products is hereby replaced in its entirety with the amended and restated Exhibit A - Schedule 6: Bank-funded Credit and Liquidity Products attached hereto.
13.Exhibit A of the Agreement is hereby amended by adding the following subsection 4 and adding a new Exhibit A - Schedule 7: Secured Credit Discount Calculation attached hereto:
4.  [***]
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14.Exhibit A of the Agreement is hereby amended by adding a new Exhibit A - Schedule 8: Unencumbered Asset Calculation attached hereto.
15.Schedule E of the Private Label DDA Addendum to the Agreement is hereby amended by adding the following line item:
[***]
16.Miscellaneous. This First Amendment constitutes the entire agreement between Client and Bank concerning the subject matter of this First Amendment. Except as explicitly amended by this First Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of this First Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this First Amendment.
[Remainder of page intentionally left blank]
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IN WITNESS WHEREOF, the undersigned hereby acknowledge and certify that as of the date below, they are duly authorized to sign on behalf of and legally bind the entities named below by executing this First Amendment.

CHIME FINANCIAL, INC.		THE BANCORP BANK, N.A.

By:	/s/ Matthew Newcomb	By:	/s/ Ryan Harris

Name:	Matthew Newcomb	Name:	Ryan Harris

Its:	CFO	Its:	Executive Vice President

11

Exhibit A - Schedule 6: Bank-funded Credit and Liquidity Products
[***]
12

Table 1:
[***]
13

Table 2:
[***]
14

Table 3: Total Program Balance Premium Calculation Example
[***]
15

Exhibit A - Schedule 7: Secured Credit Discount Calculation
[***]
16

Table 2: Secured Credit Discount Calculation Example
[***]
17

Exhibit A - Schedule 8: Unencumbered Asset Calculation
[***]
18

SECOND AMENDMENT TO THE MASTER SERVICES AGREEMENT
This Second Amendment (“Second Amendment”) to the Master Services Agreement dated June 9, 2023, effective as of July 1, 2023 (as subsequently amended, the “Agreement”), is dated as of February 27, 2025 and effective as of January 1, 2025 (the “Second Amendment Effective Date”), and is made by and between Chime Financial, Inc. (the “Client”) whose principal office is located at 101 California, #500, San Francisco CA 94111 and The Bancorp Bank, N.A. (the “Bank”) a nationally chartered bank with its principal offices at 345 N Reid Pl, Suite 700, Sioux Falls, 57103. Client and Bank are collectively referred to the “Parties” and are individually referred to as a “Party.”
RECITALS
WHEREAS, Client and Bank entered into the Agreement as of July 1, 2023. Capitalized terms used herein but not defined have the meanings given to them in the Agreement.
WHEREAS, the Parties wish to amend the Agreement in accordance with the terms and conditions set forth in this Second Amendment to the Agreement.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto, intending to be legally bound, agree as follows:
1.    The definition of “Purchased MyPay Program Receivables” in Section 1 of the Agreement is deleted and replaced with the following:
“Purchased MyPay Program Receivables” means MyPay program receivables purchased by Bank from Client’s other partner banks or from Client or any of Client’s Affiliates.
2.    Section 6 of the Secured Credit Card Addendum to the Agreement is deleted and replaced with the following:
6.    PROGRAM ACCOUNTING AND FLOW OF FUNDS
Program Accounting and Flow of Funds. All accounting processes and flow of funds shall be as further set forth in Schedule F, as set forth in applicable Schedules to the applicable Program Authorization Letter, or in the Participation Agreement between Bank and Client, and shall include, but not be limited to, delivery of Customer payments to Bank, repayment or purchase of Credit Card Accounts and Line of Credit Accounts by Client (including a purchase of a participation interest in such Credit Card Account or Line of Credit Account), and the establishment of a Client-funded reserve account at Bank.
3.    Client and Bank hereby replace Schedule F of the Secured Credit Card Addendum to the Agreement in its entirety with the amended and restated Schedule F attached hereto.
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4.    Miscellaneous. This Second Amendment constitutes the entire agreement between Client and Bank concerning the subject matter of this Second Amendment. Except as explicitly amended by this Second Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of this Second Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Second Amendment.
[Remainder of page intentionally left blank]
2

IN WITNESS WHEREOF, the undersigned hereby acknowledge and certify that as of the date below, they are duly authorized to sign on behalf of and legally bind the entities named below by executing this Second Amendment.

CHIME FINANCIAL, INC.	THE BANCORP BANK, N.A.
By: /s/ Matthew Newcomb Name: Matthew Newcomb Its: CFO	By: /s/ Ryan Harris Name: Ryan Harris Its: Executive Vice President
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SCHEDULE F
Program Accounting and Funds Flow
1.Establishment of Negative Balance Funding Account. For purposes of retaining adequate funding to prevent any direct or indirect losses or expenses of any kind incurred on or arising out of any Account including, without limitation, negative balances (including negative balances resulting from transactions authorized by any Account overdraft feature approved by Bank), unauthorized Transactions, chargebacks, force posted Transactions, fraud, unauthorized withdrawals or funds transfers from an Account, identify theft, Funding Failures, or other losses in connection with the Accounts, Bank shall set up and maintain a Bank-owned and Bank-controlled funding account at Bank (“Negative Balance Funding Account”) to be funded by Client in amounts as determined in this Section 2 to Schedule F. For the avoidance of doubt, it is expressly understood that the purpose of the Negative Balance Funding Account is to ensure that Client will maintain balances that will be immediately available to fund any negative Cardholder Account balances thereby preventing any direct or indirect losses or expenses of any kind, in any Account at any time. An example for illustration purposes is included below. For clarity, this Negative Balance Funding Account excludes any Negative Balances (as defined below) related to Credit Card Accounts and Secured Deposit Accounts that have otherwise been collected by Bank from Client pursuant to a separate account.
(a)On the Effective Date, the aggregate negative balance funding (“Aggregate NBR”) shall be established, which will equal the sum of (i) the end of day balance as of the prior business day in Client’s Fee Revenue Account (“Synthetic Reserve”) and (ii) the balance, as of the prior business day, in the Negative Balance Funding Reserve Account.
(b)Account (“Funded NBR”). Bank shall the calculate the difference between (A) the Aggregate NBR and (B) the total Program negative balance reported by Processor as of Processor’s end of day for the prior calendar day (the “Negative Balance”). If the result is positive (“Negative Balance Excess”), Bank shall transfer an amount equal to the Negative Balance Excess to Client via wire by 3:00 pm Eastern Time on the Effective Date, resulting in a reduction to the Funded NBR in subsequent periods. If the result is negative (“Negative Balance Shortfall”), Client shall transfer an amount equal to the Negative Balance Shortfall to Bank via wire by 3:00 pm Eastern Time on the Effective Date, resulting in an addition to the Funded NBR for subsequent periods.
[***]
(c)On the 28th calendar day of each calendar month (or if such day is a non-business day, then the business day immediately following such day) (the “True-Up Day”), Bank shall determine the Negative Balance Excess or Negative Balance Shortfall, as the case may be, using the calculations set forth in this Section 2.
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(d)If there is a Negative Balance Excess on the True-Up Day, Bank shall have no obligation to transfer any funds to Client. If there is a Negative Balance Shortfall on the True-Up Day, then Client shall transfer an amount equal to the Negative Balance Shortfall to Bank via wire by 3:00 pm Eastern Time on the True-Up Day.
(e)Without limiting the generality of Section 17 (Set-Off and Other Bank Remedies) of the Agreement, Client hereby authorizes Bank to set-off any funds in the Fee Revenue Account against any Account negative balances described in this Section 2, for the purposes of curing any such Account negative balances.
For the purposes of this Section 2, “Fee Revenue Account” shall mean the Bank-owned, Bank-controlled account at Bank which holds Program Revenues prior to disbursement to Client as set forth in Exhibit A of the Agreement.
2.Security Deposit Account (SDA). A Bank-owned, Bank-controlled Program Account shall be set up for Bank’s receipt of Customer Funds that have been deposited to Accounts in order to hold the Customer balances (the “SDA Account”). The SDA Account shall be set up such that (i) all Customer Funds are held by Bank as deposits of Customers for the purpose of securing credit Transactions initiated by Customers, or as otherwise permitted by this Agreement or the Customer Agreement, and Bank shall be liable to Customers with respect to such Customer Funds not used to secure credit transactions, and (ii) neither Bank nor Client have an equitable interest in the Customer Funds not securing credit transactions.
3.Credit Deposit Account (CDA). A Bank-owned, Bank-controlled Program Account shall be set up for funding the settlement of card credit activity to the networks (the “CDA Account”). Each individual customer’s available credit amount to spend on their Credit Builder card will be limited to the funds on deposit in the SDA available to secure such transactions that have not been previously used to secure a credit transaction.
4.Adjustment Funding Accounts. Client-owned Program Accounts shall be established by Client at Bank and funded by Client in an amount sufficient to fund the dispute provisional credits, rewards due to customers, and “Adjustment Credit Amounts” made to customer accounts (“Adjustment Funding Accounts”). The “Adjustment Credit Amounts” include [***]. Client grants Bank the right to transfer the Adjustment Credit Amount for the adjustment credit activity each Business Day since the previous Business Day to the Bank-owned Activity or Adjustment Account, as appropriate. Bank will notify Client if the balance in the Adjustment Funding Account is insufficient to cover the Adjustment Credit Amount and will request additional funding. Within one (1) business day of such notice from Bank, Client will initiate a wire or ACH credit in the required amount to post in the Adjustment Funding Accounts. Client is expected to maintain a positive balance in these accounts at all times.
5.Fee/Revenue Account. A Bank-owned, Bank-controlled Program Account shall be set up to hold Program Revenues and expenses (the “Fee/Revenue account”). [***].
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6.SpotMe Advance GL. A Bank-owned GL Program Account shall be set up to hold the receivables for SpotMe advances made to customers. This account shall hold a debit balance equal to the sum of all SpotMe advances not yet repaid by the Customer and has not yet been repaid or purchased by Client (including a purchase of a participation interest in such advance).
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THIRD AMENDMENT TO THE MASTER SERVICES AGREEMENT
This Third Amendment (“Third Amendment”) to the Master Services Agreement dated June 9, 2023, effective as of July 1, 2023 (the “Agreement”), is made and entered into on March 19, 2025 (the “Third Amendment Effective Date”), and is made by and between Chime Financial, Inc. (the “Client”) whose principal office is located at 101 California, #500, San Francisco CA 94111 and The Bancorp Bank, N.A. (the “Bank”) a nationally chartered bank with its principal offices at 345 N Reid Pl, Sioux Falls, 57103. Client and Bank are collectively referred to the “Parties” and are individually referred to as a “Party.”
RECITALS
WHEREAS, Client and Bank entered into the Agreement as of July 1, 2023.
WHEREAS, the Parties wish to amend the Agreement in accordance with the terms and conditions set forth in this Third Amendment to the Agreement.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto, intending to be legally bound, agree as follows:
1. Schedule I as attached to this Third Amendment is hereby incorporated into the Private Label DDA Addendum to the Master Services Agreement, following Exhibit H.
2. The parties agree to amend and supplement certain terms and conditions in the Agreement as herein set forth. All terms and conditions not amended and supplemented by this Third Amendment shall remain in full force and effect.
IN WITNESS WHEREOF, the undersigned hereby acknowledge and certify that as of the Third Amendment Effective Date, they are duly authorized to sign on behalf of and legally bind the entities named below by executing this Third Amendment.

CHIME FINANCIAL, INC.	THE BANCORP BANK, N.A.

By: /s/ Aaron Plante	By: /s/ Ryan Harris

Title: VP Banking	Title: Ryan Harris

Date: 3/19/2025	Date: 3/19/2025
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SCHEDULE I
Check Services
[***]
2

FOURTH AMENDMENT TO THE MASTER SERVICES AGREEMENT

    This Fourth Amendment (“Fourth Amendment”) to the Master Services Agreement dated June 9, 2023, effective as of July 1, 2023 (as subsequently amended, the “Agreement”), is made and entered into on May 8th, 2025 (the “Fourth Amendment Effective Date”), and is made by and between Chime Financial, Inc. (the “Client”) whose principal office is located at 101 California, #500, San Francisco CA 94111 and The Bancorp Bank, N.A. (the “Bank”) a nationally chartered bank with its principal offices at 345 N Reid Pl, Sioux Falls, 57103. Client and Bank are collectively referred to the “Parties” and are individually referred to as a “Party.” Any capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

RECITALS

WHEREAS, Client and Bank entered into the Agreement as of July 1, 2023.

WHEREAS, the Parties wish to amend the Agreement in accordance with the terms and conditions set forth in this Fourth Amendment to the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto, intending to be legally bound, agree as follows:

1.The Parties acknowledge and agree that the Secured Credit Card Addendum covers any secured card offered under the Secured Credit Card Addendum. Further, the Secured Credit Card Addendum covers the Credit Card Accounts, Line of Credit Accounts, and Secured Accounts opened pursuant to the Credit Builder Program. As such, going forward all references to “Credit Builder Account” within the Secured Credit Card Addendum, shall now be referencing “Secured Card Account”.

2.    Sections 3.15 and 3.19 of the Agreement are hereby deleted in their entirety and in lieu thereof, are replaced with the following.

3.15 Model Risk Management.

Where the Client utilizes a model as defined by OCC Bulletin 2011-12, “Sound Practices for Model Risk Management: Supervisory Guidance on Model Risk Management” to provide Bank sponsored Programs, the following apply:

(a) Client shall maintain a documented Model Risk Management (“MRM”) Policy and program that assists Bank in adhering to its obligations relating to the oversight and management of risks related to the use of third-party models as outlined in the “Third Party Model and Data” section within the OCC Comptroller’s Handbook for Model Risk Management (Version 1.0, August
2021), as may be amended from time to time. Client will provide all current copies of the MRM Policy to the Bank.

(b) Client must obtain Bank approval prior to utilizing or modifying a model to support any products which utilize any balance sheet activity provided by Bank as outlined in Schedule 6 of
Exhibit A to the Agreement or as may be directed by any Regulatory Authority (each, a
“Qualified MRM Product”). Such approval shall not be unduly withheld by Bank.

(c) Client shall promptly deliver to Bank complete and correct copies of all of the items the Bank requires to perform its own initial and ongoing Due Diligence review of the model and respond to regulator inquiries.
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(d) Client agrees that to the extent that Bank determines that a model validation is required as it relates to Qualified MRM Products, Client shall select from a list of no fewer than three (3) Bank approved independent third-party providers to complete the model validation or, alternatively, in the event that Bank does not provide a list of three (3) or more Bank approved third-party providers, Client may propose an independent third-party provider to complete the model validation and Bank shall consider in good faith such provider. Bank shall retain final decision and authority regarding the scope of the model validation, as well as receive copies of all validation results, all reports, (including draft reports), and all exhibits and other documentation relied upon for the reports. Client shall be responsible for all expenses associated with the independent validation of models and will make Bank a third-party beneficiary of any model validation contract it enters into to complete a model validation required by Bank.

(e) Client must resolve any identified MRM deficiencies within a commercially reasonable timeframe and manner collectively determined with the Bank or such shorter period as may be directed by a Regulatory Authority.

3.16 Fair and Responsible Banking Services.

The Client, for Designated Products (defined below), is required to implement a formal documented Fair and Responsible Banking Services risk management program that at a minimum meets the standards described in the OCC Fair Lending Handbook, as well as comply with other applicable Federal and State Fair Lending requirements and addresses how discrimination (e.g., overt, disparate treatment, disparate impact, steering) in any aspect of the transaction is prevented. The Fair and Responsible Banking risk management program, at a minimum, should cover the following:

(a) A Fair and Responsible Banking Services policy that address making Designated Products, available to all applicants that meet the business requirements in a fair and consistent manner within the confines of safe and sound practices. The policy should comply with applicable fair lending laws and regulations including, but not limited to, Equal Credit Opportunity Act (ECOA),
Fair Credit Reporting Act (FCRA), and the prohibition on Unfair, Deceptive, or Abusive Acts or
Practices (UDAAP).

(b) Fair and Responsible Banking Services training for new employees as well as periodic training, at least annually, for all employees who are involved in product creation, management and servicing of Designated Products.

(c) Risk assessment and testing that evaluates risks and provides appropriate oversight throughout each stage of the product life cycle of Designated Products.

(d) Client shall select from a list of no fewer than three (3) Bank approved independent third party providers, if Bank deems necessary, based on Client’s use of a model (as defined by OCC Bulletin 2011-12), traditional underwriting standards, and/or a decision tree, whether or not defined as model; third-party consultant, assessor, or qualified individual (a “Consultant”), to complete a fair lending analysis that includes statistical analysis (including regression testing, if appropriate) or other industry appropriate analyses to evaluate potential disparate impact on a traditionally protected class. Alternatively, in the event that Bank does not provide a list of three (3) or more Bank approved third-party providers, Client may propose an independent third-party provider to complete the fair lending analysis and Bank shall consider in good faith such provider. Bank shall retain final decision and authority regarding the scope of the fair lending analysis, as well as receive copies of all results, all reports (including draft reports), and
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all exhibits and other documentation relied upon for the reports. Client shall be responsible for all expenses associated with the fair lending analysis and will make Bank a third-party beneficiary of any fair lending analysis contract it enters into to complete a fair lending analysis deemed necessary by Bank.

(e) For purposes of this Agreement, the term “Designated Products” shall include, without limitation, any secured cards, SpotMe, MyPay, and any other credit or liquidity products funded by Bank and that Bank determines in its reasonable discretion are subject to a Fair and Responsible Banking Services policy, or as may be otherwise directed by a Regulatory Authority.

(f) Client shall provide all current copies of the Fair and Responsible Banking Services risk management program to the Bank.

(g) Client must work with Bank to resolve identified deficiencies in a timeframe and manner collectively determined with the Bank or such shorter period as may be directed by a Regulatory Authority.

3.Section 3.20 of the Agreement is hereby renumbered as Section 3.17 of the Agreement.
4.Exhibit A - Schedule 7: Secured Credit Discount Calculation of the Agreement is hereby amended by deleting Table 1 in its entirety and in lieu thereof, replacing it with the following:
[***]

5.Exhibit A - Schedule 7: Secured Credit Discount Calculation of the Agreement is hereby amended by deleting Table 2 in its entirety and in lieu thereof, replacing it with the following:

[***]

6.Exhibit A - Schedule 7: Secured Credit Discount Calculation of the Agreement is hereby amended by adding the following Table 3: [***]:

[***]

7.The parties agree to amend and supplement certain terms and conditions in the Agreement as herein set forth. All terms and conditions not amended and supplemented by this Fourth Amendment shall remain in full force and effect.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned hereby acknowledge and certify that as of the date below, they are duly authorized to sign on behalf of and legally bind the entities named below by executing this Fourth Amendment.

CHIME FINANCIAL, INC.                 THE BANCORP BANK, N.A.

By: /s/ Aaron Plante        By: /s/ Ryan Harris

Name: Aaron Plante        Name: Ryan Harris

Title: VP, Banking        Title: EVP
Date: 6/18/2025         Date: 6/20/2025
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FIFTH AMENDMENT TO THE MASTER SERVICES AGREEMENT

    This Fifth Amendment (“Fifth Amendment”) to the Master Services Agreement dated June 9, 2023 effective as of July 1, 2023 (the “Agreement”) is made and entered into on August 5, 2025 (the “Fifth Amendment Effective Date”), and is made by and between Chime Financial, Inc. (the “Client”) whose principal office is located at 101 California, #500, San Francisco CA 94111 and The Bancorp Bank, N.A. (the “Bank”) a nationally chartered bank with its principal offices at 345 N Reid Pl, Sioux Falls, 57103. Client and Bank are collectively referred to as the “Parties” and are individually referred to as a “Party.”
RECITALS
WHEREAS, Client and Bank entered into the Agreement as of July 1, 2023.
WHEREAS, the Parties wish to amend the Agreement in accordance with the terms and conditions set forth in this Fifth Amendment to the Agreement.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto, intending to be legally bound, agree as follows:
1.Section 3 of the Agreement is hereby amended by adding a new subsection 3.18 as follows:
“3.18 Sales Taxes. In the event that the Parties mutually determine that sales taxes are required to be collected from Customers in connection with the Program, the Bank shall be responsible for collecting such sales taxes from Customers (in the amounts calculated by Client (or its Bank-approved Subcontractor) pursuant to this Section 3.18) as part of the purchase triggering the sales tax collection obligation. Client (or its Bank-approved Subcontractor) shall be responsible for the sales tax calculation and remittance to the appropriate state and local tax authorities (under Client’s tax ID number(s)), as applicable (the “Sales Taxes Activities”); provided, that, Bank shall provide commercially reasonable cooperation and assistance with Client’s Sales Taxes Activities, including, but not limited to, providing Client with any information reasonably required by Client to report sales taxes in a timely fashion. Client acknowledges and agrees that its engagement of a third party to conduct the Sales Taxes Activities shall not absolve Client of its obligations hereunder. Client specifically acknowledges and agrees that any Sales Taxes Activities conducted in connection with any Program, whether provided by Client or through a Bank-approved Subcontractor, shall comply with Applicable Law. Notwithstanding anything to the contrary herein, in instances where the Parties mutually determine that the Bank has a legal or regulatory obligation to conduct the Sales Taxes Activities (or a portion thereof), Bank shall assume such obligation (and shall remit applicable sales tax to state and local tax authorities under Bank’s tax ID numbers(s), and Client shall not be responsible for such activities. For the purposes of clarity, Bank and Client have agreed that the sales tax for the purchase of any premium Card including, but not limited to, the metal secured card offered under the Secured Credit Card Addendum will be collected by Bank and remitted to the appropriate state and local tax authorities by Client under Client’s tax ID number(s).”

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2.Exhibit A - Schedule 4: Earnings Credits and Discounts on Program Accounts is hereby amended by deleting the first table and replacing it with the following:
[***]

3.Exhibit A - Schedule 6: Bank-funded Credit and Liquidity Products is hereby amended by deleting paragraph 2 and replacing it with the following:
[***]
4.The parties agree to amend and supplement certain terms and conditions in the Agreement as herein set forth. All terms and conditions not amended and supplemented by this Fifth Amendment shall remain in full force and effect.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned hereby acknowledge and certify that as of the date below, they are duly authorized to sign on behalf of and legally bind the entities named below by executing this Fifth Amendment.

CHIME FINANCIAL, INC.                 THE BANCORP BANK, N.A.

By: /s/ Aaron Plante        By: /s/ Ryan Harris

Name: Aaron Plante        Name: Ryan Harris

Title: VP, Banking         Title: EVP
Date: 8/13/2025        Date: 8/13/2025

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